Putnam
Asset
Allocation
Funds

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-03

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Portfolio overview

Putnam Asset Allocation Funds consist of three portfolios that target investors' various life stages and financial goals.
-------------------------------------------------------------------
TARGETED PORTFOLIO STRUCTURE*
-------------------------------------------------------------------
                                Growth     Balanced    Conservative
-------------------------------------------------------------------
* Large-cap growth stocks        27.5%       23.0%         11.5%
-------------------------------------------------------------------
* Large-cap value stocks         27.5        23.0          11.5
-------------------------------------------------------------------
* Small-cap growth stocks         2.5         2.0           1.0
-------------------------------------------------------------------
* Small-cap value stocks          2.5         2.0           1.0
-------------------------------------------------------------------
* International stocks           15.0        10.0           5.0
-------------------------------------------------------------------
* Emerging-market stocks          5.0          --            --
-------------------------------------------------------------------
* U.S. fixed-income securities   15.0        35.0          65.0
-------------------------------------------------------------------
* High-yield securities           5.0         5.0           5.0
-------------------------------------------------------------------

TARGETED PORTFOLIO STRUCTURE*
-----------------------------------------
Growth
------------

[GRAPHIC OMITTED: pie chart GROWTH]

Growth Portfolio is designed to seek capital appreciation for long-term investors willing to accept a higher degree of risk.

Balanced
------------

[GRAPHIC OMITTED: pie chart BALANCED]

Balanced Portfolio is designed to seek total returns for investors seeking a combination of capital appreciation and capital preservation and who are willing to accept a moderate level of risk.

Conservative
------------

[GRAPHIC OMITTED: pie chart CONSERVATIVE]

Conservative Portfolio is designed to preserve principal while protecting against inflation for conservative investors.

* The targeted portfolio represents the target allocation of assets among the various investment categories assuming that all security markets are displaying historical tendencies and that no extraordinary opportunities exist within any category.

  Allocations in each portfolio will vary over time.


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have seen media coverage of market timing allegations involving Putnam Investments. A separate letter has been sent to you detailing the steps being taken by Putnam Investments to address these matters. In addition, the Board of Trustees of The Putnam Funds is conducting an independent investigation of these issues. When that investigation is complete, we will report to you on the steps we are taking to make sure that nothing like this happens in the future. We will, of course, ensure that your fund is fully compensated for any losses resulting from improper trading activity at Putnam. We appreciate your loyalty and want you to know that we intend to restore full confidence in Putnam, an organization that aspires to the highest ethical and business standards.

The balance of this report focuses on the performance of your fund. We are pleased to report that all three of the Putnam Asset Allocation Funds' portfolios registered solid gains at net asset value during the fiscal year ended September 30, 2003. The Growth Portfolio outperformed its Lipper category average, but lagged its benchmarks. The Balanced Portfolio lagged both its Lipper category average and its benchmarks. The Conservative Portfolio outperformed its benchmarks, but lagged its Lipper category average. You will find the details on the following page.

All in all, we are pleased with these results, especially given the economic and market environment that until quite recently had put a damper on performance. In the following report, the management team provides an in-depth discussion of each portfolio's performance and strategy relative to its investment objectives. The managers also provide their outlook for the funds in coming months.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 19, 2003



Report from Fund Management

Fund highlights

* During the fiscal year ended September 30, 2003, Putnam Asset
  Allocation: Growth Portfolio's class A shares posted a total return of 23.41% at net asset value (NAV) and 16.31% at public offering price
  (POP). It underperformed both its benchmarks, the Russell 3000 Index, which returned 25.92% for the period, and the Putnam Growth Blended Benchmark, which returned 23.91% for the period.

* The Balanced Portfolio's class A shares returned 17.40% at NAV and 10.70% at POP, underperforming both the Russell 3000 Index (see above) and the Putnam Balanced Blended Benchmark, which returned 18.81% for the period.

* The Conservative Portfolio's class A shares returned 14.88% at NAV and 8.33% at POP, outperforming both its benchmarks, the Lehman Aggregate Bond Index and the Putnam Conservative Blended Benchmark, which returned 5.41% and 12.59%, respectively, for the period.

* The Growth Portfolio outperformed the average for the Lipper Global Flexible Funds category, which was 22.04% for the period. The Balanced and Conservative Portfolios both lagged the Lipper category average.

* See the Of Special Interest section on page 10 for more information on the Portfolios' benchmarks and important dividend information. See the Performance Summary beginning on page 12 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Putnam Asset Allocation Funds posted strong total returns for the fiscal year ended September 30, 2003. The comprehensive diversification strategy of all three portfolios -- to be invested in all asset classes, all the time -- enabled all three portfolios to benefit from a changing market environment over the past year. During the period, the stock market mounted a significant rally from its low in October 2002, and the funds generally benefited from management's decision to increase their target equity weightings at the beginning of 2003. Fixed-income markets, on the other hand, posted gains during the first half of the year, but have been generally flat since then. Within these markets, small-cap stocks tended to outperform large-cap stocks, international outperformed domestic, and high-yield, investment-grade corporate, and foreign bonds all outperformed Treasuries. The funds' exposure to all of these asset classes resulted in solid absolute performance for all three portfolios.

FUND PROFILE

Putnam Asset Allocation Funds balance diversified global investments in stocks, bonds, and money market instruments in varying proportions. The Growth, Balanced, and Conservative Portfolios seek capital appreciation, total return, and total return consistent with preservation of capital, respectively.

The performance of the funds was also helped by the management team's decision to position the funds for a market recovery. After three years of relentless declines in equity markets, the team felt that equity markets had returned to more reasonable valuations. This, in conjunction with a powerful array of economic stimulus geared toward a resuscitation of the business sector, was at the heart of the team's investment strategy over the past 12 months. Specifically, the funds' exposure to equities was raised across the three portfolios, the exposure to corporate bonds was above benchmark levels, and an overweight exposure to non-U.S. assets, and their appreciating currencies, was held throughout most of the period. On a relative basis, the results versus the portfolios' benchmarks primarily were a product of each portfolio's equity weighting: the more overweight the portfolio was in equities, the better its relative performance.


Market overview

The most striking aspect of market performance over the past year is the extent to which the prevailing trends of the bear market were reversed. Across the board, those asset classes that have sustained the greatest declines since March 2000 have delivered the best performance over the past 12 months. During the bear market, we observed that bonds outperformed stocks, value stocks outperformed growth stocks, domestic stocks outperformed international stocks, and government bonds outperformed corporate bonds. Over the past 12 months, each of these trends was sharply reversed, as stock market volatility finally peaked around the beginning of the war in Iraq, and as the United States' role there became clearer, the negativity and uncertainty felt by many investors began to dissipate, and a broader stock market rebound took hold.

On the international level, strengthening foreign currencies and a rebound in equity markets similar to that in the United States produced strong returns for international holdings. With regard to fixed-income markets, the Federal Reserve Board helped them to maintain their stability by cutting interest rates by half a percentage point in November, and restating its intention to continue bolstering the economic recovery, should the need arise. As a result, investors were willing to return to high-quality corporate bonds, which they had tended to avoid in the wake of the corporate accounting issues over the last two years. Those sectors of the bond market performed especially well during the first half of the year before hitting a plateau in the second half. A weakening U.S. dollar helped international bond holdings just as it did equities.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/03
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (large domestic stocks)                                  24.40%
------------------------------------------------------------------------------
Russell 3000 Index (small to midsize domestic stocks)                  25.92%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 26.01%
------------------------------------------------------------------------------
MSCI EMF Index (emerging market stocks)                                45.97%
------------------------------------------------------------------------------

Bonds
------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                  10.47%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.41%
------------------------------------------------------------------------------
JP Morgan Developed High Yield Index (high-yield bonds)                27.17%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/03.
------------------------------------------------------------------------------


Strategy overview: Growth Portfolio

During the reporting period, the Global Asset Allocation Team decided to increase the Growth Portfolio's exposure to equities from 70% to 80%. The move reflected the team's belief that stocks were dramatically undervalued after three years of steady market declines. While an increased exposure to equities proved a bit of a mixed blessing during the first half of the year, over the entire 12-month period, it provided a significant boost to the portfolio's performance.

The stocks that benefited the most during the beginning of the period were those of companies in the most danger of failing. Once economic recovery began to take hold, these types of stocks generally appeared to be the most undervalued, and their prices rose as investors became more aggressive. Ultimately, stocks that carried the most risk -- namely, small-cap growth stocks -- delivered the greatest appreciation during the period.

Along those lines, the Growth Portfolio's exposure to international equities, and especially those in emerging markets, helped performance, as stock markets overseas also began to recover. The weakening U.S. dollar further boosted returns as profits from international holdings were translated back into dollar figures. The Japanese stock market was particularly noteworthy over the period. After years of market declines, the Japanese economy appears to have finally stabilized and Japanese stock indexes have posted steady gains since the beginning of 2003.


[GRAPHIC OMITTED: horizontal bar chart EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED]

EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED

                                   as of 3/31/03     as of 9/30/03

U.S. equities                         36.9%             48.9%

International
equities                              32.0%             31.6%

U.S. fixed income                     15.9%             16.6%

International
fixed income                           0.7%              0.8%

Footnote reads:
This chart shows how the portfolio's weightings have changed over the last six months. Fixed-income figures represent U.S. government and agency obligations and global corporate bonds and notes. Weightings are shown as a percentage of net assets. Holdings will vary over time.


Strategy overview: Balanced Portfolio

One of the Balanced Portfolio's objectives is to seek high total returns with moderate volatility through a strategy of comprehensive diversification. While limiting portfolio volatility tends to mean higher returns relative to the benchmark in bear markets and lower returns during stock market rallies, this is a strategy with a proven track record, as is evidenced by the portfolio's five-year and life-of-fund performance relative to its benchmark. During the reporting period, the Balanced Portfolio again posted solid absolute returns, although it lagged the Russell 3000 Index, which comprises only small- and mid-cap domestic stocks and, as a result, benefited more from the stock market rally.

The equity side of the Balanced Portfolio benefited from solid gains in equity markets, both in the United States and overseas, while the weakening U.S. dollar also boosted performance. Exposure to small-cap stocks at home and international stocks contributed to the portfolio's solid absolute performance. Within the portfolio's fixed-income holdings, higher-yielding bonds and international bonds tended to outperform U.S. government bonds. We believe the team's strategy of broad diversification within both equity and fixed-income asset classes helped the Balanced Portfolio generate solid returns in both areas.

[GRAPHIC OMITTED: horizontal bar chart EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED]

EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED

                                   as of 3/31/03     as of 9/30/03

U.S. equities                         40.8%             46.7%

International
equities                              15.4%             17.6%

U.S. fixed income                     26.2%             27.3%

International
fixed income                           1.6%              1.5%

Footnote reads:
This chart shows how the portfolio's weightings have changed over the last six months. Fixed-income figures represent U.S. government and agency obligations and global corporate bonds and notes. Weightings are shown as a percentage of net assets. Holdings will vary over time.


Strategy overview: Conservative Portfolio

During the first half of the reporting period, the Conservative Portfolio's fixed-income holdings benefited from strong demand. Despite the fact that the economy was beginning to show signs of recovery, investors still sought the relative stability of fixed-income securities. During this time, broad diversification within the bond universe proved a sound strategy. High-yield and foreign government bonds performed especially well over the entire 12-month period as investor demand at home and currency fluctuations abroad bolstered these sectors of the market.

Like the Growth Portfolio, the Conservative Portfolio had an increased equity weighting that provided a significant boost to performance. The team doubled the portfolio's equity exposure from 15% to 30% at the beginning of 2003, with the bulk of this exposure falling into the large-cap domestic stock category. While this was not the best-performing sector of the stock market during the first half of the year, it nevertheless participated in the rally that began in late March, and the portfolio benefited from its exposure. Fixed-income markets were generally flat during the second half of the year, and the portfolio's solid overall returns for the period are in large part a testament to the timeliness of the shift in the portfolio's strategic allocations.


[GRAPHIC OMITTED: horizontal bar chart EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED]

EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED

                                   as of 3/31/03     as of 9/30/03

U.S. equities                         20.8%             26.1%

International
equities                               5.6%              6.7%

U.S. fixed income                     43.9%             48.0%

International
fixed income                           2.7%              2.4%

Footnote reads:
This chart shows how the portfolio's weightings have changed over the last six months. Fixed-income figures represent U.S. government and agency obligations and global corporate bonds and notes. Weightings are shown as a percentage of net assets. Holdings will vary over time.


OF SPECIAL INTEREST

The management team has replaced the S&P 500 Index with the Russell 3000 Index as a performance benchmark for the Growth and Balanced Portfolios. The team also replaced the Lehman Credit Index with the Lehman Aggregate Bond Index as a performance benchmark for the Conservative Portfolio. The team feels the new benchmarks provide a more accurate representation of the types of securities each portfolio holds.

The management team has changed the strategic allocations for the Growth and Conservative Portfolios, effective January 30, 2003. The Growth Portfolio's new strategic allocation is 80% equities, 20% fixed income. The allocation had been 70% and 30% for equities and fixed income, respectively. The Conservative Portfolio's new strategic allocation is 30% equities, 70% fixed income. The allocation had been 15% and 85% for equities and fixed income, respectively. The increased exposure to equities reflects management's belief that new opportunities currently exist in equities, and is subject to change. Similar changes were made to the Funds' strategic allocation ranges. For more information, please review the current prospectus.

During the reporting period, the Trustees of The Putnam Funds voted to reduce the dividend for the Balanced and Conservative Portfolios. The Balanced Portfolio's Class A rate changed from $0.0430 to $0.0320 in June; the Conservative Portfolio's Class A rate changed from $0.0230 to $0.0170 in May. Similar changes were made to other share classes. The reduction in dividend rates is reflective of a continuing environment of low interest rates and is subject to change.

The fund's management team

The funds are managed by the Putnam Asset Allocation Team. The members of the team are Jeffrey Knight (Portfolio Leader), Robert Kea (Portfolio Member), Robert Schoen (Portfolio Member), and Graham Spiers (Portfolio Member).


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

After three difficult years for investors, a stock market recovery seems to have finally taken root. We believe that by the end of the reporting period, the market had shifted away from an environment of speculative buying and toward a "textbook" economic recovery. The sectors that historically have led the market during the upswings led the market during the past six months, and cyclical holdings outperformed defensive holdings by a wide margin.

The team believes that in keeping with previous post-bubble environments, there will be continued volatility in the stock market, although we feel the trend will continue to be an upward one. With that in mind, we anticipate rebalancing all three portfolios' exposure to equities and scaling back positions in some of the best-performing holdings. We believe the overall environment for stocks will be positive, while fixed-income securities will stand to play a valuable role in combating volatility, and we feel a strategy of broad diversification will continue to prove beneficial to virtually all investors.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended September 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 17 for definitions of some terms used in this section.

Growth Portfolio

--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03
--------------------------------------------------------------------------------------------------------------------
                        Class A               Class B               Class C               Class M         Class R
(inception dates)       (2/8/94)             (2/16/94)              (9/1/94)              (2/3/95)       (1/21/03)
--------------------------------------------------------------------------------------------------------------------
                     NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------
1 year             23.41%     16.31%     22.57%     17.57%     22.47%     21.47%     22.70%     18.47%     23.12%
--------------------------------------------------------------------------------------------------------------------
5 years            20.26      13.32      15.77      14.20      15.73      15.73      17.42      13.32      18.81
Annual average      3.76       2.53       2.97       2.69       2.96       2.96       3.26       2.53       3.51
--------------------------------------------------------------------------------------------------------------------
Life of fund      100.28      88.73      86.54      86.54      85.41      85.41      90.78      84.10      95.67
Annual average      7.47       6.81       6.68       6.68       6.61       6.61       6.93       6.53       7.21
--------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund had limited expenses, without which returns would have been lower.


-----------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/03
-----------------------------------------------------------------------------
                          Class A    Class B   Class C    Class M    Class R
-----------------------------------------------------------------------------
Distributions (number)       1          1          1          1         --
-----------------------------------------------------------------------------
Income                    $0.235     $0.159     $0.159     $0.180       --
-----------------------------------------------------------------------------
Capital gains               --         --         --         --         --
-----------------------------------------------------------------------------
Total                     $0.235     $0.159     $0.159     $0.180       --
-----------------------------------------------------------------------------
Share value:            NAV     POP    NAV        NAV    NAV   POP      NAV
-----------------------------------------------------------------------------
9/30/02                $7.69   $8.16  $7.54      $7.44  $7.56  $7.83      --
-----------------------------------------------------------------------------
1/21/03*                  --      --     --         --     --     --   $8.08
-----------------------------------------------------------------------------
9/30/03                 9.22    9.78   9.06       8.93   9.07   9.40    9.21
-----------------------------------------------------------------------------

* Inception date of class R shares.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF $10,000 INVESTMENT]

CHANGE IN THE VALUE OF $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 2/8/94 to 9/30/03

            Growth Portfolio  Russell
               class A          3000         S&P 500      Putnam Growth
Date/year    shares at POP     Index          Index     Blended Benchmark

 2/8/94         9,425         10,000         10,000               0
9/30/94         9,346          9,970         10,008          10,000
9/30/95        11,257         12,893         12,984          12,136
9/30/96        13,367         15,346         15,625          13,871
9/30/97        16,876         21,279         21,944          17,633
9/30/98        15,693         22,266         23,929          17,734
9/30/99        19,703         28,127         30,583          21,805
9/30/00        22,219         33,244         34,645          24,544
9/30/01        17,238         23,965         25,422          19,182
9/30/02        15,293         19,454         20,214          16,866
9/30/03       $18,873        $24,496        $25,146         $20,898

Footnote reads:
Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management that is 60% represented by the Russell 3000 Index, 15% by Lehman Aggregate Bond Index, 15% by MSCI EAFE Index, 5% by MSCI Emerging Markets Free Index, and 5% by JP Morgan Developed High Yield Index. Performance information for the blended benchmark is based on the inception date of 12/31/94, which is when the JP Morgan Developed High Yield Index, a component of the blended benchmark, began operations.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $18,654 and $18,541, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $19,078 ($18,410 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $19,567. See first page of performance section for performance calculation method.


Balanced Portfolio

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03
-------------------------------------------------------------------------------------------------------------------
                       Class A               Class B               Class C               Class M         Class R
(inception dates)      (2/7/94)             (2/11/94)              (9/1/94)              (2/6/95)       (1/21/03)
-------------------------------------------------------------------------------------------------------------------
                    NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
-------------------------------------------------------------------------------------------------------------------
1 year            17.40%     10.70%     16.52%     11.52%     16.52%     15.52%     16.85%     12.80%     16.95%
-------------------------------------------------------------------------------------------------------------------
5 years           21.95      14.94      17.42      15.68      17.43      17.43      18.84      14.65      20.35
Annual average     4.05       2.82       3.26       2.96       3.27       3.27       3.51       2.77       3.77
-------------------------------------------------------------------------------------------------------------------
Life of fund      97.09      85.72      83.39      83.39      82.40      82.40      88.25      81.65      92.21
Annual average     7.29       6.63       6.49       6.49       6.43       6.43       6.78       6.38       7.01
-------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund had limited expenses, without which returns would have been lower.


----------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/03
----------------------------------------------------------------------------------
                             Class A    Class B    Class C    Class M    Class R
----------------------------------------------------------------------------------
Distributions (number)          4          4          4          4         3
----------------------------------------------------------------------------------
Income                       $0.228     $0.164     $0.164     $0.184     $0.093
----------------------------------------------------------------------------------
Capital gains                  --         --         --         --         --
----------------------------------------------------------------------------------
Total                        $0.228     $0.164     $0.164     $0.184     $0.093
----------------------------------------------------------------------------------
Share value:                NAV   POP     NAV        NAV     NAV    POP    NAV
----------------------------------------------------------------------------------
9/30/02                   $8.10  $8.59   $8.05      $7.99   $8.08  $8.37     --
----------------------------------------------------------------------------------
1/21/03*                     --     --      --         --      --     --  $8.50
----------------------------------------------------------------------------------
9/30/03                    9.26   9.82    9.20       9.13    9.24   9.58   9.25
----------------------------------------------------------------------------------


* Inception date of class R shares.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF $10,000 INVESTMENT]

CHANGE IN THE VALUE OF $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 2/7/94 to 9/30/03

           Balanced Portfolio   Russell                  Putnam Balanced
               class A           3000         S&P 500        Blended
Date/year    shares at POP      Index          Index        Benchmark

 2/7/94         9,425          10,000         10,000              0
9/30/94         9,285           9,973          9,993          10,000
9/30/95        11,024          12,898         12,965          12,104
9/30/96        12,943          15,351         15,602          13,636
9/30/97        16,027          21,286         21,912          16,935
9/30/98        15,230          22,273         23,894          17,959
9/30/99        18,138          28,136         30,538          20,795
9/30/00        21,019          33,255         34,594          23,295
9/30/01        17,423          23,973         25,385          20,029
9/30/02        15,820          19,460         20,185          18,394
9/30/03       $18,572         $24,496        $25,146         $21,856

Footnote reads:
Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management that is 50% represented by Russell 3000 Index, 35% by the Lehman Aggregate Bond Index, 10% by MSCI EAFE Index, and 5% by JP Morgan Developed High Yield Index. Performance information for the blended benchmark is based on the inception date of 12/31/94, which is when the JP Morgan Developed High Yield Index, a component of the blended benchmark, began operations.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class shares would have been valued at $18,339 and $18,240, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $18,825 ($18,165 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $19,221. See first page of performance section for performance calculation method.


Conservative Portfolio


-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03
-------------------------------------------------------------------------------------------------------------------
                        Class A               Class B               Class C              Class M          Class R
(inception dates)       (2/7/94)             (2/18/94)              (9/1/94)             (2/7/95)        (1/21/03)
-------------------------------------------------------------------------------------------------------------------
                     NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
-------------------------------------------------------------------------------------------------------------------
1 year             14.88%      8.33%     14.14%      9.14%     13.99%     12.99%     14.10%     10.06%     14.60%
-------------------------------------------------------------------------------------------------------------------
5 years            27.42      20.07      22.59      20.83      22.73      22.73      23.95      19.66      25.93
Annual average      4.96       3.73       4.16       3.86       4.18       4.18       4.39       3.66       4.72
-------------------------------------------------------------------------------------------------------------------
Life of fund       86.38      75.64      73.43      73.43      72.87      72.87      77.25      71.04      81.98
Annual average      6.67       6.01       5.87       5.87       5.84       5.84       6.11       5.72       6.40
-------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund had limited expenses, without which returns would have been lower.

-----------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/03
-----------------------------------------------------------------------------
                         Class A    Class B   Class C    Class M    Class R
-----------------------------------------------------------------------------
Distributions (number)     12         12         12         12          8
-----------------------------------------------------------------------------
Income                   $0.429     $0.370     $0.367     $0.387     $0.145
-----------------------------------------------------------------------------
Capital gains              --         --         --         --         --
-----------------------------------------------------------------------------
Total                    $0.429     $0.370     $0.367     $0.387     $0.145
-----------------------------------------------------------------------------
Share value:           NAV    POP     NAV        NAV    NAV    POP     NAV
-----------------------------------------------------------------------------
9/30/02               $7.94  $8.42   $7.89      $7.88  $7.90  $8.19      --
-----------------------------------------------------------------------------
1/21/03*                 --     --      --         --     --     --   $8.01
-----------------------------------------------------------------------------
9/30/03                8.65   9.18    8.60       8.58   8.59   8.90    8.65
-----------------------------------------------------------------------------

* Inception date of class R shares.



[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF $10,000 INVESTMENT]

CHANGE IN THE VALUE OF $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 2/7/94 to 9/30/03

              Conservative       Lehman
               Portfolio        Aggregate      Lehman  Putnam Conservative
                class A           Bond         Credit         Blended
Date/year    shares at POP       Index         Index         Benchmark

 2/7/94         9,425           10,000         10,000              0
9/30/94         9,191            9,638          9,384         10,000
9/30/95        10,594           10,993         10,979         11,735
9/30/96        11,837           11,532         11,501         12,784
9/30/97        13,880           12,652         12,746         14,950
9/30/98        13,785           14,108         14,157         16,251
9/30/99        15,308           14,056         13,960         17,485
9/30/00        16,559           15,039         14,778         19,130
9/30/01        15,757           16,987         16,715         18,814
9/30/02        15,289           18,447         18,083         18,804
9/30/03       $17,564          $19,445        $19,975        $21,171

Footnote reads:
Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management that is 65% represented by the Lehman Aggregate Bond Index, 25% by Russell 3000 Index, 5% by MSCI EAFE Index, and 5% by JP Morgan Developed High Yield Index. Performance information for the blended benchmark is based on the inception date of 12/31/94, which is when the JP Morgan Developed High Yield Index, a component of the blended benchmark, began operations.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,343 and $17,287, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $17,725 ($17,104 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $18,198. See first page of performance section for performance calculation method.


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/03
------------------------------------------------------------------------------
                                                    Lehman      Lipper Global
                              Russell    Lehman    Aggregate Flexible Portfolio
                 S&P 500        3000     Credit      Bond      Funds category
                  Index        Index*    Index      Index*         average+
------------------------------------------------------------------------------
1 year            24.40%       25.92%    10.47%      5.41%          22.04%
------------------------------------------------------------------------------
5 years            5.08        10.02     41.10      37.83           27.52
Annual average     1.00         1.93      7.13       6.63            4.74
------------------------------------------------------------------------------
Life of fund     151.46       144.96     99.75      94.45           96.52
Annual average    10.04         9.74      7.42       7.14            7.13
------------------------------------------------------------------------------


  Index and Lipper results should be compared to fund performance at net asset value.

* Putnam Management has completed a review of the funds' benchmarks. The Russell 3000 Index and the Lehman Aggregate Bond Index replace the S&P 500 Index and Lehman Credit Index, respectively, as performance benchmarks for the funds because, in Putnam Management's opinion, the securities tracked by these indexes more accurately reflect the types of securities generally held by the funds.

+ Over the 1-year, 5-year, and life-of-fund periods ended 9/30/03, there were 82, 64, and 17 funds, respectively, in this Lipper category.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of developed markets.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Credit Index is an unmanaged index of corporate bonds.

Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an unmanaged index of securities from emerging markets available to non-domestic investors.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index and 5% the JP Morgan Developed High Yield Index.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EAFE Index.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

Standard & Poor's 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees and Shareholders of
Putnam Asset Allocation Funds

In our opinion, the accompanying statements of assets and liabilities, including the funds' portfolios (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds (Growth Portfolio, Balanced Portfolio and Conservative Portfolio) constituting the Putnam Asset Allocation Funds (the "trust") at September 30, 2003, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2003




The funds' portfolios
September 30, 2003

---------------------------------------------------------------------------------------------------------------------------------
                                                    Growth 80.5%                  Balanced 64.3%              Conservative 32.8%

Common stocks (a)                               Shares          Value         Shares          Value         Shares          Value
Banking                                                          6.4%                          4.9%           2.0%
---------------------------------------------------------------------------------------------------------------------------------
Abbey National PLC (United Kingdom)             14,077       $115,527             --            $--             --            $--
ABN AMRO Holdings NV (Netherlands)              61,968      1,143,567         56,102      1,035,315          8,935        164,888
ABN AMRO Holdings NV (Netherlands)
(RES)                                           27,300        503,798         39,800        734,475          6,300        116,261
Akbank TAS (Turkey)                        190,678,196        761,341             --             --             --             --
Allied Irish Banks PLC (Ireland)               173,457      2,554,743        224,023      3,299,499         35,973        529,825
Anchor BanCorp Wisconsin, Inc.                   2,910         68,327          7,800        183,144         11,900        279,412
Anglo Irish Bank Corp. PLC (Ireland)            26,599        287,085             --             --             --             --
Australia & New Zealand Banking Group,
Ltd. (Australia)                                39,102        474,963         66,975        813,530         10,667        129,570
Banca Popolare di Milano Scrl (BPM)
(Italy)                                         41,300        192,342             --             --             --             --
BancFirst Corp.                                     --             --             --             --         10,651        564,503
Banco Bradesco SA ADR (Brazil)                  39,079        788,223             --             --             --             --
Banco Itau SA ADR (Brazil) (NON)                27,428        992,894             --             --             --             --
Banco Popular Espanol (Spain)                   23,277      1,150,997         20,655      1,021,345          3,167        156,601
Bangkok Bank Public Co.,
Ltd. (Thailand) (NON)                          258,800        557,535             --             --             --             --
Bank Danamon Indonesia (Indonesia)           1,700,500        354,693             --             --             --             --
Bank Mandiri Persero Tbk
PT (Indonesia) (NON)                           492,000         49,845             --             --             --             --
Bank of Ireland (Ireland)                       36,711        438,539             --             --             --             --
Bank of Nova Scotia (Canada)                     2,000         93,551             --             --             --             --
Bank of the Ozarks, Inc.                        11,230        499,847         26,840      1,194,648             --             --
BankAtlantic Bancorp, Inc. Class A              23,800        339,150         55,180        786,315             --             --
Barclays PLC (United Kingdom)                  381,241      2,924,520        482,874      3,704,152         77,376        593,555
Bayerische Vereinsbank AG (Germany)
(NON)                                            6,200        105,392             --             --             --             --
BNP Paribas SA (France)                         59,593      2,921,072         61,564      3,017,684          9,805        480,612
Bolig OG Naeringsbanken (Norway)                 1,445         45,900             --             --             --             --
Canadian Imperial Bank of Commerce
(Canada)                                        52,967      2,171,686         86,700      3,554,764         14,000        574,010
Cascade Bancorp                                  7,470        126,990         18,550        315,350             --             --
Charter One Financial, Inc.                     32,496        994,347         41,093      1,257,446         15,157        463,804
Chinatrust Financial Holding Co.
(Taiwan)                                       765,376        656,166             --             --             --             --
City Holding Co.                                12,100        401,720         27,800        922,960             --             --
Colonial Bancgroup, Inc.                        58,830        849,505        121,680      1,757,059             --             --
Columbia Banking Systems, Inc.                      --             --             --             --          5,666         99,608
Comerica, Inc.                                  13,848        645,317         17,230        802,918          8,210        382,586
Commerce Bancorp, Inc.                           8,500        407,235         10,310        493,952             --             --
Community First Bankshares                      11,280        298,130         25,970        686,387             --             --
Compass Bancshares, Inc.                        10,800        373,464         13,700        473,746          6,400        221,312
Danske Bank A/S (Denmark)                       65,045      1,239,740         77,398      1,475,184         12,321        234,835
DBS Group Holdings, Ltd. (Singapore)            25,000        186,610             --             --             --             --
DnB Holdings ASA (Norway)                       82,359        394,750             --             --             --             --
Doral Financial Corp.                           54,180      2,546,460        101,055      4,749,585         24,834      1,167,198
Downey Financial Corp.                           8,200        383,186         18,800        878,524             --             --
Erste Bank der Oesterreichischen
Sparkassen AG (Austria)                          4,450        449,982          7,823        791,058          1,199        121,242
Fifth Third Bancorp                             18,344      1,017,542         23,100      1,281,357          7,500        416,025
FirstFed Financial Corp. (NON)                  24,000        948,000         55,290      2,183,955         15,385        607,708
Flagstar Bancorp, Inc.                          52,720      1,209,924        125,900      2,889,405          8,100        185,895
Fubon Financial Holding Co., Ltd.
(Taiwan)                                       546,455        534,946             --             --             --             --
Great Southern Bancorp, Inc.                        --             --             --             --            380         14,790
Greater Bay Bancorp                              9,000        187,200          9,100        189,280             --             --
Greenpoint Financial Corp.                      11,175        333,686         12,625        376,983             --             --
Grupo Financiero BBVA Bancomer SA de
CV (Mexico) (NON)                            1,864,696      1,623,899      1,050,701        915,019        167,338        145,729
HDFC Bank, Ltd. (India)                        195,309      1,175,400         89,261        537,186         14,273         85,897
HDFC Bank, Ltd. ADR (India)                     15,700        337,550             --             --             --             --
Housing Development Finance Corp.,
Ltd. (India)                                    99,484      1,085,903             --             --             --             --
Hudson United Bancorp                           52,640      1,851,349        120,210      4,227,786             --             --
ICICI Bank, Ltd. (India)                        85,441        381,887             --             --             --             --
ICICI Bank, Ltd. ADR (India)                    46,658        492,708             --             --             --             --
Irwin Financial Corp.                           55,140      1,339,902        127,500      3,098,250             --             --
ITLA Capital Corp. (NON)                            --             --             --             --          7,156        304,917
Kasikornbank PLC (Thailand) (NON)              411,700        505,343             --             --             --             --
Komercni Banka AS (Czech Republic)               7,914        679,603             --             --             --             --
Kookmin Bank (South Korea)                      42,715      1,400,187             --             --             --             --
KorAm Bank (South Korea)                        26,790        256,230             --             --             --             --
M&T Bank Corp.                                   6,203        541,522          7,925        691,853          3,679        321,177
MAF Bancorp, Inc.                               13,040        498,128         31,400      1,199,480             --             --
Malayan Banking Berhad (Malaysia)              256,500        648,000             --             --             --             --
Mellon Financial Corp.                           7,100        213,994          7,100        213,994             --             --
Nara Bancorp, Inc.                              18,400        315,192         44,200        757,146             --             --
National Bank of Canada (Canada)                42,967      1,160,332         73,600      1,987,582         11,700        315,961
National City Corp.                             19,750        581,835         19,550        575,943             --             --
Nordea AB (Sweden)                              23,526        134,179             --             --             50            285
Oriental Financial Group                        12,800        310,528         30,600        742,356             --             --
OTP Bank Rt. GDR (Hungary)                      21,488        511,414             --             --             --             --
Overseas-Chinese Banking  Corp.
(Singapore)                                     14,000         90,730             --             --             --             --
Pacific Capital Bancorp.                        15,380        468,936         36,730      1,119,898             --             --
Provident Bankshares Corp.                      22,395        632,659         51,907      1,466,373             --             --
PT Bank Mandiri (Indonesia) (NON)            2,532,000        256,520             --             --             --             --
Public Bank Berhad (Malaysia)                  785,093        481,386             --             --             --             --
R&G Financial Corp. Class B                     40,910      1,194,572         95,470      2,787,724             --             --
Republic Bancorp, Inc.                          58,100        773,892        132,526      1,765,246             --             --
Simmons First National Corp. Class A                --             --             --             --          2,192         51,644
Skandinaviska Enskilda Banken AB
(Sweden)                                        18,800        205,453             --             --             --             --
Sky Financial Group, Inc.                       15,980        359,710         36,770        827,693             --             --
Societe Generale (France)                       21,037      1,401,021         25,697      1,711,368          4,130        275,050
Standard Bank Investment  Corp., Ltd.
(South Africa)                                 179,027        823,113             --             --             --             --
Standard Chartered PLC (United
Kingdom)                                        54,556        761,778         95,591      1,334,759         14,684        205,036
State Street Corp.                              43,600      1,962,000         54,400      2,448,000         23,740      1,068,300
Staten Island Bancorp, Inc.                     12,700        247,015         30,400        591,280             --             --
Sterling Bancorp                                 2,475         66,602          6,660        179,221             --             --
Sterling Financial Corp. (NON)                      --             --             --             --          6,047        170,223
Svenska Handelsbanken AB Class A
(Sweden)                                         7,414        126,088             --             --             --             --
Taishin Financial Holdings Co., Ltd.
(Taiwan)                                       820,000        484,070             --             --             --             --
Trico Bancshares                                    --             --             --             --          4,409        126,097
Trustmark Corp.                                 28,090        762,082         64,100      1,739,033             --             --
U.S. Bancorp                                   293,108      7,031,661        361,972      8,683,708        129,050      3,095,910
UFJ Holdings, Inc. (Japan)                          61        239,762             --             --             --             --
Unibanco-Uniao de Bancos Brasileiros
SA GDR (Brazil)                                 52,798      1,045,400             --             --             --             --
UniCredito Italiano SpA (Italy)                145,500        687,787        254,250      1,201,855         39,250        185,537
UnionBanCal Corp.                                6,000        297,600          6,000        297,600             --             --
United Overseas Bank, Ltd. (Singapore)         163,000      1,263,858        106,000        821,896         17,000        131,813
Wachovia Corp.                                 113,376      4,669,957        135,968      5,600,522         50,630      2,085,450
Washington Federal, Inc.                        35,300        889,913         80,900      2,039,489             --             --
Webster Financial Corp.                         17,700        705,876         40,700      1,623,116             --             --
Wells Fargo & Co.                              117,300      6,040,950        141,393      7,281,740         45,966      2,367,249
Westpac Banking Corp. (Australia)              351,820      3,856,841        438,299      4,804,870         67,194        736,617
Zions Bancorp.                                  38,830      2,168,656         46,850      2,616,573         18,030      1,006,976
                                                         ------------                  ------------                  ------------
                                                           89,761,410                   106,758,579                    20,184,108

Basic Materials                                                  3.8%                          2.0%                          1.0%
---------------------------------------------------------------------------------------------------------------------------------
3M Co.                                          32,400      2,237,868         39,000      2,693,730          8,900        614,723
Abitibi-Consolidated, Inc. (Toronto
Exchange) (Canada)                              71,300        501,056        122,000        857,346         19,300        135,629
Acerinox SA (Spain)                              3,974        168,050             --             --             --             --
Air Liquide (France)                               827        116,797             --             --             --             --
Airgas, Inc.                                    33,100        589,180         76,050      1,353,690             --             --
Albany International Corp.                       8,147        251,253         18,482        569,985          6,286        193,860
Alcoa, Inc.                                      4,300        112,488          4,300        112,488             --             --
Alumina, Ltd. (Australia)                       36,436        125,747             --             --             --             --
Amcol International Corp.                           --             --             --             --          6,034         74,580
Amcor, Ltd. (Australia)                         88,012        518,152        150,414        885,531         24,174        142,319
Ameron International Corp.                      18,960        625,870         43,940      1,450,459         12,141        400,774
Anglo American PLC (United Kingdom)            199,431      3,581,512             --             --             --             --
Anhui Conch Cement Co., Ltd. (China)           314,000        233,169             --             --             --             --
Arcelor (Luxembourg)                             9,228        112,169             --             --             --             --
Arch Chemicals, Inc.                             9,700        201,760         22,490        467,792             --             --
Avery Dennison Corp.                             7,100        358,692          9,000        454,680          4,200        212,184
BASF AG (Germany)                               14,320        622,895             --             --             --             --
BHP Billiton PLC (United Kingdom)              278,780      1,850,233        342,039      2,270,076         54,474        361,538
BHP Billiton, Ltd. (Australia)                 156,982      1,121,786        112,878        806,621         17,977        128,463
Boise Cascade Corp.                             30,808        850,301         39,105      1,079,298         18,159        501,188
Cemex SA de CV ADR (Mexico)                     58,280      1,454,086             --             --             --             --
China Steel Corp. (Taiwan)                     326,725        251,029             --             --             --             --
Ciba Specialty Chemicals
AG (Switzerland) (NON)                           2,831        192,043             --             --             --             --
Compagnie de Saint Gobain (France)              23,623        868,309         16,682        613,179          2,565         94,282
Companhia Vale do Rio Doce (CVRD) ADR
(Brazil)                                        39,520      1,613,206         29,200      1,191,944          4,700        191,854
Companhia Vale do Rio Doce  (CVRD)
(Preference A) ADR (Brazil)                     37,470      1,382,643             --             --             --             --
CRH PLC (Ireland)                              105,183      1,876,157        129,493      2,309,776         20,794        370,904
Dow Chemical Co. (The)                          63,696      2,072,668         76,437      2,487,260         27,977        910,372
DSM NV (Netherlands)                            22,162      1,051,739         37,959      1,801,415          6,045        286,877
Engelhard Corp.                                 30,468        843,050         38,672      1,070,054         17,914        495,680
Ethyl Corp. (NON)                                   --             --             --             --         50,008        629,101
Far Eastern Textile, Ltd. (Taiwan)             445,760        187,772             --             --             --             --
Formosa Chemicals & Fibre Corp.
(Taiwan)                                       367,000        508,422             --             --             --             --
Formosa Plastics Corp. (Taiwan)                351,828        507,233             --             --             --             --
Freeport-McMoRan Copper & Gold, Inc.
Class B                                         42,700      1,413,370         53,240      1,762,244         18,300        605,730
Fresh Del Monte Produce (Cayman
Islands)                                            --             --             --             --         23,789        585,209
Gerdau SA (Preferred) ADR (Brazil)              28,340        408,379             --             --             --             --
GMK Norilsk Nickel ADR (Russia)                 24,300      1,190,700             --             --             --             --
Gold Fields, Ltd. (South Africa)                38,500        551,501             --             --             --             --
Grasim Industries Ltd. (India)                  18,745        273,119             --             --             --             --
Harmony Gold Mining Co., Ltd. (South
Africa)                                         32,700        467,478             --             --             --             --
Henkel KGaA (Germany)                            1,478         92,925             --             --             --             --
Hindalco Industries, Inc. (India)               25,103        504,421             --             --             --             --
Holcim, Ltd. (Switzerland)                       4,676        188,443             --             --             --             --
Impala Platinum Holdings, Ltd. (South
Africa)                                         22,892      1,910,956             --             --             --             --
Jarden Corp. (NON)                              26,910      1,015,853         64,350      2,429,213             --             --
JFE Holdings, Inc. (Japan)                      23,100        504,647         40,400        882,586          6,200        135,446
Kadant, Inc. (NON)                              24,400        467,504         56,500      1,082,540             --             --
Lafarge (France)                                14,676        950,906         18,758      1,215,393          2,992        193,862
LG Chemical, Ltd. (South Korea)                 16,920        673,799             --             --             --             --
Lubrizol Corp. (The)                            11,200        363,440         11,150        361,818             --             --
MacDermid, Inc.                                  9,300        245,985         21,500        568,675          9,668        255,719
Nan Ya Plastic Corp. (Taiwan)                  488,002        579,059             --             --             --             --
Norske Skogindustrier ASA (Norway)               4,950         81,776             --             --             --             --
Octel Corp. (United Kingdom)                        --             --             --             --         16,871        293,555
OM Group, Inc. (NON)                            17,784        260,358         23,200        339,648         10,900        159,576
Orica, Ltd. (Australia)                         12,959        105,232             --             --             --             --
Oriental Union Chemical (Taiwan)                21,920         25,100             --             --             --             --
Pioneer Cos., Inc. (NON)                         4,774         21,722             --             --          1,272          5,788
Pohang Iron & Steel Co., Ltd. (South
Korea)                                           6,900        791,931             --             --             --             --
Polymer Group, Inc. Class A (NON)                6,609         57,102             --             --          3,330         28,771
POSCO ADR (South Korea)                         43,001      1,229,829             --             --             --             --
PPG Industries, Inc.                            31,379      1,638,611         36,657      1,914,229         12,114        632,593
Reliance Industries, Ltd. (Poland)             178,423      1,732,717             --             --             --             --
Rhodia SA (France)                              25,912        162,613             --             --             --             --
Rinker Group, Ltd. (Australia)                 199,648        782,239        269,792      1,057,070         42,968        168,353
Rio Tinto PLC (United Kingdom)                  24,096        513,594         41,273        879,712          6,573        140,100
Rohm & Haas Co.                                  3,500        117,075          3,450        115,403             --             --
RPM, Inc.                                        7,300         95,338          7,300         95,338             --             --
Ryerson Tull, Inc.                              55,860        435,708        126,830        989,274             --             --
Sappi, Ltd. (South Africa)                      60,138        792,767             --             --             --             --
Schnitzer Steel Industries, Inc.                28,400        852,852         65,400      1,963,962             --             --
Siam Cement PLC (Thailand)                     217,400      1,007,490             --             --             --             --
Sigma-Adrich Corp.                               2,800        145,432          2,700        140,238             --             --
Smurfit-Stone Container Corp. (NON)             95,113      1,424,793        116,213      1,740,871         44,375        664,738
Sonoco Products Co.                             52,166      1,145,044         66,530      1,460,334         30,389        667,039
Sterling Chemicals, Inc. (NON)                     125          1,906             --             --             34            519
Sumitomo Chemical Co., Ltd. (Japan)             24,000         87,456             --             --             --             --
Sungshin Cement Co., Ltd. (South
Korea)                                          11,740        243,456             --             --             --             --
Svenska Cellulosa AB (SCA) Class B
(Sweden)                                        18,250        660,873         31,300      1,133,442          5,000        181,061
Taiwan Styrene Monomer (Taiwan)                 29,800         25,106             --             --             --             --
United States Steel Corp.                        5,400         99,252          5,300         97,414             --             --
UPM-Kymmene OYJ (Finland)                        9,900        165,867             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           53,493,059                    42,704,728                    10,462,387

Capital Goods                                                    3.0%                          2.7%                          1.4%
---------------------------------------------------------------------------------------------------------------------------------
Actividades de Construccion
y Servicios SA (Spain)                           1,973         83,548             --             --             --             --
Acuity Brands, Inc.                             23,700        428,022         56,600      1,022,196             --             --
Alfa Laval AB (Sweden)                           7,700         90,621             --             --             --             --
Applied Industrial Technologies, Inc.           34,170        678,958         78,540      1,560,590             --             --
Applied Signal Technology, Inc.                     --             --             --             --         20,580        410,571
BAE Systems PLC (United Kingdom)               106,347        296,813             --             --             --             --
Bandag, Inc.                                    13,100        441,863         30,100      1,015,273         11,495        387,726
BHA Group Holdings, Inc.                            --             --             --             --          4,091         97,202
Bharat Heavy Electricals, Ltd. (India)          66,532        587,976             --             --             --             --
Boeing Co. (The)                                25,389        871,604         32,098      1,101,924         15,056        516,872
Briggs & Stratton Corp.                         16,000        940,160         37,700      2,215,252         11,503        675,916
Canon, Inc. (Japan)                             52,000      2,542,036         53,000      2,590,921          8,000        391,082
Cascade Corp.                                   14,432        318,226         33,196        731,972             --             --
Centex Construction Products, Inc.                  --             --             --             --          8,391        374,826
Consorcio ARA SA (Mexico) (NON)                142,046        333,393             --             --             --             --
Daelim Industrial Co. (South Korea)             23,180        487,745             --             --             --             --
Daewoo Shipbuilding &
Marine Engineering Co., Ltd. (South
Korea) (NON)                                    45,120        447,238             --             --             --             --
Daewoo Shipbuilding &
Marine Engineering Co., Ltd.
144A (South Korea) (NON)                         9,750         96,644             --             --             --             --
Daito Trust Construction Co., Ltd.
(Japan)                                         15,500        412,861         20,800        554,033          3,200         85,236
Dover Corp.                                     36,912      1,305,577         45,160      1,597,309         18,421        651,551
Engineered Support Systems, Inc.                16,305        986,453         38,975      2,357,988             --             --
European Aeronautic Defense and Space
Co. (Netherlands)                               38,570        594,569         43,898        676,702          6,730        103,745
Fanuc, Ltd. (Japan)                             24,000      1,454,741         42,000      2,545,796          6,500        393,992
Flowserve Corp. (NON)                           18,500        375,550         18,400        373,520         14,500        294,350
Gamuda Berhad (Malaysia)                       298,000        513,658             --             --             --             --
Global Imaging Systems, Inc. (NON)              19,600        482,160         47,100      1,158,660             --             --
Goodrich Corp.                                   2,300         55,752          2,250         54,540             --             --
Granite Construction, Inc.                          --             --             --             --         29,248        546,353
Griffon Corp. (NON)                             32,820        589,447         76,040      1,365,678             --             --
Hexcel Corp. (NON)                                  --             --             --             --          9,900         58,410
Hon Industries, Inc.                            11,920        440,563         20,930        773,573         17,968        664,097
Hypercom Corp. (NON)                                --             --             --             --         31,608        170,367
Hyundai Mobis (South Korea)                     20,670        664,977             --             --             --             --
Ingersoll-Rand Co. Class A (Bermuda)            41,742      2,230,692         51,999      2,778,827         20,445      1,092,581
Invensys PLC (United Kingdom) (NON)            176,863         83,739             --             --             --             --
InVision Technologies, Inc. (NON)               16,600        404,044         39,700        966,298             --             --
Italian-Thai Development
PLC (Thailand) (NON)                            82,800        141,042             --             --             --             --
Kimball International, Inc. Class B                 --             --             --             --         10,940        160,380
Kone OYJ Class B (Finland)                       2,080        102,537             --             --             --             --
L-3 Communications Holdings, Inc.
(NON)                                            9,800        423,850         12,600        544,950          3,600        155,700
Lockheed Martin Corp.                           73,150      3,375,873         90,250      4,165,038         27,500      1,269,125
MAN AG (Germany)                                 6,200        132,101             --             --             --             --
Metso Corp. (Finland)                            7,000         69,276             --             --             --             --
NACCO Industries, Inc. Class A                   3,050        218,075          7,080        506,220             --             --
New England Business Service, Inc.              19,250        512,435         45,870      1,221,059         17,301        460,553
Northrop Grumman Corp.                          16,467      1,419,785         20,732      1,787,513          9,001        776,066
Orbital Sciences Corp. (NON)                    56,700        526,176        136,200      1,263,936             --             --
PACCAR, Inc.                                     2,200        164,318          2,700        201,663             --             --
Pentair, Inc.                                    1,800         71,766          1,800         71,766             --             --
Pitney Bowes, Inc.                              19,900        762,568         25,300        969,496         11,700        448,344
Precision Castparts Corp.                        5,400        189,540          5,400        189,540             --             --
Raytheon Co.                                    21,550        603,400         26,400        739,200         11,100        310,800
Republic Services, Inc.                         92,910      2,103,482        114,334      2,588,522         51,913      1,175,310
Ricoh Co., Ltd. (Japan)                         67,000      1,193,751         98,000      1,746,083         16,000        285,075
Rockwell Collins, Inc.                           8,900        224,725         10,300        260,075             --             --
Saipem SpA (Italy)                              77,000        577,353        134,500      1,008,493         20,972        157,250
Sauer-Danfoss, Inc.                                 --             --             --             --         12,347        174,093
Schindler Holding AG (Switzerland)
(NON)                                            1,171        251,036             --             --             --             --
Sealed Air Corp. (NON)                          20,800        982,384         27,100      1,279,933         10,000        472,300
Siemens AG (Germany)                            16,915      1,004,401         20,800      1,235,089          3,200        190,014
SKF AB Class B (Sweden)                         16,400        517,524         28,000        883,578          4,500        142,004
Standard Register Co. (The)                     17,300        287,180         39,300        652,380             --             --
Stewart & Stevenson Services, Inc.              14,800        222,296         33,800        507,676             --             --
Terex Corp. (NON)                                9,600        177,888         22,200        411,366             --             --
Tetra Tech, Inc. (NON)                          22,100        440,011         51,000      1,015,410             --             --
ThyssenKrupp AG (Germany)                       17,900        239,463             --             --             --             --
Tomkins PLC (United Kingdom)                    58,266        237,153             --             --             --             --
Tomra Systems ASA (Norway)                      14,297         73,392             --             --             --             --
Tong Yang Industry (Taiwan)                    304,060        401,384             --             --             --             --
Toro Co. (The)                                   9,600        432,000         22,200        999,000             --             --
United Stationers, Inc. (NON)                   37,800      1,424,304         87,700      3,304,536         18,194        685,550
United Technologies Corp.                        2,700        208,656          3,200        247,296             --             --
URS Corp. (NON)                                 16,000        310,400         36,700        711,980             --             --
VA Technologie AG (Austria) (NON)                3,421         98,780             --             --             --             --
Vinci SA (France)                               15,779      1,136,277         22,981      1,654,907          3,523        253,698
Waste Management, Inc.                           7,250        189,733          7,233        189,288             --             --
Watsco, Inc.                                    20,400        389,844         46,700        892,437             --             --
Wolseley PLC (United Kingdom)                   42,816        499,512         47,402        553,014          7,267         84,780
World Fuel Services Corp.                       13,280        372,770         30,530        856,977             --             --
Zhejiang Expressway Co., Ltd. (China)          660,000        372,903             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           42,320,974                    58,099,473                    14,115,919

Communication Services                                           3.9%                          2.3%                          1.1%
---------------------------------------------------------------------------------------------------------------------------------
Advanced Info Service Public Co., Ltd.
(Thailand)                                     145,700        222,638             --             --             --             --
America Movil SA de CV ADR Ser. L
(Mexico)                                       100,289      2,317,679             --             --             --             --
AT&T Corp.                                      12,400        267,220         14,040        302,562             --             --
AT&T Wireless Services, Inc. (NON)              90,300        738,654        117,600        961,968         55,100        450,718
BellSouth Corp.                                 98,580      2,334,374        117,612      2,785,052         34,937        827,308
Boston Communications Group (NON)               11,550        115,165         28,600        285,171             --             --
Birch Telecom, Inc. (NON)                        2,128          7,363             --             --          1,878          6,498
Brasil Telecom Paricipacoes SA ADR
(Brazil) (NON)                                  32,900      1,260,070             --             --             --             --
Brightpoint, Inc. (NON)                             --             --             --             --         19,230        630,744
CenturyTel, Inc.                                 9,200        311,788         10,300        349,067             --             --
China Mobile, Ltd. (Hong Kong)                 743,000      1,957,460             --             --             --             --
China Telecom Corp., Ltd. (China)            1,406,000        363,153             --             --             --             --
China Telecom Corp., Ltd. ADR (China)            1,449         36,964             --             --             --             --
Chunghwa Telecom Co., Ltd. (Taiwan)            191,000        271,400             --             --             --             --
Citizens Communications Co. (NON)               35,600        399,076         45,100        505,571         23,000        257,830
Compania Telecommunicaciones de Chile
SA ADR (Chile)                                  33,200        423,300             --             --             --             --
Covad Communications Group, Inc. (NON)           7,625         42,166             --             --          5,190         28,701
Deutsche Telekom AG ADR (Germany)               10,500        151,620             --             --             --             --
Dobson Communications Corp. (NON)               35,686        289,770             --             --         23,791        193,183
Earthlink, Inc. (NON)                           57,933        476,789        131,684      1,083,759             --             --
Echostar Communications Corp. Class A
(NON)                                           19,850        759,660         25,310        968,614          8,000        306,160
Globix Corp. (NON)                               9,289         23,223             --             --          4,816         12,040
KT Corp. (South Korea)                           6,420        252,870             --             --             --             --
KT Corp. ADR (South Korea)                      56,755      1,131,127         69,440      1,383,939         10,961        218,453
Maxis Communications Berhad (Malaysia)         161,000        266,921             --             --             --             --
Maxis Communications Berhad 144A
(Malaysia) (NON)                                22,100         36,639             --             --             --             --
Metro One Telecommunications (NON)                  --             --             --             --         53,104        184,802
Metrocall Holdings, Inc. (NON)                      61          8,845             --             --             26          3,770
Microcell Telecommunications,  Inc.
Class A (Canada) (NON)                              17            189             --             --              8             89
Microcell Telecommunications,  Inc.
Class B (Canada) (NON)                           2,052         24,353             --             --          1,026         12,177
Mobile Telesystems ADR (Russia)                  9,000        661,950             --             --             --             --
Nextel Communications, Inc. Class A
(NON)                                           25,350        499,142         28,950        570,026             --             --
NII Holdings, Inc. (NON)                        13,600        811,784         32,500      1,939,925             --             --
Nippon Telegraph and Telephone  Corp.
(NTT) (Japan)                                      554      2,509,840            823      3,728,516            131        593,482
North Pittsburgh Systems, Inc.                      --             --             --             --         10,762        182,201
NTT DoCoMo, Inc. (Japan)                         1,081      2,642,251          1,292      3,157,991            198        483,965
NTT DoCoMo, Inc. ADR (Japan)                     2,118         51,743             --             --             --             --
Olivetti SpA (Italy) (NON)                     492,795      1,213,505        842,199      2,073,910        135,358        333,318
PanAmSat Corp. (NON)                             5,400         78,192          5,400         78,192             --             --
Philippine Long Distance (Philippines)
(NON)                                           31,832        371,761             --             --             --             --
Portugal Telecom SGPS SA (Portugal)            168,127      1,329,144        241,991      1,913,083         38,553        304,784
Primus Telecommunications GP (NON)                  --             --             --             --         51,855        350,021
PT Telekomunikasi (Indonesia)                1,226,000        832,920             --             --             --             --
PT Telekomunikasi 144A (Indonesia)              82,800         56,253             --             --             --             --
SBC Communications, Inc.                       168,745      3,754,576        199,999      4,449,978         70,562      1,570,005
Shenandoah Telecom Co.                              --             --             --             --            500         19,275
SK Telecom Co., Ltd. (South Korea)              13,100      2,095,818         10,350      1,655,856          1,650        263,977
SK Telecom Co., Ltd. ADR (South Korea)          43,362        773,578             --             --             --             --
Sprint Corp. (FON Group)                        21,400        323,140         21,250        320,875             --             --
Swisscom AG (Switzerland) (NON)                  1,314        383,221             --             --             --             --
Tele Norte Leste Participacoes SA ADR
(Brazil) (NON)                                 121,800      1,697,892             --             --             --             --
Telecom Italia Mobile SpA (Italy)              247,746      1,150,918        294,250      1,366,955         45,000        209,050
Telecom Italia SpA (Italy) (NON)               472,519        803,775             --             --             --             --
Telefonica SA (Spain) (NON)                     70,146        828,144         94,798      1,119,185         15,103        178,306
Telefonica SA ADR (Spain) (NON)                  2,506         88,838             --             --             --             --
Telefonos de Mexico SA de CV (Telmex)
ADR Class L (Mexico)                            80,172      2,449,255         24,500        748,475          3,900        119,145
Telekom Austria AG (Austria) (NON)              14,505        153,682             --             --             --             --
Telenor ASA (Norway)                            19,400         86,382             --             --             --             --
Telstra Corp., Ltd. (Australia)                 62,942        201,890             --             --             --             --
Time Warner Telecom, Inc. Class A
(NON)                                           53,600        496,336        123,300      1,141,758             --             --
Verizon Communications, Inc.                   179,495      5,822,818        215,094      6,977,649         74,240      2,408,346
Vodafone Group PLC (United Kingdom)          3,132,983      6,245,790      3,799,796      7,575,121        582,532      1,161,312
Vodafone Group PLC ADR (United
Kingdom)                                         5,100        103,275             --             --             --             --
Western Wireless Corp. Class A (NON)            53,100        989,784        127,300      2,372,872             --             --
WilTel Communications, Inc. (NON)                  408          6,520             --             --            196          3,132
                                                         ------------                  ------------                  ------------
                                                           54,004,593                    49,816,070                    11,312,792

Communications Equipment                                         1.3%                          1.2%                          0.7%
---------------------------------------------------------------------------------------------------------------------------------
ADTRAN, Inc.                                     8,500        520,030         20,300      1,241,954             --             --
Advanced Fibre Communications (NON)              4,900        102,753          4,800        100,656             --             --
Alcatel SA (France) (NON)                       11,711        138,669             --             --             --             --
Andrew Corp. (NON)                               4,900         60,221          4,900         60,221             --             --
Arris Group, Inc. (NON)                         89,100        512,325        205,700      1,182,775         18,149        104,357
Aspect Communications Corp. (NON)              191,500      1,595,195        447,800      3,730,174         61,909        515,702
Cisco Systems, Inc. (NON)                      366,250      7,156,525        454,850      8,887,769        160,250      3,131,285
Comba Telecom Systems Holdings, Ltd.
(Hong Kong) (NON)                              162,000         70,086             --             --             --             --
Comtech Telecommunications (NON)                16,650        398,102         39,900        954,009             --             --
Comverse Technology, Inc. (NON)                  3,800         56,848          3,800         56,848             --             --
Digi International, Inc. (NON)                      --             --             --             --         17,800        117,818
Enterasys Networks, Inc. (NON)                  95,600        382,400        229,400        917,600             --             --
Foundry Networks, Inc. (NON)                    37,600        808,776         75,400      1,621,854             --             --
Harris Corp.                                     8,100        289,899          8,100        289,899             --             --
Inter-Tel, Inc.                                  8,780        215,549         20,260        497,383             --             --
Lightbridge, Inc. (NON)                             --             --             --             --         32,815        309,445
Nokia OYJ (Finland)                             93,358      1,436,971         31,964        491,991          4,962         76,375
Nokia OYJ ADR (Finland)                          2,800         43,680             --             --             --             --
Plantronics, Inc. (NON)                             --             --             --             --         22,323        532,850
PTEK Holdings, Inc. (NON)                           --             --             --             --         71,400        581,910
QUALCOMM, Inc.                                  65,450      2,725,338         83,250      3,466,530         24,950      1,038,918
Scientific-Atlanta, Inc.                        14,250        443,888         14,200        442,330             --             --
Sonus Networks, Inc. (NON)                      96,400        668,052        231,400      1,603,602             --             --
SpectraLink Corp. (NON)                             --             --             --             --          6,600        123,288
Telefonaktiebolaget LM Ericsson AB
Class B (Sweden) (NON)                         818,295      1,195,874        960,600      1,403,841        153,030        223,641
                                                         ------------                  ------------                  ------------
                                                           18,821,181                    26,949,436                     6,755,589

Computers                                                        1.7%                          1.5%                           0.7%
---------------------------------------------------------------------------------------------------------------------------------
Ambit Microsystems Corp. (Taiwan)                6,900         20,366             --             --             --             --
Anixter International, Inc. (NON)               12,960        295,099         29,840        679,457             --             --
Apple Computer, Inc. (NON)                       4,300         88,709          4,250         87,678             --             --
Benq Corp. (Taiwan)                            176,000        243,821             --             --             --             --
Compal Electronics, Inc. (Taiwan)              790,510      1,113,890             --             --             --             --
CyberTAN Technology, Inc. (Taiwan)              28,350         31,453             --             --             --             --
Dell, Inc. (NON)                               149,415      4,988,967        187,050      6,245,600         58,500      1,953,315
EMC Corp. (NON)                                 52,100        658,023         60,800        767,904             --             --
Hutchinson Technology, Inc. (NON)               18,120        599,772         42,220      1,397,482         20,440        676,564
IBM Corp.                                       55,792      4,928,107         65,300      5,767,949         21,427      1,892,647
Insight Enterprises, Inc. (NON)                 24,600        374,412         56,300        856,886             --             --
Iomega Corp. (NON)                              60,880        678,203        140,310      1,563,053             --             --
j2 Global Communications, Inc. (NON)            27,200      1,028,976         65,200      2,466,516          2,798        105,848
Legend Holdings, Ltd. (Hong Kong)            1,046,000        418,762             --             --             --             --
Lexmark International, Inc. (NON)               16,500      1,039,665         20,800      1,310,608          3,800        239,438
Magma Design Automation, Inc. (NON)             40,600        796,572         97,900      1,920,798             --             --
Media Tek, Inc. (Taiwan)                        66,300        729,674             --             --             --             --
Mobius Management Systems, Inc. (NON)           47,200        378,544        113,400        909,468             --             --
NCSoft Corp. (South Korea) (NON)                 6,440        360,609             --             --             --             --
Pomeroy Computer Resources, Inc. (NON)          16,800        213,360         38,500        488,950         13,412        170,332
Rainbow Technologies, Inc. (NON)                    --             --             --             --         28,646        261,824
Renaissance Learning, Inc. (NON)                    --             --             --             --         15,237        359,593
Sanchez Computer Associates (NON)               38,500        147,840         92,600        355,584          9,089         34,902
Sharp Corp. (Japan)                             98,000      1,434,596        172,000      2,517,862         26,000        380,607
Take-Two Interactive Software, Inc.
(NON)                                           25,400        867,918         60,700      2,074,119         18,240        623,261
TPV Technology, Ltd. (Hong Kong)               876,000        441,207             --             --             --             --
TradeStation Group, Inc. (NON)                      --             --             --             --          5,300         39,602
Western Digital Corp. (NON)                     97,950      1,262,576        237,103      3,056,258         44,702        576,209
Zyxel Communications Corp. (Taiwan)            169,550        369,680             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           23,510,801                    32,466,172                     7,314,142

Conglomerates                                                    1.7%                          1.2%                          0.8%
---------------------------------------------------------------------------------------------------------------------------------
Anadolu Efes Biracilik Ve Malt Sanayii
AS (Turkey)                                 37,790,982        448,598             --             --             --             --
Berkshire Hathaway, Inc. Class B (NON)             602      1,502,592            763      1,904,448            345        861,120
Brambles Industries, Ltd. (Australia)          108,713        345,025             --             --             --             --
China Merchants Holdings International
Co., Ltd. (Hong Kong)                          335,000        385,043             --             --             --             --
General Electric Co.                           468,900     13,977,909        577,245     17,207,673        192,020      5,724,116
Honeywell International, Inc.                   55,489      1,462,135         67,095      1,767,953         24,795        653,348
Itochu Corp. (Japan)                           158,000        489,462             --             --             --             --
ITT Industries, Inc.                               800         47,872            800         47,872             --             --
Mitsubishi Corp. (Japan)                         7,500         64,263             --             --             --             --
Sime Darby Berhad (Malaysia)                   279,000        378,118             --             --             --             --
Sumitomo Corp. (Japan)                          23,000        137,147             --             --             --             --
Swire Pacific, Ltd. (Hong Kong)                104,500        616,746        183,500      1,082,994         28,000        165,253
Tyco International, Ltd. (Bermuda)             176,902      3,614,108        222,861      4,553,050         69,055      1,410,794
                                                         ------------                  ------------                  ------------
                                                           23,469,018                    26,563,990                     8,814,631

Consumer Cyclicals                                               9.3%                          8.0%                          3.6%
---------------------------------------------------------------------------------------------------------------------------------
Aaron Rents, Inc.                               18,495        387,470         44,120        924,314             --             --
Abercrombie & Fitch Co. Class A (NON)           13,500        374,085         16,800        465,528         12,236        339,060
Accor SA (France)                                3,308        121,785             --             --             --             --
Adecco SA (Switzerland)                          9,540        471,544         16,736        827,228          2,573        127,178
Adidas-Salomon AG (Germany)                      1,180        102,354             --             --             --             --
Advance Auto Parts, Inc. (NON)                   9,001        638,171         11,000        779,900          4,300        304,870
Aeon Co., Ltd. (Japan)                          64,400      1,695,192         86,900      2,287,456         13,900        365,888
Aeropostale, Inc. (NON)                         31,000        838,550         74,000      2,001,700          4,400        119,020
Amazon.com, Inc. (NON)                           6,500        314,340          7,600        367,536          3,400        164,424
American Standard Cos., Inc. (NON)                 700         58,975          1,100         92,675             --             --
Apogee Enterprises, Inc.                        26,500        273,480         61,300        632,616             --             --
Applica, Inc. (NON)                             31,010        187,611         70,580        427,009             --             --
Asahi Chemical Industry Co., Ltd.
(Japan)                                        134,000        505,094             --             --             --             --
Asahi Glass Co., Ltd. (Japan)                   92,000        633,432        109,000        750,479         17,000        117,047
Assa Abloy AB Class B (Sweden)                  21,400        188,200             --             --             --             --
AutoZone, Inc. (NON)                            31,600      2,829,148         38,950      3,487,194          9,200        823,676
Barnes & Noble, Inc. (NON)                       3,800         96,558          3,800         96,558             --             --
Barratt Developments PLC (United
Kingdom)                                        32,900        277,656             --             --             --             --
Bayerische Motoren Werke  (BMW) AG
(Germany)                                       32,377      1,223,253         48,570      1,835,049          7,476        282,455
Bec World Public Co., Ltd. (Thailand)           52,700        311,553             --             --             --             --
Bed Bath & Beyond, Inc. (NON)                       --             --            900         34,362             --             --
Best Buy Co., Inc. (NON)                        19,200        912,384         25,000      1,188,000         11,500        546,480
Blair Corp.                                     15,665        325,832         36,015        749,112             --             --
Blockbuster, Inc. Class A                       10,400        218,400         12,100        254,100             --             --
Bombay Co., Inc. (The) (NON)                    47,860        471,421        110,120      1,084,682             --             --
Bowne & Co.                                     10,980        164,151         25,190        376,591             --             --
Brookstone, Inc. (NON)                          49,650        984,559        115,980      2,299,883         29,606        587,077
Brown Shoe Co., Inc.                            30,480        966,216         70,210      2,225,657             --             --
Carlton Communications PLC (United
Kingdom)                                       388,039      1,041,109        529,787      1,421,418         85,080        228,270
Carmike Cinemas, Inc. (NON)                         --             --             --             --            853         22,442
Carnival PLC (United Kingdom)                    6,358        202,801             --             --             --             --
Central Garden & Pet Co. (NON)                  12,900        336,948         29,780        777,854             --             --
Charming Shoppes (NON)                          70,600        403,126        162,000        925,020         16,385         93,558
Cheil Communications, Inc. (South
Korea)                                           2,075        239,957             --             --             --             --
Children's Place Retail Stores,  Inc.
(The) (NON)                                     18,300        313,845         41,800        716,870             --             --
Choice Hotels International, Inc.
(NON)                                           10,400        301,808         23,750        689,225             --             --
Christian Dior SA (France)                       1,286         64,039             --             --             --             --
Cie Financier Richemont
AG (Switzerland)                                 8,385        166,735             --             --             --             --
Claire's Stores, Inc.                            5,400        180,684          5,300        177,338          5,170        172,988
Clear Channel Communications, Inc.               2,600         99,580          2,600         99,580             --             --
Coach, Inc. (NON)                                   --             --            700         38,220             --             --
Comfort Systems USA, Inc. (NON)                     --             --             --             --         24,518         93,414
Corporate Executive Board Co. (The)
(NON)                                           21,500      1,009,425         51,600      2,422,620             --             --
CPI Corp.                                           --             --             --             --          8,900        163,760
CSK Auto Corp. (NON)                            40,100        618,342         96,200      1,483,404             --             --
CSR, Ltd. (Australia)                           42,136         57,027             --             --             --             --
Culp, Inc. (NON)                                    --             --             --             --         34,990        321,908
Denso Corp. (Japan)                             35,200        696,499         52,100      1,030,898          8,400        166,210
Dentsu, Inc. (Japan)                                20         83,266             --             --             --             --
Denway Motors, Ltd. (Hong Kong)                736,000        446,735             --             --             --             --
Dogan Yayin Holding (Turkey) (NON)         400,626,131        821,427             --             --             --             --
Dura Automotive Systems, Inc. (NON)                 --             --             --             --         25,364        241,465
eBay, Inc. (NON)                                 6,600        353,166          8,447        451,999          1,800         96,318
Electrolux AB Class B (Sweden)                   8,600        187,411             --             --             --             --
Family Dollar Stores, Inc.                       2,800        111,692          3,600        143,604             --             --
Federated Department Stores, Inc.               11,750        492,325         13,500        565,650             --             --
Finlay Enterprises, Inc. (NON)                  27,974        406,462         64,665        939,582          4,500         65,385
Fitzgeralds Gaming Corp. (NON)                   1,770             18             --             --            630              6
Footstar, Inc. (NON)                                --             --             --             --         25,632        173,272
Four Seasons Hotels, Inc. (Canada)               3,070        152,917             --             --             --             --
Fox Entertainment Group, Inc. Class A
(NON)                                           10,650        298,094         11,850        331,682             --             --
Fuji Television Network, Inc. (Japan)               73        356,209            124        605,068             22        107,351
GameStop Corp. (NON)                             3,400         54,060          3,350         53,265          2,649         42,119
Gap, Inc. (The)                                 42,900        734,448         57,900        991,248         25,600        438,272
Genlyte Group, Inc. (The) (NON)                 14,500        645,540         33,800      1,504,776          3,500        155,820
Genting Berhad (Malaysia)                      154,200        608,684             --             --             --             --
Gevity HR, Inc.                                     --             --             --             --          6,300         92,484
Goody's Family Clothing, Inc.                   74,600        735,556        170,140      1,677,580         36,327        358,184
Greek Organization of
Football Prognostics SA (Greece)                47,492        579,491         74,820        912,943         11,920        145,446
Greek Organization of
Football Prognostics SA 144A (Greece)           11,096        135,392             --             --             --             --
Grupo Televisa SA de CV  ADR (Mexico)           20,360        744,972             --             --             --             --
GTECH Holdings Corp.                            61,260      2,624,991         87,600      3,753,660         28,710      1,230,224
Gucci Group NV (Netherlands) (NON)               1,405        118,026             --             --             --             --
GUS PLC (United Kingdom)                       175,773      1,915,597        238,183      2,595,749         38,403        418,521
Gymboree Corp. (The) (NON)                      27,420        386,348         62,890        886,120             --             --
H&R Block, Inc.                                 20,670        891,911         25,030      1,080,045          6,800        293,420
Handleman Co.                                   14,700        248,136         33,900        572,232         41,496        700,452
Harley-Davidson, Inc.                            4,800        231,360          5,700        274,740             --             --
Harrah's Entertainment, Inc.                    35,519      1,495,705         42,950      1,808,625         12,600        530,586
Hennes & Mauritz AB Class B (Sweden)             7,450        169,095             --             --             --             --
Hilton Group PLC (United Kingdom)              483,918      1,445,070        630,421      1,882,555        100,695        300,694
Hilton Hotels Corp.                             77,800      1,261,916         99,600      1,615,512         46,400        752,608
Hollywood Entertainment  Corp. (NON)                --             --             --             --          8,279        140,743
Home Depot, Inc. (The)                         108,900      3,468,465        133,250      4,244,013         47,900      1,525,615
Honda Motor Co., Ltd. (Japan)                   25,100      1,004,539         43,000      1,720,924          6,900        276,148
Hughes Supply, Inc.                              5,350        173,608         12,430        403,354             --             --
Hyundai Motor Co., Ltd. (South Korea)           33,400        961,256             --             --             --             --
Information Resources, Inc. (NON)                   --             --             --             --         72,128        331,789
Integrated Electrical Services, Inc.
(NON)                                           59,800        412,620        137,700        950,130             --             --
InterActiveCorp. (NON)                           9,791        323,593         10,720        354,296          3,000         99,150
International Game Technology                   12,700        357,505         12,600        354,690             --             --
Isle of Capri Casinos, Inc. (NON)               31,800        629,958         75,900      1,503,579             --             --
J.D. Group, Ltd. (South Africa)                103,400        445,690             --             --             --             --
JC Penney Co., Inc. (Holding Co.)               53,461      1,142,462         67,532      1,443,159         31,652        676,403
Jo-Ann Stores, Inc. Class A (NON)               11,180        311,922         25,750        718,425             --             --
Johnson Controls, Inc.                           5,400        510,840          5,296        501,002             --             --
K2, Inc. (NON)                                  32,400        481,140         74,500      1,106,325             --             --
KB Home                                          1,300         77,558          1,250         74,575             --             --
Kellwood Co.                                    23,100        772,695         53,290      1,782,551             --             --
Kesko OYJ Class B (Finland)                      6,200         90,017             --             --             --             --
Kingfisher Leisure PLC (United
Kingdom)                                       127,017        550,745        222,823        966,159         34,199        148,287
Knight-Ridder, Inc.                              7,665        511,256          9,944        663,265          4,582        305,619
Koninklijke Vendex KRB
NV (Netherlands)                                26,176        289,529             --             --             --             --
Land and Houses Public Co., Ltd.
(Thailand)                                   2,353,300        713,300             --             --             --             --
Lear Corp. (NON)                                15,750        829,080         15,600        821,184             --             --
Lennar Corp.                                     3,700        287,823          4,050        315,050             --             --
Lennox International, Inc.                      41,100        600,471         94,960      1,387,366             --             --
Limited, Inc. (The)                             67,546      1,018,594         84,385      1,272,526         35,447        534,541
Liz Claiborne, Inc.                             10,850        369,443         11,550        393,278             --             --
Lowe's Companies, Inc.                          75,020      3,893,538         95,500      4,956,450         33,860      1,757,334
LVMH Moet Hennessy Louis Vuitton SA
(France)                                        13,160        817,439         15,569        967,075          2,387        148,269
Marriott International, Inc. Class A             3,000        129,090          2,980        128,229             --             --
Marvel Enterprises, Inc. (NON)                  56,300      1,252,675        104,800      2,331,800         14,200        315,950
Masco Corp.                                    107,800      2,638,944        131,700      3,224,016         50,700      1,241,136
Mattel, Inc.                                    35,000        663,600         34,800        659,808             --             --
McGraw-Hill Companies, Inc. (The)                9,100        565,383          9,800        608,874          2,200        136,686
Mediaset SpA (Italy)                           159,949      1,463,757        231,500      2,118,549         35,500        324,875
Men's Wearhouse, Inc. (The) (NON)               64,200      1,646,730        150,500      3,860,325             --             --
Metro AG (Germany)                               5,500        198,513             --             --             --             --
Michaels Stores, Inc.                            9,300        379,068         11,700        476,892          4,800        195,648
Mohawk Industries, Inc. (NON)                    1,600        114,112          1,600        114,112             --             --
Monarch Casino & Resort, Inc. (NON)                 --             --             --             --          4,400         48,972
Morrison Knudsen Corp. (NON)                   570,000         61,275             --             --        275,000         29,563
Mothers Work, Inc. (NON)                         3,010         91,354          8,130        246,746             --             --
Movie Gallery, Inc. (NON)                       11,510        226,172         26,280        516,402         13,660        268,419
Nampak, Ltd. (South Africa)                    221,100        390,737             --             --             --             --
News Corp., Ltd. (The)  (Australia)             79,358        645,493         64,620        525,615         10,331         84,032
News Corp., Ltd. (The) ADR (Australia)           3,663        120,146             --             --             --             --
Next PLC (United Kingdom)                       43,881        819,390         30,372        567,137          4,656         86,942
Nintendo Co., Ltd. (Japan)                       8,100        678,807             --             --             --             --
Nissan Motor Co., Ltd. (Japan)                 105,800      1,141,454        118,000      1,273,077         19,000        204,987
Nu Skin Enterprises, Inc. Class A               53,100        677,025        126,470      1,612,493             --             --
NVR, Inc. (NON)                                  2,730      1,273,545          5,544      2,586,276            759        354,074
Office Depot, Inc. (NON)                       141,233      1,984,324        167,743      2,356,789         41,201        578,874
Omnicom Group, Inc.                             10,100        725,685         11,900        855,015          4,000        287,400
Pacific Sunwear of  California, Inc.
(NON)                                           39,900        824,334         95,500      1,973,030          3,600         74,376
PETsMART, Inc.                                  15,900        360,930         20,600        467,620          9,800        222,460
Peugeot SA (France)                             25,615      1,088,261         34,690      1,473,815          5,508        234,009
Phillips-Van Heusen Corp.                       35,700        535,857         81,500      1,223,315             --             --
Pier 1 Imports, Inc.                             3,850         74,074          3,750         72,150             --             --
Pinault-Printemps-Redoute  SA (France)          12,946      1,062,648         20,608      1,691,570          3,190        261,845
Pioneer Corp. (Japan)                           10,100        250,036             --             --             --             --
Porsche AG (Preferred)  (Germany)                  489        205,533             --             --             --             --
President Chain Store Corp. (Taiwan)           236,000        324,141             --             --             --             --
PRIMEDIA, Inc. (NON)                           112,800        321,480        269,600        768,360             --             --
ProSiebenSat.1 Media AG (Germany)               13,623        154,647             --             --             --             --
PT Astra International,
Inc. (Indonesia) (NON)                         500,500        269,936             --             --             --             --
Publishing & Broadcasting, Ltd.
(Australia)                                    220,166      1,647,789        340,831      2,550,882         52,251        391,062
Quiksilver, Inc. (NON)                          15,900        253,605         37,900        604,505             --             --
Quorum Broadcast Holdings, Inc. Class
E (RES) (NON)                                      114         61,074             --             --             56         30,052
Radica Games, Ltd. (Hong Kong) (NON)                --             --             --             --         24,104        168,728
RadioShack Corp.                                 2,000         56,820          3,700        105,117             --             --
Reebok International, Ltd.                      11,650        389,460         11,550        386,117             --             --
Reed Elsevier NV (Netherlands)                 105,074      1,186,675        179,675      2,029,197         28,725        324,412
Reed International PLC (United
Kingdom)                                        48,464        379,016             --             --             --             --
Regal Entertainment Group Class A                4,200         78,120          4,200         78,120         18,181        338,167
Renault SA (France)                             18,966      1,121,771         29,324      1,734,410          4,501        266,218
Rent-A-Center, Inc. (NON)                       71,775      2,318,333        107,225      3,463,368         33,003      1,065,997
Resorts World Berhad (Malaysia)                 95,000        237,500             --             --             --             --
Ross Stores, Inc.                               18,691        866,515         24,900      1,154,364          6,900        319,884
Russell Corp.                                   25,500        415,650         58,400        951,920             --             --
Ryland Group, Inc.                               4,000        292,440          4,000        292,440             --             --
Scientific Games Corp. Class A (NON)            83,000        947,030        198,200      2,261,462             --             --
SECOM Co., Ltd. (Japan)                         45,000      1,692,184         65,500      2,463,067         10,000        376,041
Securitas AB Class B (Sweden)                   93,900      1,141,538        165,036      2,006,335         25,500        310,002
Seven-Eleven Japan Co., Ltd. (Japan)             8,000        255,708             --             --             --             --
Sharper Image Corp. (NON)                       28,240        651,214         66,560      1,534,874             --             --
Sherwin Williams Co.                            12,550        369,096         12,500        367,625             --             --
Shinsegae Co., Ltd. (South Korea)                3,550        628,141             --             --             --             --
ShopKo Stores, Inc. (NON)                       36,000        540,000         82,300      1,234,500         29,569        443,535
Shuffle Master, Inc. (NON)                          --             --             --             --             22            598
Singapore Press Holdings,
Ltd. (Singapore)                                23,300        246,725             --             --             --             --
Sitel Corp. (NON)                                   --             --             --             --         88,560        139,925
Societe Television Francaise
I (France)                                      27,136        803,447         47,388      1,403,071          7,336        217,205
Sohu.com, Inc. (China) (NON)                    12,900        401,190         31,000        964,100             --             --
Stage Stores, Inc. (NON)                        16,500        420,420         37,700        960,596             --             --
Staples, Inc. (NON)                             62,600      1,486,750         76,600      1,819,250         18,700        444,125
Strattech Security Corp. (NON)                      --             --             --             --          1,142         54,428
Stride Rite Corp.                                   --             --             --             --         36,486        394,049
Swatch Group AG (The)  (Switzerland)            13,423        257,763             --             --             --             --
Swatch Group AG (The) Class
B (Switzerland)                                  5,794        550,827          9,924        943,460          1,580        150,208
Sykes Enterprises, Inc. (NON)                   71,100        470,682        169,700      1,123,414             --             --
Tanjong PLC (Malaysia)                         100,000        253,947             --             --             --             --
Target Corp.                                    22,500        846,675         29,300      1,102,559         13,400        504,242
Tata Engineering & Locomotive (India)          152,775      1,027,021             --             --             --             --
Tenneco Automotive, Inc. (NON)                  48,400        304,436        110,900        697,561         32,900        206,941
Thomas Nelson, Inc.                                 --             --             --             --          6,300         87,003
TJX Cos., Inc. (The)                            45,010        874,094         54,952      1,067,168         22,218        431,474
Tofas Turk Otomobil Fabrik (Turkey)
(NON)                                      273,056,502        388,958             --             --             --             --
Toppan Printing Co., Ltd. (Japan)               13,100        108,023            600          4,948            800          6,597
Tostem Inax Holding Corp. (Japan)                  240          4,280             --             --             --             --
Toto, Ltd. (Japan)                              45,000        361,402         80,000        642,493         12,000         96,374
Toyota Industries Corp. (Japan)                 28,600        537,738         48,800        917,540          7,900        148,536
Toyota Motor Corp. (Japan)                     114,265      3,355,620        117,400      3,447,686         18,100        531,543
Trans World Entertainment (NON)                     --             --             --             --         16,003         90,417
Tuesday Morning Corp. (NON)                         --             --             --             --          9,093        253,058
USG Corp. (NON)                                 27,860        480,306         63,460      1,094,050          6,039        104,112
Vans, Inc. (NON)                                42,900        467,610         98,100      1,069,290             --             --
Ventiv Health, Inc. (NON)                           --             --             --             --         68,508        483,666
VF Corp.                                         7,550        293,771          7,450        289,880             --             --
VS Holdings, Inc. (NON)                         63,050         47,288             --             --         15,358         11,519
Viad Corp.                                       3,200         76,416          3,200         76,416             --             --
Wal-Mart Stores, Inc.                          146,300      8,170,855        183,058     10,223,789         60,650      3,387,303
Walt Disney Co. (The)                          126,787      2,557,294        150,204      3,029,615         55,929      1,128,088
Washington Group International, Inc.
(NON)                                            1,399         37,703             --             --            675         18,191
Whirlpool Corp.                                 59,179      4,010,561         75,437      5,112,365         28,671      1,943,034
Woolworths Group PLC (United Kingdom)          407,446        299,524             --             --             --             --
WPP Group PLC  (United Kingdom)                 29,083        245,202             --             --             --             --
Yahoo!, Inc. (NON)                               1,800         63,684          3,600        127,368             --             --
Yahoo Japan Corp. (Japan) (NON)                     36        509,267             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                          129,932,759                   173,583,024                    36,943,232

Consumer Finance                                                 0.7%                          0.6%                          0.3%
---------------------------------------------------------------------------------------------------------------------------------
Acom Co., Ltd. (Japan)                          30,720      1,377,986         33,710      1,512,106          5,330        239,084
Aiful Corp. (Japan)                              1,900        114,657             --             --             --             --
AmeriCredit Corp. (NON)                         17,200        177,160         22,400        230,720         10,400        107,120
Cash America International, Inc.                61,800      1,013,520        142,500      2,337,000         12,403        203,409
CompuCredit Corp. (NON)                         23,500        411,250         54,300        950,250         12,109        211,908
Countrywide Credit Industries, Inc.              1,500        117,420          1,470        115,072             --             --
Credit Saison Co., Ltd. (Japan)                 15,100        315,006             --             --             --             --
CVB Financial Corp.                              2,625         49,875          7,125        135,375             --             --
MBNA Corp.                                     188,598      4,300,034        234,488      5,346,326         74,007      1,687,360
Providian Financial Corp. (NON)                 10,200        120,258         10,100        119,079             --             --
Theta Group, Ltd. (Kenya)                      500,600        521,458             --             --             --             --
World Acceptance Corp. (NON)                    64,300        871,265        150,400      2,037,920         35,958        487,231
WSFS Financial Corp.                             2,260         95,372          5,400        227,880             --             --
                                                         ------------                  ------------                  ------------
                                                            9,485,261                    13,011,728                     2,936,112

Consumer Staples                                                 7.4%                          5.9%                          3.4%
---------------------------------------------------------------------------------------------------------------------------------
7-Eleven, Inc. (NON)                            38,030        522,152         90,840      1,247,233             --             --
Alberto-Culver Co. Class B                       5,400        317,628          7,100        417,622          3,300        194,106
Alliance Data Systems Corp. (NON)                3,400         89,760          3,400         89,760             --             --
Altadis SA (Spain)                              14,939        367,872             --             --             --             --
Altria Group, Inc.                             181,429      7,946,590        221,173      9,687,377         72,953      3,195,341
AMN Healthcare Services, Inc. (NON)                 --             --             --             --         28,100        456,344
Amorepacific Corp. (South Korea)                 2,700        327,493             --             --             --             --
Anheuser-Busch Cos., Inc.                       12,950        638,953         12,850        634,019             --             --
AOL Time Warner, Inc. (NON)                    210,100      3,174,611        254,600      3,847,006         77,200      1,166,492
Apollo Group, Inc. Class A (NON)                26,600      1,756,398         35,900      2,370,477         16,300      1,076,289
Archer Daniels Midland Co.                      26,158        342,931         26,051        341,529             --             --
Arden Group, Inc.                                   --             --             --             --            734         45,141
Aurora Foods, Inc. (NON)                         8,234            865             --             --            354             37
Avon Products, Inc.                              2,800        180,768          3,650        235,644             --             --
BAT Industries PLC (United Kingdom)            100,564      1,080,088         82,237        883,250         13,073        140,408
Blyth Industries, Inc.                              --             --             --             --          7,360        198,573
Boots Group PLC (United Kingdom)                32,493        348,445             --             --             --             --
British Sky Broadcasting PLC (United
Kingdom) (NON)                                   7,558         77,157             --             --             --             --
Career Education Corp. (NON)                    35,900      1,626,270         46,500      2,106,450         22,100      1,001,130
Carrefour Supermarche SA (France)               11,863        596,682         20,856      1,049,010          3,197        160,802
CBRL Group, Inc.                                35,800      1,270,184         66,220      2,349,486          3,700        131,276
CDI Corp.                                       19,300        521,679         44,300      1,197,429             --             --
Checkers Drive-In Restaurant (NON)              51,360        472,512        122,520      1,127,184          2,400         22,080
Chiquita Brands International, Inc.
(NON)                                               --             --             --             --         24,700        437,190
Coca-Cola Co. (The)                             40,150      1,724,844         50,100      2,152,296         14,000        601,440
Coca-Cola Enterprises, Inc.                    108,796      2,073,652        133,525      2,544,987         54,957      1,047,480
Colgate-Palmolive Co.                           11,520        643,853         13,000        726,570          3,300        184,437
Comcast Corp. Class A (NON)                     46,358      1,431,535         57,874      1,787,149         23,900        738,032
Comcast Corp. Class A (Special) (NON)          103,730      3,064,184        123,649      3,652,591         28,911        854,031
Companhia de Bebidas das Americas
(AmBev)  ADR (Brazil)                           31,041        672,038             --             --             --             --
ConAgra, Inc.                                   42,200        896,328         53,300      1,132,092         25,000        531,000
Constellation Brands, Inc. Class A
(NON)                                            9,600        292,704         11,300        344,537          5,000        152,450
CVS Corp.                                       17,500        543,550         22,500        698,850         10,200        316,812
Darden Restaurants, Inc.                        50,800        965,200         64,270      1,221,130         30,200        573,800
Dean Foods Co. (NON)                            23,050        715,242         25,400        788,162             --             --
Deutsche Post AG (Germany)                     175,477      2,972,680        280,334      4,749,016         43,989        745,199
DeVry, Inc. (NON)                               17,500        414,050         22,800        539,448         10,700        253,162
Diageo PLC (United Kingdom)                    230,416      2,486,222        295,634      3,189,933         47,373        511,161
Dial Corp. (The)                                27,713        596,938         43,056        927,426         11,344        244,350
Energizer Holdings, Inc. (NON)                  10,450        384,247         10,350        380,570             --             --
Flowers Foods, Inc.                             24,900        567,720         57,200      1,304,160             --             --
Fomento Economico Mexicano  SA de CV
ADR (Mexico)                                    28,600      1,091,090         22,600        862,190          3,600        137,340
Fortune Brands, Inc.                            27,179      1,542,408         33,729      1,914,121         15,912        903,006
FTI Consulting, Inc. (NON)                      16,050        278,468         38,400        666,240             --             --
Fuji Photo Film Cos., Ltd. (Japan)               8,000        234,936             --             --             --             --
General Mills, Inc.                             19,600        922,572         24,050      1,132,034          6,500        305,955
Getty Images, Inc. (Canada) (NON)                4,700        165,252          5,500        193,380          2,400         84,384
Groupe Danone (France)                           7,653      1,167,261         13,364      2,038,321          2,069        315,571
H.J. Heinz Co.                                  47,194      1,617,810         59,835      2,051,144         28,017        960,423
Hasbro, Inc.                                        --             --             --             --         22,604        422,243
Heineken NV Class A (Netherlands)               39,532      1,254,239         69,124      2,193,109         10,671        338,561
Hershey Foods Corp.                              3,800        276,184          3,800        276,184             --             --
Hindustan Lever, Ltd. (India)                   81,625        327,250             --             --             --             --
Ikon Office Solutions, Inc.                     45,660        333,775        105,500        771,205             --             --
Interbrew (Belgium)                             67,917      1,690,640        102,503      2,551,580         16,372        407,544
International Flavors & Fragrances,
Inc.                                             3,200        105,856          3,150        104,202             --             --
IOI Corp. Berhad (Malaysia)                    254,000        411,079             --             --             --             --
ITC, Ltd. (India)                               34,739        608,578             --             --             --             --
ITT Educational Services, Inc. (NON)            14,200        680,464         34,200      1,638,864         13,009        623,391
J&J Snack Foods Corp. (NON)                         --             --             --             --          3,846        133,841
Japan Tobacco, Inc. (Japan)                         55        359,477             69        450,980             11         71,895
KAO Corp. (Japan)                               86,000      1,817,173         97,000      2,049,602         16,000        338,079
Kimberly-Clark Corp.                            16,468        845,138         20,630      1,058,732          9,054        464,651
Koninklijke Ahold NV (Netherlands)
(NON)                                           11,443        109,116             --             --             --             --
Kroger Co. (NON)                                72,050      1,287,534         92,550      1,653,869         42,300        755,901
KT&G Corp. 144A GDR (South Korea)               35,420        319,843             --             --             --             --
KT&G Corp. 144A GDR (London Exchange)
(South Korea) (NON)                             19,140        172,834             --             --             --             --
Labor Ready, Inc. (NON)                         56,800        570,840        130,400      1,310,520             --             --
Lancaster Colony Corp.                             900         35,793            900         35,793             --             --
Liberty Media Corp. Class A (NON)              369,837      3,687,275        456,894      4,555,233        184,933      1,843,782
McDonald's Corp.                                24,900        586,146         31,600        743,864         14,700        346,038
MemberWorks, Inc. (NON)                         34,350      1,093,017         81,410      2,590,466             --             --
Molson, Inc. Class A (Canada)                   21,375        527,641         37,296        920,650          5,731        141,469
Nestle SA (Switzerland)                         12,553      2,895,530          9,643      2,224,296          1,536        354,300
NetFlix, Inc. (NON)                             15,500        520,955         36,800      1,236,848          3,400        114,274
Newell Rubbermaid, Inc.                         23,000        498,410         29,300        634,931         13,600        294,712
Nutraceutical International  Corp.
(NON)                                               --             --             --             --          9,224         95,653
Nutreco Holding NV (Netherlands)                18,533        411,276             --             --             --             --
Outback Steakhouse, Inc.                         6,600        249,942          8,600        325,682          3,800        143,906
Papa John's International, Inc. (NON)               --             --             --             --         15,525        385,175
Parmalat Finanziaria SpA (Italy)                80,000        251,023             --             --             --             --
Pepsi Bottling Group, Inc. (The)                77,686      1,598,778         97,522      2,007,003         43,945        904,388
PepsiCo, Inc.                                   98,080      4,495,006        119,740      5,487,684         37,400      1,714,042
Performance Food Group Co. (NON)                21,700        883,407         28,200      1,148,022         13,100        533,301
Procter & Gamble Co.                            53,050      4,924,101         64,612      5,997,286         14,800      1,373,736
PSF Group Holdings, Inc. 144A Class A
(NON)                                              162        283,325             --             --             42         73,255
PT Hanjaya Mandala Sampoerna Tbk
(Indonesia)                                    905,500        488,366             --             --             --             --
Reckitt Benckiser PLC (United Kingdom)         121,156      2,435,445        149,348      3,002,153         23,855        479,527
Rite Aid Corp. (NON)                            32,500        167,700         42,100        217,236         19,800        102,168
Royal Caribbean Cruises,
Ltd. (Liberia)                                  96,045      2,699,825        123,053      3,459,020         51,736      1,454,299
Ruddick Corp.                                    7,440        115,618         16,650        258,741             --             --
SABMiller PLC (United Kingdom)                  39,502        309,092             --             --             --             --
Salton, Inc. (NON)                                  --             --             --             --         15,591        155,130
Sanderson Farms, Inc.                               --             --             --             --         20,430        642,728
Sara Lee Corp.                                  27,350        502,146         27,150        498,474             --             --
Smart & Final, Inc. (NON)                           --             --             --             --         23,506        146,913
Starbucks Corp. (NON)                            6,886        198,317          9,000        259,200          4,000        115,200
Supervalu, Inc.                                 13,950        332,847         13,900        331,654             --             --
Swedish Match AB (Sweden)                       13,000         99,196             --             --             --             --
SYSCO Corp.                                     35,300      1,154,663         45,900      1,501,389         21,100        690,181
Talx Corp.                                      24,200        595,804         57,800      1,423,036             --             --
Tate & Lyle PLC (United Kingdom)                14,134         76,313             --             --             --             --
Tesco PLC (United Kingdom)                     422,195      1,690,356        538,272      2,155,097         86,791        347,488
TPI Paginas Amarillas (Spain)                   17,309         81,619             --             --             --             --
Transcom WorldWide SA  Class A
(Luxembourg) (NON)                              22,800         63,987             --             --             --             --
Tyson Foods, Inc. Class A                        7,754        109,564          7,664        108,292             --             --
Unilever Indonesia Tbk PT (Indonesia)          755,000        301,460             --             --             --             --
Unilever PLC (United Kingdom)                   93,239        796,175        159,703      1,363,717         25,435        217,192
University of Phoenix Online (NON)              30,300      2,017,374         35,950      2,393,551         11,600        772,328
VFB, LLC (NON)                                      --             --             --             --        254,213         48,300
Viacom, Inc. Class B                            54,767      2,097,576         64,106      2,455,260          7,600        291,080
Vivendi Universal SA (France) (NON)             35,515        628,522         60,831      1,076,548          9,688        171,452
Wal-Mart de Mexico SA de CV Ser. C
(Mexico)                                       199,260        516,433             --             --             --             --
Wal-Mart de Mexico SA de CV Ser. V
(Mexico)                                       162,919        470,228             --             --             --             --
Weiss Markets, Inc.                              4,130        140,461          9,580        325,816             --             --
Whole Foods Market, Inc. (NON)                   1,500         82,770          1,450         80,011             --             --
William Morrison Supermarkets PLC
(United Kingdom)                               198,847        700,330        349,583      1,231,216         53,593        188,752
Woolworths, Ltd. (Australia)                   115,359        914,903        134,654      1,067,931         20,643        163,718
Yum! Brands, Inc. (NON)                         12,050        356,921         13,750        407,275             --             --
                                                         ------------                  ------------                  ------------
                                                          103,379,478                   128,162,045                    35,545,835

Electronics                                                      4.5%                          2.9%                          1.4%
---------------------------------------------------------------------------------------------------------------------------------
Acer, Inc. (Taiwan)                            262,477        362,064             --             --             --             --
American Power Conversion Corp.                 29,100        498,774         31,200        534,768             --             --
Analog Devices, Inc. (NON)                      23,800        904,876         29,500      1,121,590         11,400        433,428
Artesyn Technologies, Inc. (NON)                    --             --             --             --         15,821        119,923
ASE Test, Ltd. (Taiwan) (NON)                   47,426        412,132             --             --             --             --
Asustek Computer, Inc. (Taiwan)                180,000        456,541             --             --             --             --
AU Optronics Corp. ADR (Taiwan)                 34,000        433,840             --             --             --             --
Avnet, Inc. (NON)                                9,750        161,070          9,650        159,418         22,000        363,440
Barco NV (Belgium)                               1,360         91,207             --             --             --             --
Benchmark Electronics, Inc. (NON)               54,770      2,315,128        128,570      5,434,654         12,205        515,905
Celestica, Inc. (Canada) (NON)                  84,809      1,345,071        100,889      1,600,100         36,793        583,537
Celestica, Inc. (Toronto  Exchange)
(Canada) (NON)                                  28,952        457,137         49,506        781,674          7,935        125,289
Citizen Electronics Co., Ltd. (Japan)            1,000         75,208          1,800        135,375            300         22,562
Conexant Systems, Inc. (NON)                   135,000        764,100        322,400      1,824,784             --             --
Cypress Semiconductor Corp. (NON)               34,200        604,656         81,700      1,444,456             --             --
Ducommun, Inc. (NON)                                --             --             --             --          1,251         20,391
Elcoteq Network Corp. Class
A (Finland)                                     10,550        150,963             --             --             --             --
ESS Technology (NON)                                --             --             --             --         23,905        257,696
Fairchild Semiconductor Corp. Class A
(NON)                                           27,500        455,950         35,700        591,906         16,500        273,570
Flextronics International, Ltd.
(Singapore) (NON)                               34,222        485,268         43,587        618,064         20,113        285,202
FUNAI Electric Co., Ltd. (Japan)                 6,400        853,792         10,500      1,400,752          1,600        213,448
Hirose Electric Co., Ltd. (Japan)                9,600        984,153          5,100        522,831            800         82,013
Hon Hai Precision Industry Co., Ltd.
(Taiwan)                                       320,633      1,388,680             --             --             --             --
Infineon Technologies AG (Germany)
(NON)                                           52,100        678,179         91,400      1,189,742         14,000        182,236
Integrated Circuit Systems, Inc. (NON)           3,800        114,152          3,800        114,152             --             --
Intel Corp.                                    428,450     11,786,660        528,218     14,531,277        171,450      4,716,590
InterVoice, Inc. (NON)                              --             --             --             --         17,770        158,864
Itron, Inc. (NON)                               30,490        611,934         72,840      1,461,899             --             --
Koninklijke (Royal) Philips
Electronics NV (Netherlands)                   108,235      2,452,310        134,119      3,038,771         21,367        484,118
Kyocera Corp. (Japan)                            2,300        135,912             --             --             --             --
LG Electronics, Inc.(South Korea)               17,943        865,869             --             --             --             --
Linear Technology Corp.                         10,650        381,377         12,350        442,254             --             --
LSI Logic Corp. (NON)                           76,200        685,038         99,100        890,909         46,600        418,934
Maxim Integrated Products, Inc.                  7,250        286,375          9,025        356,488             --             --
Metrologic Instruments, Inc. (NON)              12,000        431,880         28,700      1,032,913             --             --
Microchip Technology, Inc.                       6,150        147,231          6,100        146,034             --             --
Murata Manufacturing Co., Ltd. (Japan)           9,600        495,085             --             --             --             --
National Semiconductor Corp. (NON)              14,600        471,434         17,500        565,075          5,900        190,511
NVIDIA Corp. (NON)                               6,100         97,057          6,100         97,057         12,350        196,501
Omnivision Technologies, Inc. (NON)             14,200        599,808         33,900      1,431,936             --             --
Omron Corp. (Japan)                              4,000         82,013             --             --             --             --
PerkinElmer, Inc.                                5,800         88,798          5,800         88,798             --             --
Perlos OYJ (Finland)                            15,650         90,378             --             --             --             --
Planar Systems, Inc. (NON)                      21,990        471,686         52,550      1,127,198         23,600        506,220
PLX Technology, Inc. (NON)                      69,700        441,619        166,400      1,054,310             --             --
PMC - Sierra, Inc. (NON)                        89,120      1,175,582        133,480      1,760,735         44,700        589,638
QLogic Corp. (NON)                               7,700        361,977          8,650        406,637          1,009         47,433
Rambus, Inc. (NON)                              19,420        325,868         46,440        779,263             --             --
Rohm Co., Ltd. (Japan)                           7,100        921,748          5,900        765,959            900        116,841
Samsung Electronics Co., Ltd. (South
Korea)                                          26,639      9,079,635          6,017      2,050,834            960        327,206
Samsung Electronics Co.,
Ltd. (Preferred) (South Korea)                   4,240        707,834             --             --             --             --
Samsung SDI Co., Ltd. (South Korea)              6,920        583,636             --             --             --             --
SanDisk Corp. (NON)                             38,900      2,479,486         64,300      4,098,482         20,373      1,298,575
Sanmina Corp. (NON)                             30,600        296,820         39,800        386,060         18,700        181,390
Silicon Laboratories, Inc. (NON)                13,200        593,340         31,540      1,417,723          6,801        305,705
Siliconware Precision Industries Co.
(Taiwan) (NON)                                 500,000        410,857             --             --             --             --
Solectron Corp. (NON)                           57,675        337,399         76,400        446,940         33,800        197,730
STMicroelectronics NV (Switzerland)              9,026        218,061             --             --             --             --
Stoneridge, Inc. (NON)                              --             --             --             --          8,768        128,977
Storage Technology Corp. (NON)                  59,100      1,426,674         89,300      2,155,702         23,639        570,645
Taiwan Semiconductor Manufacturing
Co., Ltd. (Taiwan) (NON)                     2,274,874      4,487,663        886,480      1,748,767        138,000        272,234
Tandberg ASA (Norway) (NON)                     30,900        183,597             --             --             --             --
TDK Corp. (Japan)                               11,100        658,904         19,400      1,151,598          3,000        178,082
Texas Instruments, Inc.                         41,650        949,620         47,650      1,086,420         12,300        280,440
Thomson Multimedia SA (France)                   5,518         96,112             --             --             --             --
Trimble Navigation, Ltd. (NON)                   9,620        222,703         23,810        551,202             --             --
United Microelectronics Corp. (Taiwan)
(NON)                                        1,923,783      1,597,921             --             --             --             --
Venture Manufacturing,
Ltd. (Singapore)                                23,000        266,173             --             --             --             --
Winbond Electronics Corp. (Taiwan)
(NON)                                          392,000        208,152             --             --             --             --
Zoran Corp. (NON)                                5,786        112,827         14,344        279,708             --             --
                                                         ------------                  ------------                  ------------
                                                           62,317,994                    62,825,215                    14,645,274

Energy                                                           6.2%                          4.7%                          2.1%
---------------------------------------------------------------------------------------------------------------------------------
Amerada Hess Corp.                               4,700        235,470          4,700        235,470             --             --
Apache Corp.                                    21,655      1,501,558         26,600      1,844,444          7,845        543,972
ATP Oil & Gas Corp. (NON)                           --             --             --             --         65,038        372,668
BG Group PLC (United Kingdom)                  667,649      2,806,188      1,005,175      4,224,840        161,559        679,047
BJ Services Co. (NON)                            2,900         99,093          2,850         97,385             --             --
BP PLC (United Kingdom)                        620,934      4,260,333        833,879      5,721,385        132,806        911,204
BP PLC ADR (United Kingdom)                     32,175      1,354,568         40,893      1,721,595         18,982        799,142
Burlington Resources, Inc.                      11,950        575,990         13,650        657,930             --             --
Cabot Oil & Gas Corp. Class A                   21,400        556,400         48,700      1,266,200             --             --
Canadian Natural Resources,
Ltd. (Toronto Exchange) (Canada)                67,249      2,771,217        116,900      4,817,251         17,800        733,508
Canadian Natural Resources, Ltd.
(Canada)                                        26,200      1,078,392         30,000      1,234,800          8,600        353,976
Chesapeake Energy Corp.                        104,100      1,122,198        244,400      2,634,632             --             --
Chevron Texaco Corp.                            18,391      1,314,037         19,521      1,394,775             --             --
China Petroleum & Chemical Corp.
(China)                                      2,010,000        558,095             --             --             --             --
Cimarex Energy Co. (NON)                        26,310        515,676         62,900      1,232,840             --             --
Clayton Williams Energy, Inc. (NON)             19,500        367,575         46,700        880,295             --             --
CNOOC, Ltd. (Hong Kong)                        305,500        520,786             --             --             --             --
Comstock Resources, Inc. (NON)                  30,400        406,144         70,700        944,552             --             --
ConocoPhillips                                  63,844      3,495,459         76,982      4,214,765         30,786      1,685,534
Denbury Resources, Inc. (Canada) (NON)              --             --             --             --         17,492        216,201
EnCana Corp. (Canada)                            8,700        315,367         14,900        540,111          2,400         86,998
ENI SpA (Italy)                                182,117      2,771,347        199,311      3,032,995         30,637        466,216
Exxon Mobil Corp.                              335,859     12,292,439        394,462     14,437,309        111,634      4,085,804
Global Power Equipment Group, Inc.
(NON)                                           96,500        508,555        221,600      1,167,832             --             --
GlobalSantaFe Corp. (Cayman Islands)            45,500      1,089,725         59,500      1,425,025         25,370        607,612
Halliburton Co.                                 72,950      1,769,038         90,370      2,191,473         31,000        751,750
Hindustan Petroleum Corp., Ltd.
(India)                                         21,024        166,486             --             --             --             --
Houston Exploration Co. (NON)                   19,640        689,364         46,305      1,625,306          7,804        273,920
Lukoil ADR (Russia)                             23,140      1,891,926             --             --             --             --
Lundin Petroleum AB (Sweden) (NON)              98,100        210,608             --             --             --             --
Magnum Hunter Resources, Inc. (NON)                 --             --             --             --          9,730         77,743
Marathon Oil Corp.                              21,650        617,025         21,450        611,325             --             --
MOL Magyar Olaj- es Gazipari Rt
(Hungary)                                       11,302        310,962             --             --             --             --
Noble Corp. (Cayman Islands) (NON)              25,900        880,341         32,700      1,111,473         15,300        520,047
Norsk Hydro ASA (Norway)                         4,619        235,145             --             --             --             --
Nuevo Energy Co. (NON)                          46,510        845,087        106,810      1,940,738         30,242        549,497
OAO Gazprom ADR (Russia) (NON)                  37,115        916,741             --             --             --             --
OMV AG (Austria)                                 1,476        176,663          2,577        308,441            399         47,756
Patina Oil & Gas Corp.                          26,050        944,052         60,768      2,202,232             --             --
Petro-Canada (Canada)                           45,128      1,755,944         79,318      3,086,287         12,153        472,877
PetroChina Co., Ltd. (Hong Kong)             2,508,000        850,219             --             --             --             --
Petroleo Brasileiro SA ADR (Brazil)             78,830      1,807,572             --             --             --             --
Petroleo Brasileiro SA (Preferred) ADR
(Brazil)                                       111,150      2,361,938             --             --             --             --
Petroleum Development Corp. (NON)                   --             --             --             --         29,150        349,217
Pogo Producing Co.                                  --             --             --             --          4,900        221,872
Polski Koncern Naftowy Orlen SA
(Poland)                                        76,129        459,110             --             --             --             --
ProSafe ASA (Norway)                             6,250        106,354             --             --             --             --
PTT Exploration & Production PCL
(Thailand)                                      68,100        283,181             --             --             --             --
PTT PCL (Thailand)                             161,700        336,200             --             --             --             --
Royal Dutch Petroleum
Co. (Netherlands)                               60,530      2,657,615         84,228      3,698,094         12,913        566,955
Royal Dutch Petroleum Co.  ADR
(Netherlands)                                   42,998      1,900,512         55,028      2,432,238         25,423      1,123,697
Sasol, Ltd. (South Africa)                     101,219      1,209,974             --             --             --             --
Shell Transport & Trading Co. PLC
(United Kingdom)                               524,172      3,235,048        505,063      3,117,112         77,429        477,871
Smedvig ASA Class A (Norway)                    13,600         88,328             --             --             --             --
Southwestern Energy Co. (NON)                   68,800      1,245,280        162,170      2,935,277             --             --
Statoil ASA (Norway)                            66,115        593,000         89,100        799,157         13,800        123,775
Stone Energy Corp. (NON)                        18,600        656,208         44,130      1,556,906         12,541        442,446
Suncor Energy, Inc. (Canada)                    23,100        426,896         39,400        728,126          6,400        118,274
Sunoco, Inc.                                     7,200        289,584          8,200        329,804             --             --
Talisman Energy, Inc. (Canada)                  20,850        990,723         36,500      1,734,359          5,600        266,093
Tenaris SA ADR (Luxembourg)                     10,800        284,256             --             --             --             --
Tesoro Petroleum Corp. (NON)                    62,800        531,288        144,300      1,220,778         23,100        195,426
Total SA Class B (France)                       28,889      4,359,156         32,738      4,939,944          5,029        758,842
Total SA ADR (France)                           35,329      2,677,938         42,526      3,223,471         19,706      1,493,715
Unocal Corp.                                    65,624      2,068,468         78,494      2,474,131         30,896        973,842
USEC, Inc.                                      77,800        508,034        178,000      1,162,340             --             --
Vintage Petroleum, Inc.                         17,500        190,400         43,400        472,192             --             --
Westport Resources Corp. (NON)                  17,970        423,014         42,500      1,000,450             --             --
Woodside Petroleum, Ltd. (Australia)            25,319        229,587             --             --             --             --
Yanzhou Coal Mining Co., Ltd. (Hong
Kong)                                          778,000        437,062             --             --             --             --
York Research Corp. 144A (NON)                      --             --            927             58            340             21
YUKOS (Russia)                                 138,567      2,043,863             --             --             --             --
YUKOS ADR (Russia)                              23,933      1,483,846         33,000      2,046,000          5,300        328,600
                                                         ------------                  ------------                  ------------
                                                           86,660,648                   100,674,143                    21,676,118

Financial                                                        6.1%                          4.9%                          3.0%
---------------------------------------------------------------------------------------------------------------------------------
AMRESCO Creditor Trust (NON) (R)               501,000         14,028             --             --        240,000          6,720
Bank of America Corp.                           93,712      7,313,284        111,036      8,665,249         37,175      2,901,137
Bank of New York Co., Inc. (The)               138,208      4,023,235        171,800      5,001,098         72,420      2,108,146
Bank One Corp.                                   8,800        340,120          8,640        333,936             --             --
Capital One Financial Corp.                     69,542      3,966,676         86,450      4,931,108         25,100      1,431,704
CIT Group, Inc.                                 16,063        461,972         20,200        580,952          9,370        269,481
Citigroup, Inc.                                379,183     17,256,618        459,397     20,907,157        150,261      6,838,378
Conseco, Inc. (NON)                             22,845        412,581             --             --         18,649        336,801
Contifinancial Corp. Liquidating
Trust Units                                  1,878,703         18,787             --             --        500,683          5,007
Deutsche Boerse  AG (Germany)                   26,475      1,340,881         42,343      2,144,548          6,491        328,750
Dexia (Belgium)                                  6,207         91,780             --             --             --             --
eSpeed, Inc. Class A (NON)                      25,900        585,599         61,900      1,399,559             --             --
Euronext NV (Netherlands)                       36,036        877,315         63,353      1,542,361          9,712        236,444
Fannie Mae                                     100,553      7,058,821        122,698      8,613,400         43,199      3,032,570
FirstRand, Ltd. (South Africa)                 305,100        320,004             --             --             --             --
Freddie Mac                                    105,764      5,536,745        130,200      6,815,970         37,040      1,939,044
Friedman, Billings, Ramsey Group, Inc.
Class A                                         18,800        324,300         46,600        803,850             --             --
Goldman Sachs Group, Inc. (The)                  4,300        360,770          4,300        360,770             --             --
HSBC Holdings PLC (London  Exchange)
(United Kingdom)                               402,566      5,306,792        689,525      9,089,605        109,816      1,447,640
HSBC Holdings PLC (Hong Kong Exchange)
(United Kingdom)                               186,024      2,498,482             --             --             --             --
HSBC Holdings PLC ADR (United Kingdom)           2,026        133,716             --             --             --             --
JPMorgan Chase & Co.                           150,653      5,171,917        182,652      6,270,443         64,244      2,205,497
Lehman Brothers Holdings, Inc.                   8,900        614,812         10,065        695,290             --             --
Man Group PLC  (United Kingdom)                137,600      2,980,877        193,087      4,182,912         29,808        645,741
Merrill Lynch & Co., Inc.                       53,542      2,866,103         66,675      3,569,113         28,883      1,546,107
MGIC Investment Corp.                            5,500        286,385          5,450        283,782             --             --
New Century Financial Corp.                     17,250        488,520         41,550      1,176,696          8,798        249,159
Orix Corp. (Japan)                              27,300      2,133,844         33,900      2,649,718          5,400        422,079
PMI Group, Inc. (The)                           48,486      1,636,403         58,927      1,988,786         22,015        743,006
Protective Life Corp.                            2,900         86,565          2,900         86,565             --             --
Royal Bank of Scotland Group PLC
(United Kingdom)                               159,360      4,050,595        209,626      5,328,251         32,361        822,548
Shinhan Financial Group Co., Ltd.
(South Korea)                                   36,740        498,343             --             --             --             --
SLM Corp.                                        3,600        140,256          4,800        187,008          2,100         81,816
Sovereign Bancorp, Inc.                          5,950        110,373          5,900        109,445             --             --
Student Loan Corp.                               1,860        221,954          4,270        509,539             --             --
Travelers Property Casualty Corp.
Class B                                        112,006      1,778,655        141,553      2,247,862         65,933      1,047,016
Washington Mutual, Inc.                        104,926      4,130,937        127,815      5,032,077         48,920      1,925,980
                                                         ------------                  ------------                  ------------
                                                           85,439,045                   105,507,050                    30,570,771

Health Care                                                      9.9%                          8.9%                          4.7%
---------------------------------------------------------------------------------------------------------------------------------
aaiPharma, Inc. (NON)                           41,495        709,979         99,100      1,695,601             --             --
Abbott Laboratories                            146,756      6,244,468        180,996      7,701,380         67,018      2,851,616
Active Biotech AB Class B (Sweden)
(NON)                                           40,000        266,418             --             --             --             --
Advanced Medical Optics, Inc. (NON)             31,400        563,944         75,300      1,352,388         11,376        204,313
AdvancePCS (NON)                                10,400        473,928         13,500        615,195          6,400        291,648
ALARIS Medical, Inc. (NON)                      30,200        501,320         72,800      1,208,480             --             --
Albany Molecular Research, Inc. (NON)            5,540         82,047         14,960        221,558             --             --
Allergan, Inc.                                   6,200        488,126          7,200        566,856             --             --
Alpharma, Inc. Class A                          35,100        652,860         80,700      1,501,020             --             --
Altana AG (Germany)                              1,600        101,341             --             --             --             --
American Medical Security Group, Inc.
(NON)                                            7,020        142,576         16,070        326,382             --             --
American Pharmaceutical Partners, Inc.
(NON)                                           31,750        995,363         69,000      2,163,150             --             --
AMERIGROUP Corp. (NON)                              --             --             --             --          2,129         95,017
AmerisourceBergen Corp.                         17,200        929,660         22,400      1,210,720         10,300        556,715
Amgen, Inc. (NON)                               85,100      5,494,907        106,008      6,844,937         32,600      2,104,982
Analogic Corp.                                  29,900      1,435,200         70,600      3,388,800          9,826        471,648
Anthem, Inc. (NON)                               3,300        235,389          4,300        306,719             --             --
Antigenics, Inc. (NON)                          18,600        226,920         42,600        519,720             --             --
Applied Molecular Evolution, Inc.
(NON)                                           26,200        224,272         62,600        535,856             --             --
Apria Healthcare Group, Inc. (NON)              38,560      1,055,773         91,300      2,499,794          9,539        261,178
AstraZeneca PLC (London  Exchange)
(United Kingdom)                               101,336      4,279,444        124,382      5,252,682         19,121        807,485
AstraZeneca PLC (Stockholm  Exchange)
(United Kingdom)                                 9,050        388,583             --             --             --             --
Avigen, Inc. (NON)                               4,860         25,272         13,120         68,224             --             --
Bavarian Nordic A/S (Denmark) (NON)              4,075        136,159             --             --             --             --
Becton, Dickinson and Co.                        3,500        126,420          3,450        124,614             --             --
Beverly Enterprises, Inc. (NON)                     --             --             --             --         46,213        273,581
Bio-Rad Laboratories, Inc. Class A
(NON)                                               --             --             --             --          2,120        108,120
Bioreliance Corp. (NON)                          3,010         76,936          8,130        207,803             --             --
Biosite Diagnostics, Inc. (NON)                  9,520        270,178         22,780        646,496             --             --
Boston Scientific Corp. (NON)                   22,100      1,409,980         28,320      1,806,816         11,700        746,460
Bradley Pharmaceuticals, Inc. (NON)             16,700        455,075         39,900      1,087,275         21,600        588,600
Bristol-Myers Squibb Co.                         9,550        245,053          9,450        242,487             --             --
C.R. Bard, Inc.                                    800         56,800            800         56,800             --             --
Cantel Medical Corp. (NON)                          --             --             --             --          4,849         64,686
Cardinal Health, Inc.                           45,250      2,642,148         57,650      3,366,184         21,700      1,267,063
Caremark Rx, Inc. (NON)                         15,200        343,520         20,000        452,000             --             --
Centene Corp. (NON)                             25,200        765,828         60,600      1,841,634         10,710        325,477
Charles River
Laboratories International, Inc. (NON)           2,800         85,932          2,800         85,932             --             --
Chronimed, Inc. (NON)                               --             --             --             --         20,391        186,170
CIGNA Corp.                                     29,130      1,300,655         36,206      1,616,598         11,950        533,568
CNS, Inc.                                           --             --             --             --         19,600        217,344
Coventry Health Care, Inc. (NON)                56,000      2,953,440         89,400      4,714,956         21,800      1,149,732
Curis, Inc. (NON)                                   --             --             --             --         22,210         98,168
Cytyc Corp. (NON)                                   --             --             --             --         17,695        266,133
DaVita, Inc. (NON)                               6,000        190,980          5,900        187,797             --             --
Dionex Corp. (NON)                                  --             --             --             --         11,902        468,463
DJ Orthopedics, Inc. (NON)                      67,700        944,415        155,300      2,166,435         26,900        375,255
Dr. Reddy's Laboratories, Ltd. ADR
(India)                                          8,400        196,980             --             --             --             --
Eisai Co., Ltd. (Japan)                         24,500        572,522         42,800      1,000,161          6,600        154,230
Eli Lilly Co.                                   21,750      1,291,950         27,498      1,633,381         11,600        689,040
Endo Pharmaceuticals Holdings, Inc.
(NON)                                           82,310      1,683,240        180,820      3,697,769         31,468        643,521
Esperion Therapeutics, Inc. (NON)               16,100        312,018         37,100        718,998             --             --
Express Scripts, Inc. Class A (NON)              1,400         85,610          1,800        110,070            800         48,920
First Health Group Corp. (NON)                  34,100        891,715         44,300      1,158,445         20,300        530,845
Fisher Scientific International, Inc.
(NON)                                           37,670      1,495,122         74,470      2,955,714             --             --
Forest Laboratories, Inc. (NON)                 28,100      1,445,745         32,110      1,652,060             --             --
Gedeon Richter Rt. (Hungary)                     3,320        322,223             --             --             --             --
Gen-Probe, Inc. (NON)                               --             --             --             --          4,459        241,544
Genesis Health Ventures, Inc. (NON)              1,603         38,873             --             --            375          9,094
Gentiva Health Services, Inc. (NON)             36,000        414,000         83,000        954,500         59,727        686,861
Gilead Sciences, Inc. (NON)                     14,100        788,613         18,500      1,034,705          7,700        430,661
GlaxoSmithKline PLC (United Kingdom)           260,838      5,412,294        292,951      6,078,627         44,911        931,887
Guidant Corp.                                   25,922      1,214,446         30,500      1,428,925          7,400        346,690
Guilford Pharmaceuticals, Inc. (NON)            17,440        107,954         41,720        258,247             --             --
H. Lundbeck A/S (Denmark)                       53,550        966,045         71,650      1,292,571         11,050        199,343
Health Net, Inc. (NON)                          63,100      1,998,377        103,900      3,290,513         14,500        459,215
HealthTronics Surgical Services, Inc.
(NON)                                           29,780        157,834         73,730        390,769         10,947         58,019
Henry Schein, Inc. (NON)                        21,500      1,219,050         28,000      1,587,600         13,100        742,770
Humana, Inc. (NON)                                  --             --             --             --         41,105        741,945
ICN Pharmaceuticals, Inc.                       18,500        317,460         42,300        725,868         25,538        438,232
IDEXX Laboratories, Inc. (NON)                  11,320        480,987         27,080      1,150,629         13,594        577,609
Invitrogen Corp. (NON)                           1,800        104,382          1,700         98,583             --             --
Johnson & Johnson                              174,572      8,644,805        213,140     10,554,693         58,700      2,906,824
Kendle International, Inc. (NON)                67,400        369,217        160,900        881,410         21,150        115,860
Kindred Healthcare, Inc. (NON)                      --             --             --             --          2,600         97,370
King Pharmaceuticals, Inc. (NON)               134,988      2,045,068        160,422      2,430,393         44,892        680,114
Kos Pharmaceuticals, Inc. (NON)                 56,900      1,957,360        133,600      4,595,840         15,310        526,664
Manor Care, Inc.                                 6,600        198,000          6,600        198,000             --             --
Mariner Health Care, Inc. (NON)                  1,089         13,286             --             --            198          2,416
Maxygen, Inc. (NON)                             17,090        174,318         42,360        432,072             --             --
McKesson Corp.                                  22,900        762,341         29,000        965,410         10,300        342,887
Medco Health Solutions, Inc. (NON)               8,622        223,568         10,041        260,363          2,877         74,601
MedImmune, Inc. (NON)                           10,150        335,052         10,100        333,401             --             --
Mediq, Inc. (NON)                                  939             94             --             --            239             24
Medivir AB Class B (Sweden) (NON)               10,050        167,669             --             --             --             --
Medtronic, Inc.                                 47,050      2,207,586         59,800      2,805,816         19,450        912,594
Mentor Corp.                                    23,720        540,816         55,980      1,276,344             --             --
Merck & Co., Inc.                               86,600      4,383,692        103,450      5,236,639         32,770      1,658,817
Merit Medical Systems, Inc. (NON)                   --             --             --             --          2,415         53,372
Mid Atlantic Medical Services, Inc.
(NON)                                           40,006      2,057,509         75,630      3,889,651         17,937        922,500
Mylan Laboratories, Inc.                         3,200        123,680          3,150        121,748             --             --
National Healthcare Corp. (NON)                     --             --             --             --          1,759         25,119
Novartis AG (Switzerland)                      172,818      6,689,645        238,004      9,212,942         37,905      1,467,272
Novo-Nordisk A/S (Denmark)                       3,900        143,771             --             --             --             --
Novozymes A/S Class B (Denmark)                  3,100         97,503             --             --             --             --
On Assignment, Inc. (NON)                           --             --             --             --         62,000        327,360
Owens & Minor, Inc.                             42,400      1,021,840         99,100      2,388,310             --             --
Oxford Health Plans, Inc. (NON)                     --             --             --             --          9,685        400,087
PacifiCare Health Systems, Inc. (NON)            7,100        346,480         17,100        834,480          5,870        286,456
Pain Therapeutics, Inc. (NON)                    9,900         60,885         26,660        163,959             --             --
Pall Corp.                                      21,200        475,728         27,500        617,100         12,900        289,476
Patterson Dental Co. (NON)                       8,400        483,672         10,900        627,622          5,200        299,416
Pediatrix Medical Group, Inc. (NON)              9,400        432,870         21,700        999,285             --             --
Per-Se Technologies, Inc. (NON)                     --             --             --             --         18,800        300,800
Perrigo Co.                                     17,200        218,956         39,600        504,108             --             --
Pfizer, Inc.                                   558,299     16,961,124        686,628     20,859,759        224,013      6,805,515
Pharmacopeia, Inc. (NON)                        10,580        134,355         25,300        321,285             --             --
Pharmacyclics, Inc. (NON)                       20,100         97,485         54,090        262,337             --             --
Quality Systems, Inc. (NON)                         --             --             --             --          8,671        348,574
Ranbaxy Laboratories, Ltd.  (India)             29,596        624,254             --             --             --             --
Roche Holding AG (Switzerland)                  22,479      1,864,594         29,260      2,427,066          4,718        391,350
Sanofi-Synthelabo SA (France)                   12,191        740,926         14,392        874,695          2,321        141,062
Schering AG (Germany)                            6,500        281,528             --             --             --             --
Sepracor, Inc. (NON)                            14,020        386,111         32,100        884,034             --             --
Service Corp. International (NON)               51,600        235,812        119,100        544,287             --             --
Sierra Health Services, Inc. (NON)              65,290      1,341,710        152,160      3,126,888             --             --
Sirna Therapeutics, Inc. (NON)                  61,502        351,791        147,637        844,484             --             --
St. Jude Medical, Inc. (NON)                    14,000        752,780         18,200        978,614          8,600        462,422
Sulzer Medica AG (Switzerland) (NON)               312         89,693             --             --             --             --
Sun Healthcare Group, Inc. (NON)                   122            885             --             --             --             --
Synthes-Stratec, Inc. (Switzerland)              2,078      1,841,724          3,100      2,747,519            479        424,536
Taisho Pharmaceutical Co., Ltd.
(Japan)                                         34,000        534,855         58,000        912,400          9,000        141,579
Takeda Chemical Industries, Ltd.
(Japan)                                         53,900      1,964,124         46,000      1,676,247          7,100        258,725
Terumo Corp. (Japan)                            60,800      1,173,104        106,300      2,051,003         16,400        316,429
Teva Pharmaceutical Industries, Ltd.
ADR (Israel)                                    35,400      2,023,110             --             --             --             --
UnitedHealth Group, Inc.                        51,000      2,566,320         61,600      3,099,712         14,500        729,640
US Oncology, Inc. (NON)                         49,470        361,626        114,630        837,945         42,317        309,337
Varian Medical Systems, Inc. (NON)              23,330      1,341,008         37,400      2,149,752         10,500        603,540
VISX, Inc. (NON)                                    --             --             --             --          7,116        135,560
VitalWorks, Inc. (NON)                              --             --             --             --         30,952        162,498
Waters Corp. (NON)                               6,400        175,552          6,500        178,295             --             --
Watson Pharmaceuticals, Inc. (NON)              15,300        637,857         16,150        673,294             --             --
WellPoint Health Networks, Inc. (NON)           30,900      2,381,772         39,000      3,006,120         12,700        978,916
Wyeth                                           70,850      3,266,185         88,620      4,085,382         39,300      1,811,730
Yamanouchi Pharmaceutical  Co., Ltd.
(Japan)                                         82,600      2,277,805         97,000      2,674,904         15,600        430,191
                                                         ------------                  ------------                  ------------
                                                          137,622,250                   192,347,032                    48,385,481

Insurance                                                        2.9%                          2.2%                          1.4%
---------------------------------------------------------------------------------------------------------------------------------
ACE, Ltd. (Bermuda)                            103,698      3,430,330        144,513      4,780,490         51,789      1,713,180
Aegon NV (Netherlands)                          27,113        315,361             --             --             --             --
AMBAC Financial Group, Inc.                      1,700        108,800          1,700        108,800             --             --
American International Group, Inc.             125,735      7,254,910        149,037      8,599,435         42,516      2,453,173
AmerUs Group Co.                                16,040        545,360         37,170      1,263,780             --             --
AON Corp.                                       19,000        396,150         24,300        506,655         11,100        231,435
Aviva PLC (United Kingdom)                      59,748        463,541             --             --             --             --
Cathay Financial Holding Co., Ltd.
(Taiwan)                                       945,000      1,233,462             --             --             --             --
Ceres Group, Inc. (NON)                             --             --             --             --         59,077        236,308
Delphi Financial Group Class A                      --             --             --             --          9,663        449,523
Everest Re Group, Ltd. (Barbados)                8,800        661,408         11,000        826,760             --             --
FBL Financial Group, Inc. Class A                8,763        215,920         20,303        500,266             --             --
Fidelity National Financial, Inc.               22,225        668,084         53,450      1,606,707             --             --
First American Corp.                            25,890        644,661         60,680      1,510,932             --             --
Fortis (Amsterdam Exchange)  (Belgium)          42,156        716,110         47,476        806,481          7,586        128,864
Fortis (Brussels Exchange)  (Belgium)            1,880         31,980             --             --             --             --
FPIC Insurance Group, Inc. (NON)                    --             --             --             --         36,647        552,270
Fremont General Corp.                               --             --             --             --         43,832        557,105
ING Groep NV (Netherlands)                     100,542      1,841,370         93,686      1,715,807         14,921        273,270
Landamerica Financial Group, Inc.                7,200        330,048         16,500        756,360         15,344        703,369
Legal & General Group PLC (United
Kingdom)                                       108,241        165,885             --             --             --             --
Loews Corp.                                      1,800         72,666          2,900        117,073             --             --
Manulife Financial Corp. (Canada)                9,500        274,859         16,600        480,280          2,600         75,225
MBIA, Inc.                                      14,666        806,190         17,365        954,554          5,971        328,226
Meadowbrook Insurance Group, Inc.
(NON)                                               --             --             --             --         80,600        332,878
Millea Holdings, Inc. (Japan)                      242      2,730,056            262      2,955,681             42        473,811
Mitsui Sumitomo Insurance Co., Ltd.
(Japan)                                             --             --            400          2,908            300          2,181
Muenchener Rueckversicherungs- Gesellschaft
AG (Germany)                                       800         79,433             --             --             --             --
Navigators Group, Inc. (NON)                        --             --             --             --          1,700         55,607
Odyssey Re Holdings Corp.                           --             --             --             --         26,617        547,778
Old Mutual PLC (United Kingdom)                463,744        714,563             --             --             --             --
Old Republic International Corp.                19,800        655,182         19,700        651,873         15,799        522,789
Prudential Corp. PLC (United Kingdom)           24,829        169,428             --             --             --             --
PXRE Group, Ltd. (Bermuda)                          --             --             --             --         11,554        207,394
QBE Insurance Group, Ltd. (Australia)          370,549      2,497,475        647,082      4,361,289        100,167        675,119
Radian Group, Inc.                              56,696      2,517,302         69,911      3,104,048         21,068        935,419
Royal & Sun Alliance Insurance Group
PLC (Rights)  (United Kingdom) (NON)           104,904         21,349             --             --             --             --
Royal & Sun Alliance Insurance Group
PLC (United Kingdom)                           104,904        140,729             --             --             --             --
Samsung Fire & Marine Insurance (South
Korea)                                           9,890        553,792             --             --             --             --
Sanlam, Ltd. (South Africa)                    993,800      1,089,468             --             --             --             --
Skandia Forsakrings AB (Sweden)                 53,700        169,458             --             --             --             --
Stancorp Financial Group                         2,800        160,860          2,750        157,988             --             --
Stewart Information Services (NON)              10,460        295,390         24,150        681,996         22,480        634,835
Sun Life Financial Services of Canada,
Inc. (Canada)                                   43,600        945,367         74,200      1,608,858         12,000        260,193
Swiss Reinsurance Co. (Switzerland)             32,676      2,076,749         43,023      2,734,361          6,852        435,484
Topdanmark A/S (Denmark) (NON)                   2,050         92,616             --             --             --             --
Torchmark Corp.                                  1,900         77,216          1,900         77,216             --             --
Universal American Financial Corp.
(NON)                                               --             --             --             --         50,280        444,978
W.R. Berkley Corp.                              12,150        416,259         14,680        502,937             --             --
XL Capital, Ltd. Class A (Bermuda)              38,441      2,976,871         51,685      4,002,486         16,579      1,283,878
Zurich Financial Services
AG (Switzerland) (NON)                          16,531      2,066,218         23,356      2,919,279          3,770        471,214
                                                         ------------                  ------------                  ------------
                                                           40,622,876                    48,295,300                    14,985,506

Investment Banking/
Brokerage                                                        0.9%                          0.7%                          0.2%
---------------------------------------------------------------------------------------------------------------------------------
3i Group PLC (United Kingdom)                    9,181         90,790             --             --             --             --
Amvescap PLC (United Kingdom)                  158,307      1,197,944        276,449      2,091,951         42,794        323,832
Community Trust Bancorp., Inc.                      --             --             --             --          5,790        168,373
Credit Suisse Group (Switzerland)               33,344      1,067,180         58,620      1,876,142          8,987        287,630
Credit Suisse Group ADR (Switzerland)            4,055        129,638             --             --             --             --
Daiwa Securities Group, Inc. (Japan)           138,000        932,850        241,000      1,629,107         37,000        250,112
Investors Group, Inc. (Canada)                  40,900        854,383         71,400      1,491,514         11,100        231,874
Morgan Stanley Dean  Witter & Co.               11,250        567,675         11,412        575,850             --             --
Nikko Securities Co., Ltd. (Japan)              42,000        223,368             --             --             --             --
Nomura Securities Co., Ltd. (Japan)             62,000        999,194         33,000        531,829          5,000         80,580
Polaris Securities Company, Ltd.
(Taiwan) (NON)                                  63,680         27,864             --             --             --             --
Power Financial Corp. (Canada)                  41,778      1,365,760         73,432      2,400,557         11,242        367,511
Samsung Securities Co., Ltd. (South
Korea)                                          10,340        211,277             --             --             --             --
SEI Investments Co.                              5,600        182,000          5,600        182,000             --             --
Sinopac Holdings Co. (Taiwan)                1,029,966        482,749             --             --             --             --
UBS AG (Switzerland)                            80,076      4,494,835         90,365      5,072,378         13,994        785,513
Van der Moolen Holding
NV (Netherlands)                                 6,110         63,527             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           12,891,034                    15,851,328                     2,495,425

Other                                                            0.5%                          0.3%                          0.2%
---------------------------------------------------------------------------------------------------------------------------------
iShares Russell 1000 Growth Index Fund          87,329      3,721,962         86,728      3,696,347         41,000      1,747,420
iShares Russell 1000 Value Index Fund           44,975      2,312,165         35,360      1,817,858             --             --
Nasdaq-100 Index  Tracking Stock (NON)           4,100        132,922             --             --             --             --
S&P 500 Index Depositary Receipts
(SPDR Trust Series 1)                            5,000        499,750          1,342        134,133             --             --
                                                         ------------                  ------------                  ------------
                                                            6,666,799                     5,648,338                     1,747,420

Photography/Imaging                                              0.1%                          0.1%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Imation Corp.                                    3,180        103,827          7,500        244,875            165          5,387
Konica Corp. (Japan)                            12,000        158,797         20,500        271,278          3,500         46,316
Olympus Optical Co., Ltd. (Japan)               52,000      1,238,428         52,000      1,238,428          8,000        190,527
                                                         ------------                  ------------                  ------------
                                                            1,501,052                     1,754,581                       242,230

Real Estate                                                      0.8%                          0.9%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc. (R)        4,130        198,364          9,580        460,127             --             --
Annaly Mortgage Management, Inc. (R)            19,300        316,906         44,040        723,137             --             --
Anthracite Capital, Inc. (R)                    48,300        466,095        110,000      1,061,500             --             --
Anworth Mortgage Asset Corp. (R)                19,090        272,605         44,280        632,318             --             --
Ayala Land, Inc. (Philippines)               1,968,700        226,329             --             --             --             --
Boston Properties, Inc. (R)                      6,400        278,208          6,400        278,208             --             --
Brandywine Realty Trust (R)                      4,820        123,826         11,100        285,159             --             --
Capital Automotive (R)                           7,982        243,531         18,231        556,228             --             --
CBL & Associates Properties (R)                  6,760        337,324         15,340        765,466             --             --
CenterPoint Properties  Corp. (R)                2,700        183,897          6,100        415,471             --             --
Cheung Kong Holdings, Ltd. (Hong Kong)          67,000        529,974             --             --             --             --
Equity Office Properties Trust (R)              63,604      1,751,018         76,281      2,100,016         27,901        768,115
Equity One, Inc. (R)                            21,387        363,579         49,034        833,578             --             --
Essex Property Trust, Inc. (R)                   5,233        328,161         12,044        755,279             --             --
FelCor Lodging Trust, Inc. (R)                  36,700        380,212         84,800        878,528             --             --
Glimcher Realty Trust (R)                       12,810        269,907         29,710        625,990             --             --
Health Care REIT, Inc. (R)                       6,650        205,153         15,410        475,399             --             --
IMPAC Mortgage Holdings, Inc. (R)               60,949        986,764        145,663      2,358,284             --             --
LNR Property Corp.                               7,500        307,125         17,450        714,578             --             --
LTC Properties, Inc. (R)                            --             --             --             --         19,860        229,979
Mack-Cali Realty Corp. (R)                       2,500         98,000          2,500         98,000             --             --
Meristar Hospitality Corp. (NON) (R)            66,700        472,236        153,100      1,083,948             --             --
Mid-Atlantic Realty Trust (R)                    7,800        163,800         19,300        405,300             --             --
Mills Corp. (R)                                  7,400        291,190         17,000        668,950             --             --
Mission West Properties (R)                      6,824         84,345         18,374        227,103             --             --
Nationwide Health Properties, Inc. (R)           8,220        143,768         19,050        333,185             --             --
New World Development Co., Ltd. (Hong
Kong)                                          289,000        231,400             --             --             --             --
Pan Pacific Retail Properties, Inc.
(R)                                              6,900        296,700         15,800        679,400             --             --
Post Properties, Inc. (R)                        5,720        155,756         13,200        359,436             --             --
Prentiss Properties Trust (R)                    3,950        122,450          9,210        285,510             --             --
SL Green Realty Corp. (R)                        3,140        113,385          7,100        256,381             --             --
Sun Communities, Inc. (R)                        3,700        145,780          8,600        338,840             --             --
Thornburg Mortgage, Inc. (R)                    15,000        379,950         35,800        906,814             --             --
Town & Country Trust (The) (R)                  12,520        294,095         29,960        703,760             --             --
Winston Hotels, Inc. (R)                            --             --             --             --         31,900        290,290
                                                         ------------                  ------------                  ------------
                                                           10,761,833                    20,265,893                     1,288,384

Semiconductor                                                    0.4%                          0.4%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Advantest Corp. (Japan)                          2,300        152,592             --             --             --             --
Applied Materials, Inc. (NON)                    6,600        119,724          8,600        156,004          4,100         74,374
ASML Holding NV (Netherlands) (NON)             46,848        613,633         82,262      1,077,499         12,629        165,419
KLA-Tencor Corp. (NON)                          13,900        714,460         18,000        925,200          8,300        426,620
LAM Research Corp. (NON)                        16,000        354,400         19,600        434,140          7,400        163,910
NEC Electronics Corp. (Japan) (NON)              2,600        177,617             --             --             --             --
NEC Electronics Corp. 144A (Japan)
(NON)                                            1,600        109,303             --             --             --             --
Nikon Corp. (Japan)                             17,000        235,921             --             --             --             --
Photronics, Inc. (NON)                          52,733      1,121,104        126,964      2,699,255             --             --
Realtak Semiconductor Corp. (Taiwan)           138,400        293,551             --             --             --             --
Rofin-Sinar Technologies, Inc. (NON)            54,300      1,139,757        128,200      2,690,918             --             --
                                                         ------------                  ------------                  ------------
                                                            5,032,062                     7,983,016                       830,323

Software                                                         2.6%                          2.3%                          1.2%
---------------------------------------------------------------------------------------------------------------------------------
Adobe Systems, Inc.                              5,400        212,004          6,100        239,486             --             --
Aether Systems, Inc. (NON)                     156,200        713,834        361,000      1,649,770             --             --
Ansys, Inc. (NON)                                9,790        347,937         24,210        860,423          1,924         68,379
Avid Technology, Inc. (NON)                     35,100      1,854,684         83,000      4,385,720             --             --
BMC Software, Inc. (NON)                        63,569        885,516         81,963      1,141,745         21,089        293,770
Check Point Software Technologies,
Ltd. (Israel) (NON)                             24,098        404,846             --             --             --             --
Cognos, Inc. (Canada) (NON)                     12,800        399,182         22,400        698,568          3,500        109,151
Concord Communications,  Inc. (NON)              6,600         86,394         15,800        206,822             --             --
Dassault Systemes SA (France)                   11,480        402,322         15,482        542,573          2,348         82,287
Datastream Systems, Inc. (NON)                      --             --             --             --         12,881         99,828
Electronic Arts, Inc. (NON)                     16,477      1,519,674         19,440      1,792,951          2,300        212,129
Evolving Systems, Inc. (NON)                        --             --             --             --          2,600         30,550
Hyperion Solutions Corp. (NON)                      --             --             --             --          8,914        257,347
Inet Technologies, Inc. (NON)                   47,500        614,650        113,500      1,468,690         19,437        251,515
Infosys Technologies, Ltd. (India)              15,130      1,497,182             --             --             --             --
KONAMI Corp. (Japan)                             7,300        233,333             --             --             --             --
Lionbridge Technologies (NON)                   53,000        398,030        126,600        950,766             --             --
Macromedia, Inc. (NON)                          37,200        920,328         48,400      1,197,416         22,300        551,702
Mercury Interactive Corp. (NON)                  4,000        181,640          5,200        236,132          2,500        113,525
Microsoft Corp.                                626,200     17,402,098        777,997     21,620,537        247,900      6,889,141
NETIQ Corp. (NON)                                   --             --             --             --         14,358        171,435
Novell, Inc. (NON)                             106,300        566,579        243,100      1,295,723             --             --
Oracle Corp. (NON)                             184,750      2,072,895        229,900      2,579,478         72,900        817,938
Pegasystems, Inc. (NON)                             --             --             --             --          3,037         22,170
PeopleSoft, Inc. (NON)                          31,800        578,442         40,400        734,876         18,800        341,972
Raindance Communications,  Inc. (NON)               --             --             --             --         21,900         60,444
RSA Security, Inc. (NON)                        44,700        638,316        103,000      1,470,840             --             --
Sage Group (The) PLC (United Kingdom)          108,081        294,919        190,958        521,064         29,302         79,956
SAP AG (Germany)                                10,034      1,226,672         11,585      1,416,284          1,773        216,752
SS&C Technologies, Inc.                          5,440        108,746         14,640        292,654         15,308        306,007
Sybase, Inc. (NON)                                  --             --             --             --          4,753         80,849
Symantec Corp. (NON)                            24,600      1,550,292         30,650      1,931,563         12,000        756,240
T-Online International AG (Germany)
(NON)                                           27,929        279,653         48,996        490,596          7,520         75,298
VERITAS Software Corp. (NON)                     5,100        160,140          6,600        207,240             --             --
WebEx Communications, Inc. (NON)                    --             --             --             --         28,000        531,720
Websense, Inc. (NON)                            13,800        293,526         33,100        704,037             --             --
Zebra Technology Corp. (NON)                     6,900        355,833          9,150        471,866          4,050        208,859
                                                         ------------                  ------------                  ------------
                                                           36,199,667                    49,107,820                    12,628,964

Technology                                                       1.6%                          1.4%                          0.9%
---------------------------------------------------------------------------------------------------------------------------------
Amkor Technologies, Inc. (NON)                  77,100      1,095,591        172,700      2,454,067          7,200        102,312
Arrow Electronics, Inc. (NON)                   42,500        781,575         50,200        923,178         15,600        286,884
Avaya, Inc. (NON)                              132,500      1,444,250        266,600      2,905,940         28,600        311,740
Computer Associates International,
Inc.                                           227,676      5,944,620        286,145      7,471,246        112,521      2,937,923
Electronic Data Systems Corp.                   20,050        405,010         22,150        447,430          4,000         80,800
Fiserv, Inc. (NON)                              33,300      1,206,459         42,700      1,547,021         17,300        626,779
Hewlett-Packard Co.                            358,184      6,934,442        442,067      8,558,417        160,545      3,108,151
Iron Mountain, Inc. (NON)                           --             --          1,000         35,900             --             --
Jabil Circuit, Inc. (NON)                       27,523        716,974         38,450      1,001,623         14,900        388,145
Motorola, Inc.                                  80,500        963,585        100,160      1,198,915         39,900        477,603
Xerox Corp. (NON)                              234,750      2,408,535        289,300      2,968,218         93,455        958,848
                                                         ------------                  ------------                  ------------
                                                           21,901,041                    29,511,955                     9,279,185

Technology Services                                              1.0%                          1.1%                          0.7%
---------------------------------------------------------------------------------------------------------------------------------
Accenture, Ltd. Class A (Bermuda)
(NON)                                           34,569        772,271         40,962        915,091         13,641        304,740
Acxiom Corp. (NON)                               5,700         89,832          5,700         89,832             --             --
Affiliated Computer Services, Inc.
Class A (NON)                                   10,786        525,170         15,200        740,088          7,000        340,830
Automatic Data Processing, Inc.                 21,350        765,398         25,750        923,138          9,100        326,235
BearingPoint, Inc. (NON)                        68,400        545,832         88,900        709,422         40,800        325,584
Cap Gemini SA (France) (NON)                     5,712        236,757             --             --             --             --
Carreker Corp. (NON)                                --             --             --             --         26,118        210,250
Century Business Services, Inc. (NON)               --             --             --             --         22,911         97,143
Checkfree Corp. (NON)                           30,450        609,000         36,450        729,000         12,000        240,000
CNET Networks, Inc. (NON)                       85,600        606,048        204,500      1,447,860             --             --
Cognizant Technology Solutions Corp.
(NON)                                            9,600        350,112         23,750        866,163             --             --
Compucom Systems, Inc. (NON)                    99,600        418,320        228,900        961,380             --             --
Computer Horizons Corp. (NON)                       --             --             --             --         18,753         69,386
Computer Sciences Corp. (NON)                   10,650        400,121         10,550        396,364             --             --
Convergys Corp. (NON)                           70,500      1,292,970         82,500      1,513,050         24,800        454,832
Digital River, Inc. (NON)                           --             --             --             --          6,386        174,657
Digitas, Inc. (NON)                             87,911        638,234        210,067      1,525,086             --             --
Factset Research Systems, Inc.                      --             --             --             --          8,500        376,975
Fair, Isaac and Co., Inc.                       34,700      2,045,912         52,000      3,065,920         16,900        996,424
Gartner, Inc. Class A (NON)                     27,340        301,287         67,770        746,825             --             --
Group 1 Software, Inc. (NON)                        --             --             --             --          4,497         80,811
Imagistics International, Inc. (NON)            12,100        350,658         28,000        811,440          1,300         37,674
Logica PLC (United Kingdom)                     15,458         61,376             --             --             --             --
Logitech International (Switzerland)
(NON)                                            1,489         46,359             --             --             --             --
Mercury Computer Systems, Inc. (NON)                --             --             --             --         15,304        326,434
MTS Systems Corp.                               50,990        776,068        116,850      1,778,457         44,926        683,774
Obic Co., Ltd. (Japan)                           2,200        440,630             --             --             --             --
Sourcecorp (NON)                                    --             --             --             --         17,600        409,200
SunGard Data Systems, Inc. (NON)                 6,700        176,277          6,650        174,962             --             --
Transaction Systems Architects, Inc.
(NON)                                           62,900      1,044,769        150,300      2,496,483         38,129        633,323
United Online, Inc. (NON)                       14,150        491,288         32,560      1,130,483         19,115        663,673
Unova, Inc. (NON)                               37,260        545,859         85,530      1,253,015             --             --
VeriSign, Inc. (NON)                            25,100        338,097         26,900        362,343          4,000         53,880
Wanadoo (France) (NON)                          51,661        335,029         90,215        585,058         13,965         90,565
                                                         ------------                  ------------                  ------------
                                                           14,203,674                    23,221,460                     6,896,390

Transportation                                                   1.5%                          1.3%                          0.7%
---------------------------------------------------------------------------------------------------------------------------------
Air France (France)                             56,541        863,699         98,712      1,507,887         15,287        233,518
Airtran Holdings, Inc. (NON)                        --             --             --             --         24,072        403,206
America West Holdings Corp. (NON)               47,000        457,310        112,900      1,098,517             --             --
British Airways PLC (United Kingdom)
(NON)                                           23,234         64,170             --             --             --             --
Burlington Northern Santa Fe Corp.              13,150        379,641         13,100        378,197             --             --
C.H. Robinson Worldwide, Inc.                   14,100        524,661         18,300        680,943          8,400        312,564
Canadian National Railway Co. (Toronto
Exchange) (Canada)                              14,051        730,933         17,303        900,102          7,279        378,654
Canadian National Railway Co. (Canada)          13,157        680,575         23,000      1,189,726          3,543        183,269
China Shipping Development Co. (China)         920,000        451,487             --             --             --             --
Cosco Pacific, Ltd. (Hong Kong)                420,000        477,316             --             --             --             --
Deutsche Lufthansa  AG (Germany)                91,105      1,193,327        110,300      1,444,751         17,600        230,531
East Japan Railway Co. (Japan)                     383      1,855,162            581      2,814,227             93        450,470
EGL, Inc. (NON)                                 22,090        401,596         50,480        917,726             --             --
Exel PLC (United Kingdom)                      139,397      1,534,219        245,067      2,697,235         37,570        413,500
ExpressJet Holdings, Inc. (NON)                 88,100      1,215,780        204,700      2,824,860         39,177        540,643
General Maritime Corp. (NON)                    31,800        363,792         73,200        837,408             --             --
Golar LNG, Ltd. (Norway) (NON)                   9,800        110,481             --             --             --             --
J. B. Hunt Transport Services, Inc.
(NON)                                           14,300        372,086         18,500        481,370          8,800        228,976
MAIR Holdings, Inc. (NON)                           --             --             --             --          3,643         24,736
Malaysia International Shipping Corp.
(Malaysia)                                     125,000        312,500             --             --             --             --
Maritrans, Inc.                                     --             --             --             --          4,600         69,000
Marten Transport, Ltd. (NON)                        --             --             --             --          2,500         65,250
Nippon Express Co., Ltd. (Japan)                51,000        213,242             --             --             --             --
Nippon Yusen Kabushiki Kaisha (Japan)           95,000        375,101        166,000        655,439         26,000        102,659
Qantas Airways, Ltd. (Australia)                87,304        193,778             --             --             --             --
SAS AB (Sweden) (NON)                            8,208         66,877             --             --             --             --
Singapore Airlines, Ltd. (Singapore)            17,000        104,270             --             --             --             --
Southwest Airlines Co.                          95,150      1,684,155        115,200      2,039,040         38,400        679,680
TPG NV (Netherlands)                            36,947        698,172         50,677        957,622          8,071        152,514
Union Pacific Corp.                             67,688      3,937,411         86,071      5,006,750         37,948      2,207,435
United Parcel Service, Inc. Class B             18,100      1,154,780         22,500      1,435,500          9,300        593,340
WAN HAI Lines, Ltd. (Taiwan)                   268,632        242,255             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           20,658,776                    27,867,300                     7,269,945

Utilities & Power                                                2.3%                          1.9%                          1.1%
---------------------------------------------------------------------------------------------------------------------------------
AGL Resources, Inc.                              7,640        215,219         17,700        498,609             --             --
Allegheny Energy, Inc. (NON)                    98,000        895,720        225,200      2,058,328         80,992        740,267
Avista Corp.                                        --             --             --             --         45,738        712,598
Beijing Datang Power  Generation
Company,  Ltd. (China)                         660,000        357,987             --             --             --             --
Black Hills Corp.                                8,190        252,743         18,960        585,106             --             --
CenterPoint Energy, Inc.                       231,628      2,124,029        271,307      2,487,885         89,266        818,569
Cleco Corp.                                     10,100        165,034         23,300        380,722             --             --
Companhia Energetica de Minas Gerais
ADR (Brazil) (NON)                              34,930        412,873             --             --             --             --
Constellation Energy Group, Inc.                13,537        484,354         17,400        622,572          7,876        281,803
Dominion Resources, Inc.                        22,162      1,371,828         28,241      1,748,118         12,912        799,253
DPL, Inc.                                       57,015        977,807         70,282      1,205,336         33,168        568,831
E.On AG (Germany)                               52,223      2,547,656         62,500      3,049,011         10,000        487,842
Edison International (NON)                      95,083      1,816,085        112,034      2,139,849         26,033        497,230
Electrabel SA (Belgium)                          1,736        477,413             --             --             --             --
Electricidade de Portugal
SA (Portugal)                                   98,255        225,365             --             --             --             --
Empresa Nacional de Electricidad ADR
(Chile)                                         36,500        394,200             --             --             --             --
Energen Corp.                                   34,405      1,244,773         79,900      2,890,782          8,300        300,294
Entergy Corp.                                   32,430      1,756,085         39,356      2,131,127         11,265        610,000
Exelon Corp.                                    27,562      1,750,187         32,437      2,059,750         10,830        687,705
FirstEnergy Corp.                               11,022        351,602         13,976        445,834          6,563        209,360
Huaneng Power International,  Inc.
Class H (China)                                291,000        398,357             --             --             --             --
Iberdrola SA (Spain)                           117,836      1,982,489        122,190      2,055,741         19,535        328,659
Jasper Energy 144A (NON)                            --             --          4,531            283          1,661            104
Kinder Morgan, Inc.                              1,700         91,817          1,700         91,817             --             --
Korea Electric Power Corp. (South
Korea)                                          89,910      1,692,506         47,700        897,926          7,600        143,066
National Fuel Gas Co.                            7,500        171,375         17,400        397,590             --             --
NiSource, Inc.                                   2,800         55,944          2,750         54,945             --             --
NUI Corp.                                       17,700        264,615         40,900        611,455             --             --
ONEOK, Inc.                                     22,000        443,740         50,600      1,020,602         29,930        603,688
Osaka Gas Co., Ltd. (Japan)                     69,000        188,423        121,000        330,423         19,000         51,885
PG&E Corp. (NON)                                92,779      2,217,418        110,883      2,650,104         33,054        789,991
PNM Resources, Inc.                              8,500        238,340         19,600        549,584             --             --
Progress Energy, Inc.                           29,817      1,325,664         38,200      1,698,372         17,431        774,982
Reliant Resources, Inc. (NON)                   46,300        237,056        106,600        545,792             --             --
Scottish and Southern Energy PLC
(United Kingdom)                                77,244        780,219        118,412      1,196,045         19,014        192,055
Scottish Power PLC (United Kingdom)             34,578        201,774             --             --             --             --
Sempra Energy                                    5,400        158,544          5,400        158,544             --             --
Severn Trent PLC (United Kingdom)                7,946         88,643             --             --             --             --
South Jersey Industries, Inc.                    8,100        306,585         18,700        707,795             --             --
Tokyo Gas Co., Ltd. (Japan)                    478,000      1,587,770        588,000      1,953,156         90,000        298,952
UGI Corp.                                       15,000        433,950         34,700      1,003,871             --             --
UIL Holdings Corp.                                  --             --             --             --         13,773        481,917
Unified Energy Systems  ADR (Russia)            22,692        731,817             --             --             --             --
UniSource Energy Corp.                          18,420        350,348         42,690        811,964             --             --
Veolia Environnement (France)                   33,510        742,859         40,767        903,734          6,493        143,939
Westar Energy, Inc.                             15,900        293,355         36,600        675,270             --             --
Williams Cos., Inc. (The)                           --             --             --             --         83,806        789,453
                                                         ------------                  ------------                  ------------
                                                           32,804,568                    40,618,042                    11,312,443
                                                         ------------                  ------------                  ------------
Total Common stocks  (cost
$1,025,986,051,  $1,272,444,000 and
$303,317,056)                                          $1,123,461,853                $1,389,593,718                  $338,638,606
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 9.0%                Balanced 14.5%              Conservative 25.9%

U.S. government and                          Principal                     Principal                     Principal
agency obligations (a)                          amount          Value         amount          Value         amount          Value

U.S. Government and Agency Mortgage
Obligations                                                      8.8%                         13.0%                         24.0%
---------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association
Adjustable Rate Mortgages
5.338s, September 1, 2031                     $361,705       $371,627     $1,246,452     $1,280,642       $835,305       $858,217
Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from December 1,
2025 to  January 1, 2033                     5,599,765      5,925,675         35,570         37,634         24,248         25,688
6 1/2s, with due dates from December
1, 2021 to  April 1, 2033                   17,836,415     18,593,639     18,309,220     19,086,707     18,568,367     19,355,974
6 1/2s, TBA, October 1, 2033                55,183,000     57,510,975     61,918,000     64,530,197     34,086,000     35,524,020
6s, January 1, 2033                            365,614        377,332             --             --             --             --
6s, TBA, October 1, 2033                     3,166,000      3,266,916             --             --             --             --
5 1/2s, with due dates from September
1, 2017 to  April 1, 2018                      846,761        876,625             --             --        377,260        390,565
5 1/2s, TBA, October 1, 2033                 3,664,000      3,737,280     37,608,000     38,360,160     44,111,000     44,917,404
Federal National Mortgage Association
Pass-Through Certificates
5s, TBA, October 1, 2033                    13,361,600     13,361,600     75,128,000     75,128,000     69,572,000     69,572,000
5s, TBA, October 1, 2018                     4,424,000      4,531,835      4,373,000      4,479,592             --             --
4 1/2s, TBA, October 1, 2018                 9,435,525      9,518,086     13,083,597     13,198,078     11,433,805     11,533,851
Government National Mortgage Association
Pass-Through Certificates
7 1/2s, May 20, 2030                           144,326        153,262             --             --             --             --
7s, with due dates from August 15,
2029 to  September 15, 2029                         --             --             --             --          9,800         10,430
6 1/2s, March 15, 2032                         134,851        141,665             --             --             --             --
5s, with due dates from February 15,
2033 to  September 15, 2033                  3,914,652      3,925,580      9,797,100      9,824,451      7,574,596      7,595,744
5s, TBA, October 1, 2033                            --             --     54,143,000     54,247,804     58,238,000     58,346,692
                                                         ------------                  ------------                  ------------
                                                          122,292,097                   280,173,265                   248,130,585

U.S. Government and Agency
Obligations                                                       --%                          0.8%                          1.2%
---------------------------------------------------------------------------------------------------------------------------------
Fannie Mae 6 5/8s, October 15, 2007                 --             --     12,935,000     14,793,359      9,455,000     10,813,390
Tennessee Valley Authority 6 3/4s,
November 1, 2025                                    --             --      2,030,000      2,414,123      1,300,000      1,545,990
                                                         ------------                  ------------                  ------------
                                                                   --                    17,207,482                    12,359,380

U.S. Treasury Obligations                                        0.2%                          0.7%                          0.7%
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds
8s, November 15, 2021                        2,585,000      3,585,475             --             --             --             --
6 1/4s, May 15, 2030                                --             --     12,530,000     14,868,123      2,565,000      3,043,634
U.S. Treasury Notes 6 1/2s, February
15, 2010                                            --             --             --             --      3,319,000      3,938,591
                                                         ------------                  ------------                  ------------
                                                            3,585,475                    14,868,123                     6,982,225
                                                         ------------                  ------------                  ------------
Total U.S. government and  agency
obligations  (cost $124,929,893,
$309,292,834  and $264,705,560)                          $125,877,572                  $312,248,870                  $267,472,190
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 8.4%                 Balanced 14.3%             Conservative 24.5%

Corporate bonds                              Principal                     Principal                     Principal
and notes (a)                                   amount          Value         amount          Value         amount          Value

Basic Materials                                                  0.8%                          0.9%                          1.6%
---------------------------------------------------------------------------------------------------------------------------------
Abitibi-Consolidated Finance LP
company guaranty  7 7/8s, 2009                 $16,000        $17,186        $29,000        $31,149        $42,000        $45,113
Abitibi-Consolidated, Inc. bonds
8.55s, 2010 (Canada)                           220,000        240,216        340,000        371,244        315,000        343,946
Abitibi-Consolidated, Inc. company
guaranty 6.95s,  2006 (Canada)                      --             --        635,000        661,819        435,000        453,372
Acetex Corp. sr. notes 10 7/8s,  2009
(Canada)                                       250,000        276,875        110,000        121,825        265,000        293,488
AK Steel Corp. company guaranty 7
7/8s, 2009                                     277,000        198,055        435,000        311,025        376,000        268,840
Alcoa, Inc. notes 6 1/2s, 2011                      --             --        845,000        962,162        595,000        677,499
Appleton Papers, Inc. company guaranty
Ser. B, 12 1/2s, 2008                          285,000        312,075        430,000        470,850        405,000        443,475
Avery Dennison Corp. notes 4 7/8s,
2013                                                --             --        110,000        112,008         70,000         71,278
Better Minerals & Aggregates Co.
company guaranty 13s, 2009                     450,000        290,250             --             --        300,000        193,500
Chevron Phillips Chemical Co.,
LLC notes 5 3/8s, 2007                              --             --        770,000        823,117        495,000        529,147
Compass Minerals Group, Inc. company
guaranty 10s, 2011                             290,000        319,000        445,000        489,500        440,000        484,000
Dow Chemical Co. (The) debs. 8.55s,
2009                                                --             --        335,000        406,341        215,000        260,786
Dow Chemical Co. (The) notes 5 3/4s,
2009                                                --             --        830,000        882,692        535,000        568,964
Eastman Chemical Co. notes 3 1/4s,
2008                                                --             --        165,000        160,690        125,000        121,735
Equistar Chemicals LP/Equistar Funding
Corp. company guaranty 10 1/8s, 2008           415,000        412,925        568,000        565,160        497,000        494,515
Falconbridge, Ltd. bonds  5 3/8s, 2015
(Canada)                                            --             --        280,000        273,699        215,000        210,162
Georgia-Pacific Corp. bonds 7 3/4s,
2029                                           265,000        240,156        491,000        444,969        240,000        217,500
Georgia-Pacific Corp. company guaranty
8 7/8s, 2010                                   420,000        459,900        930,000      1,018,350        660,000        722,700
Georgia-Pacific Corp. debs. 7.7s, 2015          75,000         73,125             --             --             --             --
Hercules, Inc. company guaranty 11
1/8s, 2007                                     350,000        405,125      1,000,000      1,157,500        825,000        954,938
Huntsman ICI Chemicals, Inc. company
guaranty  10 1/8s, 2009                        375,000        354,375        575,000        543,375        415,000        392,175
IMC Global, Inc. company guaranty Ser.
B, 10 7/8s, 2008                               210,000        218,400        320,000        332,800        295,000        306,800
ISP Chemco, Inc. company guaranty Ser.
B, 10 1/4s, 2011                               420,000        468,300        759,000        846,285        654,000        729,210
Kaiser Aluminum &  Chemical Corp. sr.
sub. notes 12 3/4s, 2003 (In default)
(DEF) (NON)                                  1,695,000        135,600             --             --        845,000         67,600
Louisiana-Pacific Corp. sr. notes 8
7/8s, 2010                                          --             --        362,000        420,825        372,000        432,450
Louisiana-Pacific Corp. sr. sub. notes
10 7/8s, 2008                                  331,000        384,788        452,000        525,450        448,000        520,800
Lyondell Chemical Co. notes Ser. A, 9
5/8s, 2007                                     755,000        717,250      1,169,000      1,110,550        693,000        658,350
MDP Acquisitions PLC sr.  notes 9
5/8s, 2012 (Ireland)                           360,000        394,200        545,000        596,775        490,000        536,550
Millennium America, Inc. company
guaranty  9 1/4s, 2008                         504,000        522,900        286,000        296,725        579,000        600,713
Millennium America, Inc. company
guaranty 7s, 2006                                   --             --        914,000        891,150        505,000        492,375
Monsanto Co. sr. notes  7 3/8s, 2012                --             --        190,000        221,689        150,000        175,018
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)         170,000        177,013        261,000        271,766        230,000        239,488
Noveon International company guaranty
Ser. B, 11s, 2011                              250,000        282,500             --             --        120,000        135,600
OM Group, Inc. company guaranty 9
1/4s, 2011                                     530,000        522,050             --             --        390,000        384,150
Packaging Corp. of America 144A notes
5 3/8s, 2013                                        --             --        105,000        106,642         80,000         81,251
PCI Chemicals Canada sec. sr. notes
10s, 2008 (Canada)                             253,818        220,187        390,000        338,325        369,672        320,690
Pioneer Cos., Inc. sec. FRN 4.64s,
2006                                            23,375         20,278             --             --          6,229          5,404
Potlatch Corp. company guaranty 10s,
2011                                           420,000        466,200        295,000        327,450        295,000        327,450
Potlatch Corp. dep. notes FRN 12 1/2s,
2009                                                --             --        460,000        540,500        355,000        417,125
Praxair, Inc. notes 6 3/8s, 2012                    --             --        105,000        119,286         80,000         90,885
Royster-Clark, Inc. 1st mtge. 10 1/4s,
2009                                           200,000        156,000             --             --        190,000        148,200
Smurfit Capital Funding PLC notes 6
3/4s, 2005 (Ireland)                           270,000        276,750        212,000        217,300         25,000         25,625
Solutia, Inc. debs. 7 3/8s, 2027               170,000        111,350        135,000         88,425        260,000        170,300
Steel Dynamics, Inc. company guaranty
9 1/2s, 2009                                   210,000        224,700        320,000        342,400        300,000        321,000
Sterling Chemicals, Inc. sec. notes
10s, 2007 (PIK)                                 95,872         90,120             --             --         63,915         60,080
Stone Container Corp. sr. notes 9
3/4s, 2011                                     480,000        520,800        695,000        754,075        505,000        547,925
Tembec Industries, Inc. company
guaranty 8 5/8s,  2009 (Canada)                405,000        398,925        625,000        615,625        585,000        576,225
Texas Petrochemical Corp. sr. sub.
notes Ser. B, 11 1/8s, 2006 (In
default) (NON)                                 140,000         39,200             --             --         70,000         19,600
Ucar Finance, Inc. company guaranty 10
1/4s, 2012                                     170,000        185,725        255,000        278,588        240,000        262,200
WCI Steel, Inc. sr. notes Ser. B,
10s, 2004 (In default) (NON)                   700,000        210,000             --             --        350,000        105,000
Wheeling-Pittsburgh Steel  Corp. sr.
notes 9 1/4s, 2007  (In default) (NON)              --             --             --             --        250,000         27,500
WHX Corp. sr. notes  10 1/2s, 2005             320,000        275,200             --             --        130,000        111,800
WMC Finance USA company guaranty 6
1/4s, 2033  (Australia)                             --             --         75,000         74,623         55,000         54,723
WMC Finance USA company guaranty 5
1/8s, 2013 (Australia)                              --             --        135,000        133,931        100,000         99,208
                                                         ------------                  ------------                  ------------
                                                           10,617,699                    19,258,660                    16,798,428

Capital Goods                                                    0.7%                          0.8%                          1.3%
---------------------------------------------------------------------------------------------------------------------------------
AEP Industries, Inc. sr. sub. notes 9
7/8s, 2007                                     180,000        176,850        220,000        216,150        250,000        245,625
AGCO Corp. company guaranty 9 1/2s,
2008                                           222,000        239,760        295,000        318,600        283,000        305,640
Allied Waste North America, Inc.
company guaranty Ser. B, 8 7/8s, 2008          105,000        113,663             --             --         75,000         81,188
Allied Waste North America, Inc.
company guaranty Ser. B, 8 1/2s, 2008        1,295,000      1,392,125        705,000        757,875        205,000        220,375
Allied Waste North America, Inc.
company guaranty Ser. B, 7 5/8s, 2006               --             --        466,000        486,970        325,000        339,625
Allied Waste North America, Inc. sr.
notes 7 7/8s, 2013                                  --             --        515,000        539,463        400,000        419,000
Argo-Tech Corp. company guaranty 8
5/8s, 2007                                     215,000        208,550        480,000        465,600        220,000        213,400
Argo-Tech Corp. company guaranty Ser.
D, 8 5/8s, 2007                                100,000         97,000             --             --             --             --
Ball Corp. 144A sr. notes 6 7/8s, 2012              --             --        370,000        381,563        285,000        293,906
BE Aerospace, Inc. sr. sub. notes 9
1/2s, 2008                                     145,000        131,950             --             --        210,000        191,100
BE Aerospace, Inc. sr. sub.  notes
Ser. B, 8s, 2008                               285,000        248,663        610,000        532,225        250,000        218,125
Blount, Inc. company guaranty 13s,
2009                                           440,000        391,600        575,000        511,750        530,000        471,700
Blount, Inc. company guaranty 7s, 2005          30,000         29,400         40,000         39,200         35,000         34,300
Boeing Capital Corp. sr. notes 7 3/8s,
2010                                                --             --         55,000         63,925         10,000         11,623
Boeing Co. (The) bonds  6 1/8s, 2033                --             --        260,000        257,798        185,000        183,433
Briggs & Stratton company guaranty 8
7/8s, 2011                                      20,000         22,400         30,000         33,600         25,000         28,000
Browning-Ferris Industries,  Inc.
debs. 7.4s, 2035                                    --             --      1,218,000      1,120,560      1,080,000        993,600
Buhrmann US, Inc. company guaranty 12
1/4s, 2009                                     400,000        436,000             --             --        200,000        218,000
Bunge Ltd. Finance Corp. company
guaranty 7.8s, 2012                                 --             --         15,000         17,709         15,000         17,709
Bunge Ltd. Finance Corp. 144A notes 5
7/8s, 2013                                          --             --        100,000        103,331         75,000         77,498
Crown Holdings SA 144A sec. notes 10
7/8s, 2013 (France)                            370,000        407,925        500,000        551,250        535,000        589,838
Crown Holdings SA 144A sec. notes 9
1/2s, 2011 (France)                            420,000        451,500        655,000        704,125        130,000        139,750
Decrane Aircraft Holdings Co. company
guaranty Ser. B,  12s, 2008                         --             --             --             --        150,000         67,500
Earle M. Jorgensen Co. sec. notes 9
3/4s, 2012                                     170,000        181,050        170,000        181,050        120,000        127,800
FIMEP SA sr. notes 10 1/2s, 2013
(France)                                       260,000        293,800        395,000        446,350        365,000        412,450
Flowserve Corp. company guaranty 12
1/4s, 2010                                     232,000        265,640        270,000        309,150        240,000        274,800
Hexcel Corp. sr. sub. notes 9 3/4s,
2009                                           390,000        407,550        205,000        214,225        235,000        245,575
Insilco Holding Co. sr. disc. notes
zero %, 2008  (In default) (NON)               320,000          1,600             --             --        150,000            750
John Deere Capital Corp. sr. notes
Ser. D, 3 1/8s, 2005                                --             --        330,000        337,752        215,000        220,051
L-3 Communications Corp. company
guaranty 7 5/8s, 2012                          290,000        313,925        608,000        658,160        536,000        580,220
L-3 Communications Corp. company
guaranty 6 1/8s, 2013                               --             --        430,000        425,700        335,000        331,650
L-3 Communications Corp. company
guaranty Ser. B,  8s, 2008                      75,000         77,813             --             --             --             --
Legrand SA debs. 8 1/2s, 2025 (France)          25,000         25,375         40,000         40,600         40,000         40,600
Litton Industries, Inc. sr. notes 8s,
2009                                                --             --        390,000        471,766        250,000        302,414
Manitowoc Co., Inc. (The) company
guaranty  10 1/2s, 2012                        200,000        224,500        305,000        342,363        290,000        325,525
Motors and Gears, Inc. sr. notes  Ser.
D, 10 3/4s, 2006                               365,000        284,700             --             --        265,000        206,700
Owens-Brockway Glass company guaranty
8 7/8s, 2009                                        --             --      1,688,000      1,797,720      1,278,000      1,361,070
Owens-Brockway Glass sr. sec. notes 8
3/4s, 2012                                     850,000        911,625        110,000        117,975             --             --
Pliant Corp. company guaranty 13s,
2010                                                --             --             --             --         30,000         27,900
Raytheon Co. debs. 6s, 2010                         --             --             --             --         55,000         59,721
Raytheon Co. notes 8.2s, 2006                       --             --        495,000        560,165        355,000        401,735
Raytheon Co. notes 6 3/4s, 2007                     --             --        495,000        557,875        330,000        371,917
Roller Bearing Company of America
company guaranty Ser. B, 9 5/8s, 2007          370,000        340,400             --             --        230,000        211,600
Sealed Air Corp. 144A notes 5 5/8s,
2013                                                --             --        375,000        379,878        290,000        293,773
Sequa Corp. sr. notes 9s, 2009                 480,000        523,200        657,000        716,130        654,000        712,860
Sequa Corp. sr. notes Ser. B, 8 7/8s,
2008                                                --             --             --             --         10,000         10,800
Siebe PLC 144A notes 7 1/8s, 2007
(United Kingdom)                               385,000        378,263        550,000        540,375        550,000        540,375
Tekni-Plex, Inc. company guaranty Ser.
B, 12 3/4s, 2010                               350,000        343,000        500,000        490,000        495,000        485,100
Terex Corp. company guaranty 8 7/8s,
2008                                            70,000         72,975             --             --         35,000         36,488
Terex Corp. company guaranty  Ser. B,
10 3/8s, 2011                                  180,000        202,050             --             --         85,000         95,413
Terex Corp. company guaranty Ser. D, 8
7/8s, 2008                                      38,000         39,805        225,000        235,688        160,000        167,600
Trimas Corp. company guaranty 9 7/8s,
2012                                           165,000        167,475        250,000        253,750        235,000        238,525
                                                         ------------                  ------------                  ------------
                                                            9,402,132                    16,178,366                    13,444,347

Communication Services                                           0.8%                          1.3%                          2.3%
---------------------------------------------------------------------------------------------------------------------------------
ACC Escrow Corp. 144A sr. notes 10s,
2011                                           400,000        430,000        595,000        639,625        585,000        628,875
Airgate PCS, Inc. sr. sub. notes
stepped-coupon zero %  (13 1/2s,
10/1/04), 2009 (STP)                           860,000        653,600             --             --        520,000        395,200
Alamosa Delaware, Inc.
company guaranty 13 5/8s, 2011                 185,000        181,300        210,000        205,800        220,000        215,600
Alamosa Delaware, Inc.
company guaranty 12 1/2s, 2011                  80,000         77,200             --             --         40,000         38,600
Alamosa PCS Holdings, Inc. company
guaranty  stepped-coupon zero % (12
7/8s, 2/15/05), 2010 (STP)                     230,000        181,700             --             --        120,000         94,800
American Tower Corp. sr. notes 9 3/8s,
2009                                           645,000        657,900        560,000        571,200        365,000        372,300
Ameritech Capital Funding company
guaranty 6 1/4s, 2009                               --             --        450,000        505,314        295,000        331,261
Asia Global Crossing, Ltd. sr. notes
13 3/8s, 2010 (Bermuda) (In default)
(NON)                                          190,000         28,500             --             --        100,000         15,000
AT&T Corp. sr. notes 8s, 2031                       --             --        355,000        420,310        380,000        449,909
AT&T Corp. sr. notes  7.8s, 2011                    --             --        495,000        572,140        325,000        375,647
AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031                                        --             --        185,000        228,815        135,000        166,973
AT&T Wireless Services, Inc. sr. notes
7 7/8s, 2011                                        --             --        485,000        564,565        315,000        366,676
Bell Atlantic Financial Services
notes Ser. A, 7.6s, 2007                            --             --        860,000        991,446        750,000        864,633
Bellsouth Capital Funding notes 7
3/4s, 2010                                          --             --        270,000        327,850        190,000        230,709
British Telecommunications PLC bonds 8
7/8s, 2030 (United Kingdom)                         --             --        400,000        524,392        310,000        406,404
British Telecommunications PLC notes 8
3/8s, 2010 (United Kingdom)                         --             --      1,015,000      1,237,765        805,000        981,676
Cellular Operating Co., LLC sr. sub.
notes 10 3/4s, 2008                            170,000        168,725        230,000        228,275        240,000        238,200
Centennial Cellular Operating Co.
144A sr. notes 10 1/8s, 2013                   230,000        236,900        350,000        360,500        350,000        360,500
Cincinnati Bell, Inc. 144A company
guaranty  7 1/4s, 2013                         365,000        361,350        515,000        509,850        510,000        504,900
Cingular Wireless, LLC sr. notes 5
5/8s, 2006                                          --             --      1,240,000      1,351,377        900,000        980,838
Citizens Communications Co. notes 9
1/4s, 2011                                          --             --        200,000        254,879        225,000        286,739
Crown Castle International  Corp. sr.
notes 10 3/4s, 2011                            330,000        366,300             --             --        160,000        177,600
Crown Castle International  Corp. sr.
notes 9 3/8s, 2011                              70,000         74,725        500,000        533,750        340,000        362,950
Deutsche Telekom International Finance
BV bonds 8s, 2010 (Netherlands)                     --             --        530,000        648,308        320,000        391,431
Deutsche Telekom International Finance
BV company guaranty  8 3/4s, 2030
(Netherlands)                                       --             --        525,000        658,907        400,000        502,024
Deutsche Telekom International Finance
BV company guaranty  8 1/4s, 2005
(Netherlands)                                       --             --        630,000        691,507        530,000        581,744
Dobson Communications Corp. sr. notes
10 7/8s, 2010                                   76,000         83,030        420,000        458,850             --             --
Dobson/Sygnet Communications,  Inc.
sr. notes 12 1/4s, 2008                        300,000        321,750             --             --        540,000        579,150
Eircom Funding 144A sr. sub.  notes 8
1/4s, 2013 (Ireland)                           295,000        317,125        725,000        779,375        665,000        714,875
Firstworld Communication Corp. sr.
disc. notes zero %, 2008 (In default)
(NON)                                          520,000             52             --             --        359,640             36
France Telecom notes 10s,  2031
(France)                                            --             --        285,000        380,514        215,000        287,054
France Telecom notes 7 3/4s, 2011
(France)                                            --             --        420,000        513,037        330,000        403,101
Globix Corp. company guaranty 11s,
2008 (PIK)                                      88,580         67,321             --             --         45,930         34,907
Horizon PCS, Inc. company guaranty 13
3/4s, 2011  (In default) (NON)                 170,000         39,100             --             --        180,000         41,400
iPCS, Inc. sr. disc. notes
stepped-coupon zero % (14s, 7/15/05),
2010  (In default) (NON) (STP)                 500,000         55,000             --             --        260,000         28,600
IWO Holdings, Inc. company guaranty
14s, 2011                                      259,000         42,735             --             --        126,000         20,790
Koninklijke (Royal) KPN NV sr. unsub.
notes 8s, 2010 (Netherlands)                        --             --         95,000        114,827         65,000         78,566
Metromedia Fiber Network, Inc. sr.
notes 10s, 2009 (In default) (NON)              90,000          6,525             --             --         20,000          1,450
Metromedia Fiber Network, Inc. sr.
notes Ser. B, 10s, 2008  (In default)
(NON)                                          820,000         59,450             --             --        440,000         31,900
Millicom International Cellular  SA
144A sr. notes 11s, 2006 (Luxembourg)          125,000        127,813        160,000        163,600        148,000        151,330
New England Telephone & Telegraph Co.
debs.  7 7/8s, 2029                                 --             --        415,000        507,896        320,000        391,631
Nextel Communications, Inc. sr. notes
9 1/2s, 2011                                 1,090,000      1,204,450      1,575,000      1,740,375      1,180,000      1,303,900
Nextel Partners, Inc. sr. notes 12
1/2s, 2009                                     240,000        274,200             --             --        120,000        137,100
Orbital Imaging Corp. sr. notes  Ser.
B, 11 5/8s, 2005  (In default) (NON)           415,000        203,350             --             --        100,000         49,000
PanAmSat Corp. company guaranty 8
1/2s, 2012                                     180,000        188,550        270,000        282,825        220,000        230,450
Qwest Corp. 144A notes  8 7/8s, 2012         1,235,000      1,370,850      1,675,000      1,859,250      1,090,000      1,209,900
Qwest Services Corp. 144A notes 13
1/2s, 2010                                     250,000        291,250      1,130,000      1,316,450        775,000        902,875
Rogers Cantel, Ltd. sr. sub.  notes
8.8s, 2007 (Canada)                            355,000        363,875        535,000        548,375        470,000        481,750
Rural Cellular Corp. sr. sub.  notes
Ser. B, 9 5/8s, 2008                           505,000        459,550             --             --        370,000        336,700
Sprint Capital Corp. company guaranty
8 3/4s, 2032                                        --             --        305,000        362,411        335,000        398,058
Sprint Capital Corp. company guaranty
7.9s, 2005                                          --             --        130,000        140,411        115,000        124,209
Sprint Capital Corp. company guaranty
7 5/8s, 2011                                        --             --        450,000        507,256        400,000        450,894
Sprint Capital Corp. company guaranty
6 7/8s, 2028                                        --             --        700,000        682,627        470,000        458,335
Telecorp PCS, Inc. company guaranty
stepped-coupon zero % (11 5/8s,
4/15/04), 2009 (STP)                                --             --        165,000        170,939        125,000        129,499
Telefonica Europe BV company guaranty
7 3/4s, 2010 (Netherlands)                          --             --        430,000        516,865        315,000        378,633
Telus Corp. notes 8s, 2011 (Canada)            875,000      1,021,481      1,205,000      1,406,725        780,000        910,577
Telus Corp. notes 7 1/2s,
2007 (Canada)                                       --             --        475,000        534,126        370,000        416,056
Triton PCS, Inc. company guaranty 9
3/8s, 2011                                          --             --        470,000        480,575             --             --
TSI Telecommunication Services,  Inc.
company guaranty Ser. B,  12 3/4s,
2009                                           190,000        190,950             --             --        120,000        120,600
UbiquiTel Operating Co. bonds
stepped-coupon zero % (14s, 4/15/05),
2010                                           213,000        144,840             --             --        137,000         93,160
US UnWired, Inc. company guaranty
stepped-coupon Ser. B, zero % (13
3/8s, 11/1/04), 2009 (STP)                     235,000        171,550             --             --        205,000        149,650
Verizon Global Funding Corp. notes 7
1/4s, 2010                                          --             --        620,000        726,653        460,000        539,130
Verizon New England Inc. sr. notes 6
1/2s, 2011                                          --             --        275,000        309,649        250,000        281,499
Verizon Pennsylvania Inc. debs. 8.35s,
2030                                                --             --        440,000        558,211        350,000        444,031
Verizon Wireless, Inc. notes 5 3/8s,
2006                                                --             --        130,000        141,000         90,000         97,616
Vodafone Group PLC notes 7 7/8s,
2030 (United Kingdom)                               --             --        430,000        530,269        335,000        413,116
Vodafone Group PLC notes 7 5/8s,
2005 (United Kingdom)                               --             --        295,000        319,285        195,000        211,053
Western Wireless Corp. 144A sr. notes
9 1/4s, 2013                                   390,000        397,800        565,000        576,300        565,000        576,300
Williams Communications Group, Inc.
notes zero %, 2010 (In default) (NON)          370,000              4             --             --        260,000              3
Williams Communications Group, Inc.
notes zero %, 2008 (In default) (NON)          210,000              2             --             --             --             --
Williams Communications Group, Inc.
notes zero %, 2007 (In default) (NON)          130,000              1             --             --         80,000              1
                                                         ------------                  ------------                  ------------
                                                           10,820,804                    28,655,251                    23,930,074

Conglomerates                                                    0.1%                          0.1%                          0.2%
---------------------------------------------------------------------------------------------------------------------------------
Textron Financial Corp. notes 6s, 2009              --             --        630,000        692,614        415,000        456,246
Tyco International Group SA company
guaranty 6 3/4s, 2011 (Luxembourg)                  --             --        435,000        458,925         35,000         36,925
Tyco International Group SA company
guaranty 6 3/8s, 2005 (Luxembourg)                  --             --        390,000        405,600             --             --
Tyco International Group SA notes 6
3/8s, 2011 (Luxembourg)                      1,120,000      1,155,000      1,525,000      1,572,656      1,375,000      1,417,969
                                                         ------------                  ------------                  ------------
                                                            1,155,000                     3,129,795                     1,911,140

Consumer Cyclicals                                               1.6%                          2.1%                          3.5%
---------------------------------------------------------------------------------------------------------------------------------
Affinity Group Holdings sr. notes 11s,
2007                                           154,000        157,850         96,000         98,400        188,000        192,700
American Axle & Manufacturing, Inc.
company guaranty 9 3/4s, 2009                       --             --        245,000        263,681        190,000        204,488
American Standard Cos., Inc. company
guaranty 7 5/8s, 2010                          145,000        161,675        640,000        713,600        270,000        301,050
Ameristar Casinos, Inc. company
guaranty 10 3/4s, 2009                         140,000        159,250        175,000        199,063        170,000        193,375
Argosy Gaming Co. company guaranty 10
3/4s, 2009                                     275,000        301,125        350,000        383,250        340,000        372,300
Argosy Gaming Co. sr. sub. notes 9s,
2011                                            20,000         21,750             --             --             --             --
Asbury Automotive Group, Inc. company
guaranty 9s, 2012                              210,000        210,000             --             --        150,000        150,000
Atrium Cos., Inc. company guaranty
Ser. B, 10 1/2s, 2009                          180,000        192,600             --             --         50,000         53,500
Autonation, Inc. company guaranty 9s,
2008                                           280,000        313,600        450,000        504,000        400,000        448,000
Beazer Homes USA, Inc.
company guaranty 8 5/8s, 2011                  200,000        215,500        298,000        321,095        286,000        308,165
Boyd Gaming Corp. sr. sub. notes 7
3/4s, 2012                                     230,000        237,475        350,000        361,375        325,000        335,563
Building Materials Corp. company
guaranty 8s, 2008                              155,000        155,000             --             --        110,000        110,000
CanWest Media, Inc. sr. sub.  notes 10
5/8s, 2011 (Canada)                            250,000        283,750        135,000        153,225        210,000        238,350
Cendant Corp. notes  6 1/4s, 2010                   --             --        525,000        571,637        375,000        408,312
Coinmach Corp. sr. notes  9s, 2010             270,000        287,550        390,000        415,350        380,000        404,700
Collins & Aikman Products company
guaranty  10 3/4s, 2011                        150,000        130,500        555,000        482,850        280,000        243,600
D.R. Horton, Inc. company guaranty 8s,
2009                                                --             --        360,000        393,300        280,000        305,900
D.R. Horton, Inc. sr. notes 6 7/8s,
2013                                                --             --         80,000         80,200         60,000         60,150
D.R. Horton, Inc. sr. notes 5 7/8s,
2013                                           619,000        572,575        500,000        462,500        740,000        684,500
DaimlerChrysler NA Holding Corp.
company guaranty 8s, 2010                           --             --        785,000        914,767        595,000        693,358
DaimlerChrysler NA Holding Corp.
company guaranty Ser. D, 3.4s, 2004                 --             --        360,000        365,866        235,000        238,829
Dana Corp. notes 9s, 2011                      565,000        618,675        805,000        881,475        440,000        481,800
Dana Corp. notes 7s, 2029                       10,000          9,000             --             --             --             --
Dayton Superior Corp. 144A sec. notes
10 3/4s, 2008                                  465,000        476,625             --             --        235,000        240,875
Delco Remy International, Inc. company
guaranty 11s, 2009                             250,000        227,500             --             --        120,000        109,200
Delco Remy International, Inc. company
guaranty 10 5/8s, 2006                          20,000         18,950             --             --         20,000         18,950
Deluxe Corp. notes 5s, 2012                         --             --        140,000        145,289         90,000         93,400
Dillards, Inc. notes 6.43s, 2004                    --             --        185,000        186,850        190,000        191,900
Dura Operating Corp. company guaranty
Ser. D, 9s, 2009                               320,000        297,600        460,000        427,800        465,000        432,450
Federated Department Stores,  Inc. sr.
notes 8 1/2s, 2010                                  --             --        275,000        345,296        175,000        219,734
FelCor Lodging LP company guaranty 9
1/2s, 2008 (R)                                 295,000        317,125        440,000        473,000        410,000        440,750
Ford Motor Co. debs.  9.98s, 2047                   --             --        425,000        473,236        350,000        389,724
Ford Motor Co. notes  7.45s, 2031                   --             --        230,000        212,114        185,000        170,614
Ford Motor Credit Corp. notes 7 7/8s,
2010                                                --             --        495,000        536,701        320,000        346,958
Ford Motor Credit Corp. notes 7 3/8s,
2009                                                --             --        375,000        399,714        305,000        325,100
Ford Motor Credit Corp. notes 6 1/2s,
2007                                                --             --        185,000        195,247        135,000        142,477
Galey & Lord, Inc. company guaranty 9
1/8s, 2008 (In default) (NON)                  370,000          2,775             --             --        180,000          1,350
Gap, Inc. (The) notes 6.9s, 2007               493,000        529,975        699,000        751,425        437,000        469,775
Garden State Newspapers, Inc. sr. sub.
notes 8 5/8s, 2011                              50,000         52,500             --             --         90,000         94,500
Garden State Newspapers, Inc. sr. sub.
notes Ser. B,  8 3/4s, 2009                     65,000         66,788        135,000        138,713         85,000         87,338
General Motors Acceptance  Corp. bonds
8s, 2031                                            --             --        330,000        338,969        225,000        231,116
Goodyear Tire & Rubber Co. (The) notes
7.857s, 2011                                   230,000        193,200        317,000        266,280        310,000        260,400
Harrah's Entertainment, Inc. company
guaranty 7 7/8s, 2005                               --             --        330,000        357,225        250,000        270,625
Herbst Gaming, Inc. sec. notes Ser. B,
10 3/4s, 2008                                  280,000        310,800        425,000        471,750        400,000        444,000
Hilton Hotels Corp. notes  8 1/4s,
2011                                                --             --        645,000        720,788        365,000        407,888
Hilton Hotels Corp. notes  7 5/8s,
2012                                           520,000        572,000        655,000        720,500        550,000        605,000
HMH Properties, Inc. company guaranty
Ser. B, 7 7/8s, 2008                           615,000        631,913        910,000        935,025        670,000        688,425
Hollinger Participation Trust 144A sr.
notes 12 1/8s, 2010 (Canada) (PIK)             230,377        259,174        323,332        363,749        110,494        124,306
Hollywood Park, Inc. company guaranty
Ser. B, 9 1/4s, 2007                           280,000        285,950        270,000        275,738        260,000        265,525
Horseshoe Gaming Holdings company
guaranty 8 5/8s, 2009                          320,000        341,600        415,000        443,013        450,000        480,375
Icon Health & Fitness company guaranty
11 1/4s, 2012                                  295,000        315,650        440,000        470,800        420,000        449,400
International Game Technology sr.
notes 8 3/8s, 2009                                  --             --        515,000        624,419        365,000        442,549
ITT Corp. notes 6 3/4s, 2005                        --             --        415,000        437,306             --             --
J. Crew Operating Corp. 144A sr. sub.
notes 10 3/8s, 2007                            280,000        284,200             --             --        135,000        137,025
JC Penney Co., Inc. debs.  7.95s, 2017              --             --        145,000        152,975        135,000        142,425
JC Penney Co., Inc. debs.  7.65s, 2016              --             --        520,000        543,400        400,000        418,000
JC Penney Co., Inc. notes  9s, 2012            440,000        497,200             --             --        320,000        361,600
JC Penney Co., Inc. notes  8s, 2010             80,000         87,800        720,000        790,200        160,000        175,600
John Q. Hammons Hotels LP/ John Q.
Hammons Hotels Finance Corp. III 1st
mtge. Ser. B, 8 7/8s, 2012                     410,000        442,800        615,000        664,200        580,000        626,400
Jostens, Inc. sr. sub. notes  12 3/4s,
2010                                           110,000        127,600        170,000        197,200        175,000        203,000
K. Hovnanian Enterprises, Inc. company
guaranty 10 1/2s, 2007                          80,000         92,400             --             --         50,000         57,750
K. Hovnanian Enterprises, Inc. company
guaranty 9 1/8s, 2009                          130,000        138,450        500,000        532,500        410,000        436,650
K. Hovnanian Enterprises, Inc. 144A
sr. sub. notes  7 3/4s, 2013                    70,000         72,100        115,000        118,450        110,000        113,300
KB Home sr. sub. notes  9 1/2s, 2011           130,000        142,513        225,000        246,656        195,000        213,769
KB Home sr. sub. notes  7 3/4s, 2010                --             --         80,000         84,400         60,000         63,300
Key3media Group, Inc. company guaranty
11 1/4s, 2011  (In default) (NON)              240,000          2,400             --             --        120,000          1,200
Lear Corp. company guaranty  Ser. B,
8.11s, 2009                                         --             --        583,000        670,450        476,000        547,400
Lear Corp. company guaranty Ser. B,
7.96s, 2005                                    770,000        827,750        800,000        860,000             --             --
Lear Corp. sr. notes 8 1/8s, 2008                   --             --  EUR   250,000        328,915  EUR   349,000        459,165
Levi Strauss & Co. sr. notes  12 1/4s,
2012                                           230,000        184,000       $350,000        280,000       $330,000        264,000
Majestic Investor Holdings/ Capital
Corp. company guaranty 11.653s, 2007           265,000        288,850        280,000        305,200        375,000        408,750
Mandalay Resort Group sr. notes 9
1/2s, 2008                                          --             --             --             --        230,000        263,925
Mandalay Resort Group sr. sub. notes
Ser. B, 10 1/4s, 2007                          395,000        454,250        415,000        477,250             --             --
Masco Corp. notes 6 3/4s, 2006                      --             --        305,000        337,357        215,000        237,809
MGM Mirage, Inc. company guaranty 8
1/2s, 2010                                          --             --        465,000        523,125        355,000        399,375
MGM Mirage, Inc. company guaranty 8
3/8s, 2011                                     585,000        643,500        946,000      1,040,600        831,000        914,100
Mohegan Tribal Gaming  Authority sr.
sub. notes  8 3/8s, 2011                            --             --        346,000        377,140             --             --
Mohegan Tribal Gaming  Authority 144A
sr. sub. notes  6 3/8s, 2009                   340,000        342,975        520,000        524,550        689,000        695,029
Nortek, Inc. sr. notes Ser. B, 8 7/8s,
2008                                           280,000        289,800        320,000        331,200        235,000        243,225
Nortek, Inc. sr. sub. notes  Ser. B, 9
7/8s, 2011                                      40,000         42,100             --             --         20,000         21,050
Nortek, Inc. 144A sr. notes  Ser. B, 9
1/8s, 2007                                     140,000        144,200             --             --         70,000         72,100
NVR, Inc. sr. notes 5s, 2010                        --             --        255,000        245,438        195,000        187,688
Owens Corning notes 7 1/2s, 2005 (In
default) (NON)                                 670,000        302,338      1,020,000        460,275        960,000        433,200
Park Place Entertainment Corp. sr.
sub. notes 9 3/8s, 2007                             --             --      1,110,000      1,226,550        855,000        944,775
Park Place Entertainment Corp. sr.
sub. notes 8 7/8s, 2008                        550,000        609,125        280,000        310,100             --             --
Penn National Gaming, Inc. company
guaranty Ser. B, 11 1/8s, 2008                 300,000        336,000             --             --        200,000        224,000
Penn National Gaming, Inc. sr. sub.
notes 8 7/8s, 2010                              50,000         53,813        540,000        581,175        290,000        312,113
PRIMEDIA, Inc. company guaranty 8
7/8s, 2011                                     370,000        383,875        600,000        622,500        300,000        311,250
PRIMEDIA, Inc. company guaranty 7
5/8s, 2008                                          --             --        425,000        418,625             --             --
PRIMEDIA, Inc. 144A sr. notes 8s, 2013         265,000        265,663             --             --        305,000        305,763
Pulte Homes, Inc. company guaranty 7
7/8s, 2011                                          --             --        495,000        585,621        365,000        431,822
Quebecor Media, Inc. sr. notes 11
1/8s, 2011 (Canada)                            340,000        386,750        520,000        591,500        485,000        551,688
RH Donnelley Finance Corp. I 144A sr.
notes 8 7/8s, 2010                             385,000        431,200        585,000        655,200        525,000        588,000
Russell Corp. company guaranty 9 1/4s,
2010                                           170,000        180,625        130,000        138,125        240,000        255,000
Ryland Group, Inc. sr. notes 9 3/4s,
2010                                           115,000        130,813        179,000        203,613        160,000        182,000
Ryland Group, Inc. sr. notes 5 3/8s,
2008                                                --             --        540,000        543,375        420,000        422,625
Saks, Inc. company guaranty 8 1/4s,
2008                                                --             --      1,098,000      1,202,310        941,000      1,030,395
Saks, Inc. company guaranty 7 1/2s,
2010                                           525,000        561,750             --             --             --             --
Samsonite Corp. sr. sub.  notes 10
3/4s, 2008                                     430,000        449,350        650,000        679,250        610,000        637,450
Schuler Homes, Inc. company guaranty 9
3/8s, 2009                                          --             --        468,000        522,990        109,000        121,808
Sealy Mattress Co. sr. sub. notes
Ser. B, 9 7/8s, 2007                           341,000        346,115        450,000        456,750        457,000        463,855
Sears Roebuck Acceptance FRN Ser. MTN,
3.137s, 2004                                        --             --        255,000        256,542        195,000        196,179
Sears Roebuck Acceptance FRN Ser. MTN,
3.03s, 2004                                         --             --        250,000        251,390        190,000        191,056
Sears Roebuck Acceptance Corp. bonds 7
1/2s, 2027                                          --             --        150,000        160,230        115,000        122,843
SPX Corp. sr. notes 6 1/4s, 2011                    --             --        355,000        352,338        275,000        272,938
Standard Pacific Corp. sr. notes 8
1/2s, 2007                                          --             --        125,000        128,438        140,000        143,850
Starwood Hotels & Resorts Worldwide,
Inc. company guaranty 7 7/8s, 2012             325,000        355,875        620,000        678,900        430,000        470,850
Starwood Hotels & Resorts Worldwide,
Inc. company guaranty 7 3/8s, 2007              70,000         75,075        240,000        257,400        455,000        487,988
Station Casinos, Inc. sr. notes 8
3/8s, 2008                                     305,000        327,875        460,000        494,500        420,000        451,500
Tenneco Automotive, Inc.  144A sec.
notes  10 1/4s, 2013                           510,000        553,350        745,000        808,325        430,000        466,550
Toll Corp. company guaranty 8 1/8s,
2009                                           220,000        231,000        745,000        782,250        780,000        819,000
Tommy Hilfiger USA, Inc. company
guaranty  6.85s, 2008                          140,000        139,300        150,000        149,250        110,000        109,450
Trump Atlantic City Associates company
guaranty  11 1/4s, 2006                        515,000        395,263        385,000        295,488        385,000        295,488
Trump Casino Holdings, LLC company
guaranty  11 5/8s, 2010                        280,000        250,250        425,000        379,844        405,000        361,969
TRW Automotive Inc. 144A sr. notes 9
3/8s, 2013                                     445,000        500,625        615,000        691,875        440,000        495,000
United Auto Group, Inc. company
guaranty  9 5/8s, 2012                         230,000        251,275        255,000        278,588        250,000        273,125
Venetian Casino Resort, LLC company
guaranty 11s, 2010                             325,000        370,500        495,000        564,300        465,000        530,100
Vertis, Inc. company guaranty  Ser. B,
10 7/8s, 2009                                  225,000        231,750         85,000         87,550        230,000        236,900
Visteon Corp. sr. notes  8 1/4s, 2010               --             --        195,000        207,867        150,000        159,898
Von Hoffman Press, Inc. company
guaranty 10 1/4s, 2009                          60,000         64,050        315,000        336,263        120,000        128,100
Von Hoffman Press, Inc. company
guaranty FRN 10 3/8s, 2007                      60,000         60,450             --             --         30,000         30,225
Von Hoffman Press, Inc. debs.  13s,
2009 (PIK)                                     168,116        157,609             --             --         39,972         37,474
WCI Communities, Inc. company guaranty
10 5/8s, 2011                                       --             --        490,000        536,550        260,000        284,700
WCI Communities, Inc. company guaranty
9 1/8s, 2012                                   230,000        246,100             --             --             --             --
William Carter Holdings Co. (The)
company guaranty  Ser. B, 10 7/8s,
2011                                           170,000        190,400        230,000        257,600        220,000        246,400
                                                         ------------                  ------------                  ------------
                                                           22,871,052                    45,061,234                    36,564,306

Consumer Staples                                                 1.2%                          1.8%                          3.3%
---------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp. sr.
notes 10 7/8s, 2010  (In default)
(NON)                                          530,000        371,000      1,140,000        798,000        360,000        252,000
Adelphia Communications Corp. sr.
notes Ser. B, 9 7/8s, 2007  (In
default) (NON)                                 345,000        240,638             --             --        615,000        428,963
Adelphia Communications Corp. sr.
notes Ser. B, 7 3/4s, 2009  (In
default) (NON)                                  70,000         49,000             --             --         30,000         21,000
AMC Entertainment, Inc. sr. sub. notes
9 1/2s, 2011                                        --             --             --             --        300,000        315,000
AMC Entertainment, Inc. sr. sub. notes
9 1/2s, 2009                                   355,000        367,869        555,000        575,119        233,000        241,446
AOL Time Warner, Inc. bonds 7 5/8s,
2031                                                --             --        160,000        181,868        355,000        403,520
AOL Time Warner, Inc. notes 5 5/8s,
2005                                                --             --        800,000        843,986        365,000        385,068
Archer Daniels Midland Co. notes
5.935s, 2032                                        --             --        300,000        308,765        570,000        586,653
Armkel, LLC/Armkel Finance sr. sub.
notes 9 1/2s, 2009                             195,000        214,988        285,000        314,213        260,000        286,650
AT&T Broadband Corp. company guaranty
8 3/8s, 2013                                        --             --        755,000        935,351      1,127,000      1,396,212
Aurora Foods, Inc. 144A sr. sub. notes
Ser. D, 9 7/8s, 2007 (In default)
(NON)                                          470,000        267,900        495,000        282,150        435,000        247,950
British Sky Broadcasting PLC company
guaranty 8.2s, 2009 (United Kingdom)           250,000        296,616             --             --             --             --
British Sky Broadcasting PLC company
guaranty 6 7/8s, 2009 (United Kingdom)         210,000        234,757      1,154,000      1,290,046        755,000        844,008
Cadbury Schweppes US Finance,  LLC
144A notes 3 7/8s, 2008                             --             --        415,000        419,187        340,000        343,431
Campbell Soup Co. notes  6 3/4s, 2011               --             --        420,000        486,200        535,000        619,326
Chancellor Media Corp.
company guaranty 8s, 2008                      280,000        319,200        455,000        518,700        385,000        438,900
Charter Communications Holdings,
LLC/Capital Corp. sr. disc. notes
stepped-coupon zero % (11 3/4s,
5/15/06), 2011 (STP)                           735,000        404,250             --             --             --             --
Charter Communications Holdings,
LLC/Capital Corp. sr. notes 11 1/8s,
2011                                           290,000        237,075        405,000        331,088        705,000        576,338
Charter Communications Holdings,
LLC/Capital Corp. sr. notes 8 5/8s,
2009                                           460,000        351,900      1,425,000      1,090,125        650,000        497,250
Cinemark USA, Inc. sr. sub.  notes
Ser. B, 8 1/2s, 2008                           295,000        306,063        315,000        326,813        290,000        300,875
Comcast Corp. company guaranty 5.85s,
2010                                                --             --        120,000        129,943         85,000         92,043
ConAgra, Inc. notes 7 7/8s, 2010                    --             --        375,000        459,626        275,000        337,059
ConAgra, Inc. notes 6s, 2006                        --             --        430,000        472,668        275,000        302,288
Constellation Brands, Inc. company
guaranty Ser. B,  8s, 2008                     170,000        184,450             --             --        240,000        260,400
Constellation Brands, Inc. sr. sub.
notes Ser. B, 8 1/8s, 2012                          --             --        270,000        290,250             --             --
Cox Communications, Inc. notes 7 3/4s,
2010                                                --             --        250,000        298,597        305,000        364,289
Cox Enterprises, Inc. 144A notes 8s,
2007                                                --             --        215,000        247,795        115,000        132,542
CSC Holdings, Inc. debs.  7 5/8s, 2018         185,000        177,600        690,000        662,400             --             --
CSC Holdings, Inc. debs.  Ser. B, 8
1/8s, 2009                                     615,000        633,450        580,000        597,400        725,000        746,750
CSC Holdings, Inc. sr. notes 7 7/8s,
2007                                                --             --        350,000        357,875        270,000        276,075
CVS Corp. 144A
pass-through certificates 6.117s, 2013              --             --        239,218        256,930        185,516        199,252
Dean Foods Co. sr. notes 8.15s, 2007           175,000        190,094        515,000        559,419        421,000        457,311
Del Monte Corp. company guaranty Ser.
B, 9 1/4s, 2011                                295,000        324,500        490,000        539,000        430,000        473,000
Delhaize America, Inc.
company guaranty 8 1/8s, 2011                  340,000        374,000        500,000        550,000        480,000        528,000
Diageo PLC company guaranty  8s, 2022
(United Kingdom)                                    --             --        890,000      1,124,077        560,000        707,284
DirecTV Holdings, LLC sr. notes 8
3/8s, 2013                                     340,000        383,350        540,000        608,850        350,000        394,625
Diva Systems Corp. sr. disc.  notes
Ser. B, 12 5/8s, 2008  (In default)
(NON)                                        1,829,000        146,320             --             --      1,123,000         89,840
Doane Pet Care Co. sr. sub.  debs. 9
3/4s, 2007                                     300,000        285,000        455,000        432,250        430,000        408,500
Dole Food Co. sr. notes  7 1/4s, 2009          129,000        137,385        258,000        274,770        360,000        383,400
Eagle Family Foods company guaranty
Ser. B, 8 3/4s, 2008                            80,000         52,800             --             --         40,000         26,400
Echostar DBS Corp. sr. notes  9 1/8s,
2009                                           852,000        963,825      1,202,000      1,359,763        900,000      1,018,125
Echostar DBS Corp. 144A sr. notes 5
3/4s, 2008                                          --             --        605,000        605,000        475,000        475,000
Elizabeth Arden, Inc. sec. notes Ser.
B, 11 3/4s, 2011                                90,000        102,600         85,000         96,900        140,000        159,600
Emmis Communications Corp. company
guaranty Ser. B, 8 1/8s, 2009                   90,000         93,825             --             --         50,000         52,125
Emmis Communications Corp. sr. disc.
notes stepped-coupon zero % (12 1/2s,
3/15/06), 2011 (STP)                                --             --         50,000         44,500         10,000          8,900
Fred Meyer, Inc. Holding Co. company
guaranty 7.45s, 2008                                --             --        345,000        399,934        160,000        185,477
French Fragrances, Inc. company
guaranty Ser. D, 10 3/8s, 2007                  15,000         15,600         41,000         42,640          8,000          8,320
Granite Broadcasting Corp. sr. sub.
notes 9 3/8s, 2005                             230,000        223,388        285,000        276,806        140,000        135,975
Granite Broadcasting Corp. sr. sub.
notes 8 7/8s, 2008                                  --             --             --             --        150,000        144,188
Hindustan Lever, Ltd. foreign deb. 9s,
2005                                            58,813          7,718             --             --             --             --
Hormel Foods Corp. notes 6 5/8s, 2011               --             --        480,000        552,113        310,000        356,573
Insight Midwest LP/Insight Capital,
Inc. sr. notes  10 1/2s, 2010                  160,000        167,200        250,000        261,250        440,000        459,800
Johnson (SC) & Son, Inc. 144A bonds 5
3/4s, 2033                                          --             --        365,000        357,872        260,000        254,922
Jones Intercable, Inc. sr. notes 8
7/8s, 2007                                          --             --        330,000        353,810        340,000        364,532
Knology, Inc. 144A sr. notes 12s, 2009
(PIK)                                           27,924         26,667             --             --         11,814         11,282
Kraft Foods, Inc. notes 5 5/8s, 2011                --             --      1,005,000      1,059,248        610,000        642,927
Kraft Foods, Inc. notes 4 5/8s, 2006                --             --        285,000        299,536        205,000        215,456
Land O'Lakes, Inc. sr. notes 8 3/4s,
2011                                           455,000        377,650        695,000        576,850        655,000        543,650
Liberty Media Corp. debs. 8 1/4s, 2030              --             --        370,000        428,343        280,000        324,152
LIN Television Corp. company guaranty
8s, 2008                                       120,000        129,000             --             --         90,000         96,750
Mediacom, LLC/Mediacom Capital Corp.
sr. notes  9 1/2s, 2013                        140,000        132,650             --             --         70,000         66,325
Miller Brewing Co. 144A notes 5 1/2s,
2013                                                --             --        305,000        302,896        235,000        233,379
Miller Brewing Co. 144A notes 4 1/4s,
2008                                                --             --        270,000        277,396        215,000        220,889
News America Holdings, Inc. debs.
7.7s, 2025                                          --             --        670,000        770,642        520,000        598,110
News America, Inc. company guaranty 4
3/4s, 2010                                          --             --             --             --         85,000         87,482
Pegasus Satellite sr. notes 12 3/8s,
2006                                           145,000        116,000        225,000        180,000        200,000        160,000
PepsiAmericas, Inc. notes  Ser. MTN, 3
7/8s, 2007                                          --             --        195,000        199,439        120,000        122,732
Playtex Products, Inc.
company guaranty 9 3/8s, 2011                  350,000        336,000        510,000        489,600        500,000        480,000
Premier International Foods PLC sr.
notes 12s, 2009 (United Kingdom)               165,000        180,675        220,000        240,900        210,000        229,950
Premier Parks, Inc. sr. notes 10s,
2007                                           460,000        451,950        190,000        186,675        230,000        225,975
Premium Standard Farms, Inc. sr. notes
9 1/4s, 2011                                   645,000        645,000        295,000        295,000        535,000        535,000
Quorum Broadcast Holdings,  LLC notes
stepped-coupon  zero % (15s, 5/15/06),
2009 (STP)                                   1,298,450        961,242             --             --        638,920        472,992
R.J. Reynolds Tobacco Holdings,  Inc.
company guaranty  6 1/2s, 2007                      --             --        150,000        141,000        115,000        108,100
Regal Cinemas, Inc. company guaranty
Ser. B, 9 3/8s, 2012                           350,000        393,750        380,000        427,500        350,000        393,750
Remington Arms Co., Inc. company
guaranty  10 1/2s, 2011                        235,000        240,875        350,000        358,750        345,000        353,625
Revlon Consumer Products sr. notes 9s,
2006                                           250,000        175,000        270,000        189,000        235,000        164,500
Rite Aid Corp. notes  7 1/8s, 2007                  --             --        270,000        273,375             --             --
Rite Aid Corp. 144A notes 6 1/8s, 2008         405,000        372,600        105,000         96,600             --             --
Rite Aid Corp. 144A sr. notes 9 1/4s,
2013                                           130,000        137,800        445,000        471,700        430,000        455,800
Rogers Cable Inc. sec. notes 6 1/4s,
2013 (Canada)                                       --             --        340,000        339,575        265,000        264,669
Rogers Cablesystems, Ltd. sr. notes
Ser. B, 10s, 2005 (Canada)                      70,000         75,075             --             --         40,000         42,900
Royal Caribbean Cruises, Ltd. sr.
notes 8 3/4s, 2011  (Liberia)                  250,000        272,500        340,000        370,600        240,000        261,600
Safeway, Inc. notes 7 1/2s, 2009                    --             --        260,000        305,024        170,000        199,439
Sbarro, Inc. company guaranty 11s,
2009                                           200,000        173,000        110,000         95,150        235,000        203,275
Scotts Co. (The) company guaranty 8
5/8s, 2009                                     215,000        226,825             --             --        150,000        158,250
Sinclair Broadcast Group, Inc. company
guaranty 8s, 2012                              260,000        274,300        390,000        411,450        365,000        385,075
Six Flags, Inc. sr. notes  8 7/8s,
2010                                           205,000        188,600        865,000        795,800        365,000        335,800
Stater Brothers Holdings sr. notes 10
3/4s, 2006                                     340,000        356,150             --             --        170,000        178,075
TCI Communications, Inc. debs. 7 7/8s,
2013                                                --             --        365,000        438,828        405,000        486,919
TeleWest Communications PLC debs. 11s,
2007 (United  Kingdom) (In default)
(NON)                                          700,000        341,250        485,000        236,438        580,000        282,750
Time Warner, Inc. debs.  9.15s, 2023                --             --        560,000        709,036        435,000        550,769
Time Warner, Inc. debs.  9 1/8s, 2013               --             --        790,000      1,003,862        590,000        749,720
Time Warner, Inc. notes  8.18s, 2007                --             --             --             --        210,000        243,986
Tyson Foods, Inc. notes  8 1/4s, 2011               --             --        445,000        532,214        285,000        340,856
Tyson Foods, Inc. notes  7 1/4s, 2006               --             --        140,000        155,931        150,000        167,069
Tyson Foods, Inc. notes  7s, 2018                   --             --        160,000        174,778        130,000        142,007
Tyson Foods, Inc. notes  6 5/8s, 2004               --             --        380,000        396,121        250,000        260,606
United Rentals (North  America), Inc.
company guaranty Ser. B, 10 3/4s, 2008         210,000        233,100         35,000         38,850             --             --
United Rentals, Inc. company guaranty
Ser. B, 8.8s, 2008                                  --             --        266,000        272,650        218,000        223,450
Viacom, Inc. company guaranty 7.7s,
2010                                                --             --        195,000        235,946        170,000        205,696
Vivendi Universal SA 144A notes 6
1/4s, 2008 (France)                            285,000        293,550        455,000        468,650        415,000        427,450
Vivendi Universal SA 144A sr.  notes 9
1/4s, 2010 (France)                            240,000        275,700        385,000        442,269        350,000        402,063
Walt Disney Co. notes  5 3/8s, 2007                 --             --        465,000        501,054        300,000        323,261
Williams Scotsman, Inc. company
guaranty 9 7/8s, 2007                          460,000        453,100        735,000        723,975        655,000        645,175
Young Broadcasting, Inc. company
guaranty 10s, 2011                             370,000        392,200        575,000        609,500        354,000        375,240
Yum! Brands, Inc. sr. notes   8 7/8s,
2011                                           140,000        163,100             --             --         50,000         58,250
Yum! Brands, Inc. sr. notes 7.65s,
2008                                           408,000        450,840      1,624,000      1,794,520        780,000        861,900
                                                         ------------                  ------------                  ------------
                                                           16,970,510                    39,230,720                    33,506,261

Energy                                                           0.4%                          0.9%                          1.4%
---------------------------------------------------------------------------------------------------------------------------------
Amerada Hess Corp. notes  5.9s, 2006                --             --        240,000        258,716        185,000        199,427
AmeriGas Partners LP/AmeriGas Eagle
Finance Corp. sr. notes 8 7/8s, 2011           240,000        257,400        201,000        215,573        369,000        395,753
Arch Western Finance, LLC 144A sr.
notes 6 3/4s, 2013                             160,000        164,800        595,000        612,850        505,000        520,150
Belden & Blake Corp. company guaranty
Ser. B, 9 7/8s, 2007                           240,000        226,800        345,000        326,025        345,000        326,025
Bluewater Finance, Ltd. company
guaranty 10 1/4s, 2012 (Cayman
Islands)                                       115,000        116,725        180,000        182,700        165,000        167,475
BRL Universal Equipment sec. notes 8
7/8s, 2008                                     275,000        292,875        520,000        553,800        236,000        251,340
Chesapeake Energy Corp. company
guaranty 9s, 2012                                   --             --        665,000        748,125        285,000        320,625
Chesapeake Energy Corp. company
guaranty 8 1/8s, 2011                          495,000        537,075         55,000         59,675        390,000        423,150
Comstock Resources, Inc. company
guaranty 11 1/4s, 2007                         195,000        211,575        110,000        119,350        220,000        238,700
Conoco Funding Co. company guaranty
6.35s, 2011                                         --             --      1,010,000      1,141,319        775,000        875,765
Devon Energy Corp. sr. notes 2 3/4s,
2006                                                --             --        170,000        170,962        135,000        135,764
Devon Financing Corp. ULC company
guaranty 7 7/8s, 2031                               --             --        205,000        250,990        145,000        177,530
Dresser, Inc. company guaranty 9 3/8s,
2011                                           205,000        214,738        275,000        288,063        275,000        288,063
El Paso Energy Partners LP company
guaranty Ser. B, 8 1/2s, 2011                  160,000        172,400        240,000        258,600        225,000        242,438
Encore Acquisition Co.
company guaranty 8 3/8s, 2012                   95,000         99,750         85,000         89,250        135,000        141,750
Forest Oil Corp. company guaranty 7
3/4s, 2014                                     165,000        170,363        265,000        273,613        240,000        247,800
Hanover Equipment Trust sec. notes
Ser. A, 8 1/2s, 2008                                --             --        325,000        334,750        330,000        339,900
Kerr-McGee Corp. company guaranty 5
3/8s, 2005                                          --             --        715,000        749,884        515,000        540,126
MidAmerican Energy Holdings  Co. sr.
notes 4 5/8s, 2007                                  --             --        920,000        962,943        590,000        617,539
Motiva Enterprises, LLC 144A sr. notes
5.2s, 2012                                          --             --        160,000        161,211        100,000        100,757
Newfield Exploration Co. sr. notes 7
5/8s, 2011                                     215,000        228,975        345,000        367,425        515,000        548,475
Nexen, Inc. notes 7 7/8s,
2032 (Canada)                                       --             --        430,000        519,923        335,000        405,056
Noble Affiliates, Inc. sr. notes 8s,
2027                                                --             --        330,000        385,335        250,000        291,920
Occidental Petroleum Corp. debs. 10
1/8s, 2009                                          --             --        390,000        513,252        250,000        329,008
Ocean Energy, Inc. company guaranty 7
1/4s, 2011                                          --             --        185,000        215,627        200,000        233,110
Parker Drilling Co. company guaranty
Ser. B, 10 1/8s, 2009                          190,000        193,800        285,000        290,700        250,000        255,000
Petro-Canada, Ltd. notes 4s, 2013
(Canada)                                            --             --        135,000        127,408        105,000         99,095
Pioneer Natural Resources Co. company
guaranty 9 5/8s, 2010                          550,000        684,750      1,345,000      1,674,525        805,000      1,002,225
Plains Exploration & Production Co.
company guaranty Ser. B, 8 3/4s, 2012          170,000        181,900         90,000         96,300        200,000        214,000
Pogo Producing Co. sr. sub.  notes
Ser. B, 8 1/4s, 2011                           240,000        261,000        430,000        467,625        195,000        212,063
Pride Petroleum Services, Inc. sr.
notes 9 3/8s, 2007                              61,000         62,830         89,000         91,670         73,000         75,190
Seven Seas Petroleum, Inc. sr. notes
Ser. B, 12 1/2s, 2005 (In default)
(NON)                                               --             --             --             --         60,000          6,600
Star Gas Partners LP/Star Gas Finance
Co. sr. notes  10 1/4s, 2013                   215,000        228,975        330,000        351,450        310,000        330,150
Swift Energy Co. sr. sub. notes 9
3/8s, 2012                                     220,000        236,500        330,000        354,750        315,000        338,625
Tesoro Petroleum Corp. sec. notes 8s,
2008                                           100,000        102,500        160,000        164,000        150,000        153,750
Transocean Sedco Forex, Inc. notes 6
5/8s, 2011                                          --             --        560,000        628,839         45,000         50,532
Union Oil Co. of California company
guaranty 7.35s, 2009                                --             --         80,000         93,529         50,000         58,455
Union Oil Co. of California company
guaranty 5.05s, 2012                                --             --        850,000        866,413        550,000        560,620
Vintage Petroleum, Inc. sr. notes 8
1/4s, 2012                                     145,000        155,875      1,085,000      1,166,375        920,000        989,000
Vintage Petroleum, Inc. sr. sub. notes
9 3/4s, 2009                                   264,000        281,160             --             --             --             --
Western Oil Sands, Inc. sec. notes 8
3/8s, 2012 (Canada)                                 --             --        280,000        315,000        285,000        320,625
Westport Resources Corp. company
guaranty 8 1/4s, 2011                               --             --        684,000        747,270        324,000        353,970
XTO Energy, Inc. sr. notes 7 1/2s,
2012                                           209,000        231,468        784,000        868,280        634,000        702,155
XTO Energy, Inc. sr. notes 6 1/4s,
2013                                           265,000        274,275        420,000        434,700        390,000        403,650
                                                         ------------                  ------------                  ------------
                                                            5,588,509                    18,498,795                    14,483,351

Financial                                                        1.4%                          3.9%                          6.3%
---------------------------------------------------------------------------------------------------------------------------------
Advanta Corp. 144A company guaranty
Ser. B, 8.99s, 2026                                 --             --        100,000         65,000         85,000         55,250
Allfirst Financial Inc. sub. notes
7.2s, 2007                                          --             --        235,000        265,671        180,000        203,493
American Express Co. notes 4 7/8s,
2013                                                --             --        190,000        194,171        145,000        148,183
American General Corp. notes 7 1/2s,
2010                                                --             --        995,000      1,209,227        775,000        941,861
Archstone-Smith Operating Trust notes
5s, 2007 (R)                                        --             --        985,000      1,042,179        625,000        661,281
ASIF Global Financing 144A notes
3.85s, 2007                                         --             --        215,000        221,121        150,000        154,270
Associates Corp. NA sr. notes Ser. 8,
7 3/8s, 2007                                        --             --        690,000        790,740        460,000        527,160
AXA Financial, Inc. sr. notes 7 3/4s,
2010                                                --             --        290,000        347,319        220,000        263,483
Bank of America Corp. sub. notes 7.4s,
2011                                                --             --      1,070,000      1,271,032        880,000      1,045,334
Bank of New York Co., Inc. (The)  sr.
sub. notes FRN 3.4s, 2013                           --             --        110,000        109,450         75,000         74,625
Bank One Corp. sub. debs.  8s, 2027                 --             --        490,000        620,393        380,000        481,121
Bank One Corp. sub. notes  7.6s, 2007               --             --        465,000        534,558        325,000        373,616
Bank United Corp. sub. notes  8 7/8s,
2007                                                --             --      1,010,000      1,193,188        820,000        968,727
Barclays Bank PLC 144A FRN 6.86s, 2049
(United Kingdom)                                    --             --        500,000        552,871        385,000        425,711
Bear Stearns Cos., Inc. (The) notes
3s, 2006                                            --             --         55,000         56,266         65,000         66,496
Bear Stearns Cos., Inc. (The) sr.
notes 7 1/4s, 2006                                  --             --        435,000        495,938        285,000        324,925
Capital One Bank notes  6 1/2s, 2013                --             --        220,000        225,168        170,000        173,993
Capital One Bank notes  Ser. BKNT, 4
7/8s, 2008                                          --             --        110,000        113,941         85,000         88,045
Capital One Bank sr. notes  Ser. BKNT,
6.7s, 2008                                          --             --        255,000        281,869        195,000        215,547
Capital One Financial Corp. notes 7
1/4s, 2006                                          --             --        150,000        161,590        310,000        333,953
CenterPoint Properties Trust notes
Ser. MTN, 4 3/4s, 2010                              --             --        145,000        145,801        115,000        115,635
Chevy Chase Savings Bank, Inc. sub.
debs. 9 1/4s, 2008                             330,000        336,600             --             --             --             --
Chevy Chase Savings Bank, Inc. sub.
debs. 9 1/4s, 2005                             100,000        100,500             --             --        300,000        301,500
CIT Group, Inc. sr. notes  Ser. MTN, 6
7/8s, 2009                                          --             --        450,000        514,697        305,000        348,850
CIT Group, Inc. sr. notes  5 1/2s,
2007                                                --             --        285,000        309,091        185,000        200,638
CIT Group, Inc. sr. sub. notes  4
1/8s, 2006                                          --             --        775,000        806,140        625,000        650,113
Citigroup, Inc. debs. 6 5/8s, 2028                  --             --        910,000      1,003,246        695,000        766,215
Citigroup, Inc. notes 6 1/2s, 2011                  --             --      1,055,000      1,205,513        875,000        999,833
Citigroup, Inc. sub. notes  7 1/4s,
2010                                                --             --         10,000         11,845         45,000         53,302
Conseco, Inc. 144A notes  zero %, 2009
(In default) (NON)                             490,000              1             --             --        400,000              1
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027                        --             --        230,000        268,503        180,000        210,133
Countrywide Home Loans, Inc. company
guaranty 6.85s, 2004                                --             --        870,000        902,636        555,000        575,820
Countrywide Home Loans, Inc. company
guaranty Ser. K, 5 5/8s, 2007                       --             --        990,000      1,074,050        630,000        683,486
Credit Suisse First Boston USA, Inc.
notes 5 1/2s, 2013                                  --             --        230,000        239,560        180,000        187,482
Crescent Real Estate Equities LP sr.
notes 9 1/4s, 2009 (R)                         145,000        155,875        226,000        242,950        209,000        224,675
Developers Diversified  Realty Corp.
144A notes  4 5/8s, 2010                            --             --        295,000        289,922        230,000        226,041
EOP Operating LP sr. notes  7s, 2011                --             --        645,000        736,498        510,000        582,347
Executive Risk Capital Trust company
guaranty Class B, 8.675s, 2027                      --             --        430,000        488,459        300,000        340,785
Fannie Mae notes 7 1/4s, 2010               13,336,000     16,026,657      9,669,000     11,619,808     21,516,000     25,857,047
Finova Group, Inc. notes  7 1/2s, 2009         865,000        428,175      1,190,000        589,050        775,000        383,625
First Chicago NBD Corp. sub. notes 6
3/8s, 2009                                          --             --        565,000        650,004        470,000        540,711
First Union National Bank sub. notes
7.8s, 2010                                          --             --        750,000        916,949        610,000        745,785
FleetBoston Financial Corp. notes 7
1/4s, 2005                                          --             --         95,000        104,882         75,000         82,801
Franchise Finance Corp. of  America
sr. notes  8 3/4s, 2010 (R)                         --             --        665,000        851,095        465,000        595,127
Fund American Cos. Inc. notes 5 7/8s,
2013                                                --             --        300,000        303,089        230,000        232,368
General Electric Capital Corp. company
guaranty  7 7/8s, 2006                              --             --        585,000        679,913        380,000        441,653
General Electric Capital Corp. notes
Ser. A, 6 3/4s, 2032                                --             --        150,000        169,277        105,000        118,494
General Electric Capital Corp. notes
Ser. A, 6s, 2012                                    --             --      1,115,000      1,221,945        885,000        969,885
General Electric Capital Corp. notes
Ser. A, 3.667s, 2006                                --             --        380,000        384,042        245,000        247,606
General Electric Capital Corp. notes
Ser. MTN,  3 1/4s, 2009                             --             --        295,000        288,722        240,000        234,893
General Electric Capital Corp. notes
Ser. MTNA,  6 1/8s, 2011                            --             --             --             --        220,000        244,239
Goldman Sachs Group, Inc. (The) notes
6.65s, 2009                                         --             --        450,000        514,567        350,000        400,219
Goldman Sachs Group, Inc. (The) notes
6 1/8s, 2033                                        --             --        415,000        423,984        290,000        296,278
Goldman Sachs Group, Inc. (The) notes
4 3/4s, 2013                                        --             --             --             --         45,000         44,569
Hartford Financial Services Group,
Inc. (The) 144A notes 4 5/8s, 2013                  --             --        165,000        161,830        130,000        127,502
Hartford Life, Inc. sr. notes 7 3/8s,
2031                                                --             --        330,000        387,146        260,000        305,024
Heller Financial, Inc. notes 8s, 2005               --             --        355,000        391,873        250,000        275,967
Heller Financial, Inc. notes 7 3/8s,
2009                                                --             --         70,000         83,627         40,000         47,787
Hospitality Properties Trust notes 6
3/4s, 2013 (R)                                      --             --        390,000        406,814        295,000        307,718
Household Finance Corp. notes 7s, 2012              --             --      1,600,000      1,846,082      1,285,000      1,482,634
HRPT Properties Trust sr. notes 6.7s,
2005                                                --             --         80,000         84,363         65,000         68,545
HSBC Capital Funding LP 144A  bank
guaranty FRB 4.61s,  2049 (Jersey)                  --             --        350,000        332,612        275,000        261,338
HSBC Capital Funding LP 144A bank
guaranty FRN 9.547s,  2049 (Jersey)                 --             --        530,000        679,017        410,000        525,278
HSBC Holdings PLC sub. notes Ser. (a),
5 1/4s, 2012 (United Kingdom)                       --             --             --             --        320,000        332,186
ING Capital Funding Trust III company
guaranty FRB  8.439s, 2010                          --             --        340,000        415,358        260,000        317,627
International Lease Finance  Corp.
notes 4.35s, 2008                                   --             --        350,000        360,639        275,000        283,359
iStar Financial, Inc. sr. notes 8
3/4s, 2008 (R)                                 361,000        403,418        466,000        520,755        349,000        390,008
iStar Financial, Inc. sr. notes  7s,
2008 (R)                                        30,000         32,100        460,000        492,200        235,000        251,450
John Hancock Financial Services, Inc.
sr. notes  5 5/8s, 2008                             --             --        385,000        422,838        275,000        302,027
John Hancock Global Funding II 144A
notes 7.9s, 2010                                    --             --        135,000        163,683        125,000        151,559
JPMorgan Chase & Co. notes 5.35s, 2007              --             --      1,605,000      1,738,034      1,020,000      1,104,545
JPMorgan Chase & Co. sub. notes 5
3/4s, 2013                                          --             --        320,000        341,776        375,000        400,519
JPMorgan HY disc. notes  9s, 2008            1,177,778      1,195,444     20,002,593     20,302,631             --             --
Kimco Realty Corp.notes  Ser. MTNC,
5.19s, 2013                                         --             --        275,000        281,482        230,000        235,421
Lehman Brothers Holdings, Inc. notes 7
3/4s, 2005                                          --             --        445,000        482,762        290,000        314,609
Lehman Brothers Holdings, Inc. notes 6
5/8s, 2006                                          --             --      1,605,000      1,763,553      1,040,000      1,142,738
Lehman Brothers Holdings, Inc. notes
Ser. F, 7 1/2s, 2006                                --             --        255,000        291,584        180,000        205,824
Liberty Mutual Insurance 144A notes
7.697s, 2097                                        --             --        185,000        137,838        140,000        104,310
Mercantile Bancorp. sub. notes 7.3s,
2007                                                --             --        949,000      1,102,375        620,000        720,203
Merrill Lynch & Co., Inc. notes Ser.
B, 7.08s, 2005                                      --             --        985,000      1,079,402        645,000        706,817
Merrill Lynch & Co., Inc. notes Ser.
B, 4 3/4s, 2009                                     --             --         65,000         67,541         95,000         98,714
Metlife, Inc. debs. 3.911s, 2005                    --             --        315,000        326,547        220,000        228,065
Morgan Stanley Tracers notes 4 1/4s,
2010                                                --             --        300,000        302,868        230,000        232,199
National City Bank sub. notes  Ser.
BKNT, 6 1/4s, 2011                                  --             --      1,175,000      1,334,388        775,000        880,128
National Westminster Bank sub. notes 7
3/8s, 2009 (United Kingdom)                         --             --        830,000        985,193        610,000        724,058
NationsBank Corp. sub. notes 6 1/2s,
2006                                                --             --        545,000        599,436        390,000        428,954
Nationwide Credit, Inc. sr. notes Ser.
A, 10 1/4s, 2008 (In default) (NON)            405,000              4             --             --         98,000              1
Nationwide Financial Services,  Inc.
notes 5 5/8s, 2015                                  --             --        125,000        130,174        425,000        442,592
Nationwide Mutual Insurance  Co. 144A
notes 8 1/4s, 2031                                  --             --        210,000        250,348             --             --
Nordea Bank Finland PLC sub.  notes 6
1/2s, 2009 (Finland)                                --             --        515,000        584,705        400,000        454,140
Ocwen Financial Corp. notes 11 7/8s,
2003                                            74,000         74,000             --             --         41,000         41,000
Principal Life Global Funding I  144A
sec. notes 5 1/4s, 2013                             --             --        405,000        419,107        285,000        294,927
Protective Life Corp. notes 4.3s, 2013              --             --        200,000        193,175        155,000        149,710
Prudential Insurance Co. 144A notes
8.3s, 2025                                          --             --        380,000        469,942        235,000        290,622
Royal Bank of Scotland Group PLC FRB
7.648s, 2031 (United Kingdom)                       --             --         95,000        114,808        185,000        223,574
Sovereign Bancorp, Inc. sr. notes 10
1/2s, 2006                                     268,000        319,015        860,000      1,023,704        704,000        838,009
Sovereign Bank sub. notes 5 1/8s, 2013              --             --        175,000        174,800        125,000        124,857
St. Paul Co., Inc. (The) sr. notes 5
3/4s, 2007                                          --             --        845,000        907,414        530,000        569,147
State Street Capital Trust II FRN
1.63s, 2008                                         --             --        390,000        390,098        255,000        255,064
Suncorp-Metway, Ltd. 144A  FRN 3 1/2s,
2013 (Australia)                                    --             --        290,000        290,406        225,000        225,315
Travelers Property Casualty  Corp. sr.
notes 3 3/4s, 2008                                  --             --        150,000        152,646        105,000        106,852
UBS AG/Jersey Branch FRN 4.14s, 2008
(United Kingdom)                                    --             --        685,000        685,000        530,000        530,000
USF&G Capital I 144A company guaranty
8 1/2s, 2045                                        --             --        450,000        542,156        350,000        421,677
Washington Mutual, Inc. sr. notes 5
5/8s, 2007                                          --             --        865,000        940,194        400,000        434,772
Wells Fargo Financial, Inc. notes 6
1/8s, 2006                                          --             --        165,000        179,737        105,000        114,378
Western Financial Bank sub. debs. 9
5/8s, 2012                                     260,000        281,450        550,000        595,375        395,000        427,588
Westpac Capital Trust III 144A sub.
notes FRN 5.819s, 2013                              --             --        295,000        305,829        230,000        238,443
XL Capital Europe PLC company guaranty
6 1/2s, 2012 (United Kingdom)                       --             --        140,000        155,659        105,000        116,744
                                                         ------------                  ------------                  ------------
                                                           19,353,239                    83,099,454                    64,685,755

Health Care                                                      0.5%                          0.5%                          0.9%
---------------------------------------------------------------------------------------------------------------------------------
Alderwoods Group, Inc.
company guaranty 12 1/4s, 2009                 380,000        420,850        555,000        614,663        540,000        598,050
Alliance Imaging, Inc. sr. sub.  notes
10 3/8s, 2011                                  323,000        335,920        495,000        514,800        464,000        482,560
American Home Products Corp. notes
6.7s, 2011                                          --             --        720,000        822,756        470,000        537,077
American Home Products Corp. notes
7.9s, 2005                                          --             --        105,000        113,595         70,000         75,730
AmerisourceBergen Corp. sr. notes 8
1/8s, 2008                                     310,000        333,250        805,000        865,375        670,000        720,250
Bayer Corp. 144A FRB  6.2s, 2008                    --             --        220,000        243,005        160,000        176,731
Beverly Enterprises, Inc. sr. notes 9
5/8s, 2009                                     250,000        265,625             --             --        170,000        180,625
Biovail Corp. sr. sub. notes  7 7/8s,
2010 (Canada)                                  260,000        267,800        398,000        409,940        349,000        359,470
Extendicare Health Services,  Inc.
company guaranty  9 1/2s, 2010                 240,000        260,400             --             --        170,000        184,450
Hanger Orthopedic Group,  Inc. company
guaranty  10 3/8s, 2009                        260,000        290,550        390,000        435,825        370,000        413,475
HCA, Inc. notes 6 1/4s, 2013                        --             --        505,000        512,096        390,000        395,480
HCA, Inc. sr. notes 7 7/8s, 2011               196,000        218,813      1,060,000      1,183,374        485,000        541,450
Healthsouth Corp. sr. notes  8 1/2s,
2008                                           133,000        117,040        230,000        202,400        205,000        180,400
Healthsouth Corp. sr. notes 7s, 2008           348,000        299,280        605,000        520,300        530,000        455,800
Integrated Health Services, Inc. sr.
sub. notes Ser. A, 9 1/2s, 2007 (In
default) (NON)                                 810,000         17,213             --             --        220,000          4,675
Integrated Health Services, Inc. sr.
sub. notes Ser. A, 9 1/4s, 2008 (In
default) (NON)                                 250,000          5,625             --             --         60,000          1,350
Magellan Health Services, Inc. sr.
sub. notes 9s, 2008  (In default)
(NON)                                        1,030,000        571,650      1,575,000        874,125        530,000        294,150
Manor Care, Inc. company guaranty 8s,
2008                                                --             --        285,000        321,634        205,000        231,351
Mediq, Inc. debs. zero %, 2009 (In
default) (NON)                                 410,000             41             --             --        100,000             10
MedQuest, Inc. company guaranty Ser.
B, 11 7/8s, 2012                               164,000        173,840        100,000        106,000        203,000        215,180
Multicare Companies, Inc. sr. sub.
notes 9s, 2007  (In default) (NON)           1,410,000         21,150             --             --        330,000          4,950
Omnicare, Inc. sr. sub. notes  6 1/8s,
2013                                           380,000        371,450        445,000        434,988        610,000        596,275
Owens & Minor, Inc. company guaranty 8
1/2s, 2011                                     340,000        373,150             --             --        170,000        186,575
PacifiCare Health Systems, Inc.
company guaranty  10 3/4s, 2009                385,000        443,713        575,000        662,688        550,000        633,875
Service Corp. International notes 6s,
2005                                           290,000        291,450        945,000        949,725        820,000        824,100
Stewart Enterprises, Inc. notes 10
3/4s, 2008                                     215,000        239,725        210,000        234,150        230,000        256,450
Tenet Healthcare Corp. sr. notes 5
3/8s, 2006                                     450,000        441,000             --             --             --             --
Triad Hospitals Holdings  company
guaranty Ser. B,  11s, 2009                    540,000        594,000        820,000        902,000        365,000        401,500
Triad Hospitals, Inc. company guaranty
Ser. B, 8 3/4s, 2009                                --             --             --             --         60,000         65,250
Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012                              355,000        394,050        460,000        510,600        435,000        482,850
Ventas Realty LP/Capital Corp. company
guaranty 8 3/4s, 2009                               --             --         65,000         70,850         85,000         92,650
                                                         ------------                  ------------                  ------------
                                                            6,747,585                    11,504,889                     9,592,739

Technology                                                       0.2%                          0.3%                          0.6%
---------------------------------------------------------------------------------------------------------------------------------
Amkor Technologies, Inc. structured
notes 12.58s, 2005 (issued by STEERS
Credit Linked Trust 2000)                      270,000        283,500             --             --        140,000        147,000
Arrow Electronics, Inc. notes 6 7/8s,
2013                                                --             --        330,000        333,018        255,000        257,332
Avaya, Inc. sec. sr. notes  11 1/8s,
2009                                                --             --        240,000        277,800        250,000        289,375
Computer Associates International,
Inc. sr. notes Ser. B, 6 3/8s, 2005                 --             --        160,000        168,800        125,000        131,875
Electronic Data Systems Corp. 144A
notes 6s, 2013                                      --             --        325,000        313,417        250,000        241,090
Fiserv, Inc. notes 4s, 2008                         --             --        170,000        171,967        125,000        126,446
Hewlett-Packard Co. notes 5 1/2s, 2007              --             --        125,000        136,140         80,000         87,130
IBM Canada Credit 144A  company
guaranty 3 3/4s,  2007 (Canada)                     --             --        975,000        992,404        640,000        651,424
Iron Mountain, Inc. company guaranty 8
5/8s, 2013                                      15,000         15,938             --             --        340,000        361,250
Iron Mountain, Inc. company guaranty 8
1/8s,  2008 (Canada)                           114,000        118,275             --             --         56,000         58,100
Iron Mountain, Inc. sr. sub. notes 8
1/4s, 2011                                     215,000        223,600        485,000        504,400         40,000         41,600
Jabil Circuit, Inc. sr. notes 5 7/8s,
2010                                                --             --         65,000         67,509         50,000         51,930
Lucent Technologies, Inc. debs. 6.45s,
2029                                           620,000        427,800        990,000        683,100        890,000        614,100
Motorola, Inc. notes  7 5/8s, 2010                  --             --         90,000        102,600         70,000         79,800
Motorola, Inc. notes  6 3/4s, 2006                  --             --        100,000        108,125         75,000         81,094
Nortel Networks Corp. notes 6 1/8s,
2006 (Canada)                                  440,000        442,200        630,000        633,150        580,000        582,900
ON Semiconductor Corp.  company
guaranty 13s, 2008                             335,000        381,900        505,000        575,700        230,000        262,200
SCG Holding & Semiconductor  Corp.
company guaranty  12s, 2009                    125,000        130,313        185,000        192,863        150,000        156,375
Science Applications  International
Corp. 144A bonds 5 1/2s, 2033                       --             --        335,000        300,487        260,000        233,214
Seagate Technology Hdd  Holdings
company guaranty  8s, 2009 (Cayman
Islands)                                       200,000        220,000        305,000        335,500        285,000        313,500
Unisys Corp. sr. notes  8 1/8s, 2006           145,000        157,325        222,000        240,870        208,000        225,680
Xerox Corp. company guaranty 9 3/4s,
2009                                           190,000        210,900             --             --             --             --
Xerox Corp. sr. notes  7 1/8s, 2010            520,000        518,050        810,000        806,963        680,000        677,450
Xerox Credit Corp. sr. notes 6.1s,
2003                                                --             --        220,000        221,100             --             --
                                                         ------------                  ------------                  ------------
                                                            3,129,801                     7,165,913                     5,670,865

Transportation                                                   0.2%                          0.3%                          0.6%
---------------------------------------------------------------------------------------------------------------------------------
Air2 US 144A sinking fund Ser. D,
12.266s, 2020 (In default) (NON)               192,819          5,785        530,253         15,908        433,843         13,015
Airbus Industries 144A sinking fund
8.027s, 2020                                        --             --        145,657        112,156         95,717         73,702
Calair, LLC/Calair Capital  Corp.
company guaranty  8 1/8s, 2008                 750,000        637,500        610,000        518,500        970,000        824,500
Continental Airlines,
Inc. pass-through certificates Ser.
97-4A, 6.9s, 2018                                   --             --         75,841         71,291         63,201         59,409
Continental Airlines,
Inc. pass-through certificates Ser.
98-1A, 6.648s, 2017                                 --             --        654,463        615,195        520,103        488,897
CSX Corp. notes 6 1/4s, 2008                        --             --        590,000        660,472        380,000        425,389
CSX Corp. notes 4 7/8s, 2009                        --             --        230,000        238,766        150,000        155,717
Delta Air Lines, Inc. notes 7.9s, 2009              --             --        630,000        466,200        500,000        370,000
Delta Air Lines, Inc. pass-through
certificates Ser. 00-1, 7.779s, 2005           250,000        206,524             --             --        130,000        107,393
Kansas City Southern Railway Co.
company guaranty 9 1/2s, 2008                  295,000        325,238        465,000        512,663        405,000        446,513
Kansas City Southern Railway Co.
company guaranty 7 1/2s, 2009                   55,000         57,063         85,000         88,188         80,000         83,000
Navistar International Corp. company
guaranty Ser. B, 9 3/8s, 2006                   70,000         75,950             --             --             --             --
Navistar International Corp. sr. notes
Ser. B, 8s, 2008                               250,000        255,000        490,000        499,800        435,000        443,700
Norfolk Southern Corp. notes 7.35s,
2007                                                --             --        495,000        566,012        320,000        365,907
Norfolk Southern Corp. sr. notes 7
1/4s, 2031                                          --             --        330,000        381,933        240,000        277,769
Norfolk Southern Corp. sr. notes 6
3/4s, 2011                                          --             --        400,000        458,597        445,000        510,189
Northwest Airlines Corp. pass-through
certificates Ser. 99-2A, 7.575s, 2019               --             --        110,334        111,564         83,854         84,789
Northwest Airlines, Inc. company
guaranty 8.52s, 2004                                --             --        710,000        685,150        140,000        135,100
Northwest Airlines, Inc. company
guaranty 7 5/8s, 2005                               --             --             --             --        170,000        149,175
Northwest Airlines, Inc. sr. notes 9
7/8s, 2007                                     780,000        596,700             --             --        370,000        283,050
Travel Centers of America, Inc.
 company guaranty  12 3/4s, 2009               130,000        148,200             --             --         60,000         68,400
Union Pacific Corp. notes 7 3/8s, 2009              --             --        801,000        944,344        615,000        725,058
United AirLines, Inc. debs. 9
1/8s, 2012 (In default) (NON)                  580,000         54,375        815,000         76,406        770,000         72,188
US Air, Inc. pass-through certificates
Ser. 93-A2, 9 5/8s, 2004 (In default)
(NON)                                           94,506         33,077             --             --             --             --
US Air, Inc. pass-through certificates
Ser. 93-A3, 10 3/8s, 2013 (In default)
(NON)                                          434,728        152,155        283,518         99,231        500,882        175,309
                                                         ------------                  ------------                  ------------
                                                            2,547,567                     7,122,376                     6,338,169

Utilities & Power                                                0.5%                          1.4%                          2.5%
---------------------------------------------------------------------------------------------------------------------------------
AEP Texas Central Co. sr. notes Ser.
D, 5 1/2s, 2013                                     --             --        125,000        129,243         90,000         93,055
AES Corp. (The) 144A sec. notes 8
3/4s, 2013                                     540,000        567,000        740,000        777,000        520,000        546,000
Alabama Power Co. sr. notes Ser. S, 5
7/8s, 2022                                          --             --        195,000        198,081        125,000        126,975
Allegheny Energy Supply 144A bonds 8
1/4s, 2012                                     225,000        198,000        340,000        299,200        315,000        277,200
Allegheny Energy, Inc. notes 7 3/4s,
2005                                            85,000         85,425        130,000        130,650        125,000        125,625
American Electric Power Co.,  Inc.
notes Ser. A,  6 1/8s, 2006                         --             --         75,000         81,190         55,000         59,539
American Electric Power Co.,  Inc. sr.
notes Ser. C,  5 3/8s, 2010                         --             --        105,000        110,282         75,000         78,773
Appalachian Power Co. notes 3.6s, 2008              --             --         75,000         74,721         70,000         69,740
Arizona Public Service Co. sr. notes 6
3/4s, 2006                                          --             --             --             --      1,105,000      1,238,108
Avista Corp. sr. notes  9 3/4s, 2008           150,000        174,750        211,000        245,815        213,000        248,145
Calpine Corp. sr. notes 8 1/2s, 2011           150,000        105,750             --             --             --             --
Calpine Corp. sr. notes 7 7/8s, 2008           225,000        158,625        440,000        310,200        760,000        535,800
Calpine Corp. 144A sec. notes 8 1/2s,
2010                                           685,000        630,200      1,085,000        998,200        350,000        322,000
Carolina Power & Light Co.  1st mtge.
6 1/8s, 2033                                        --             --         10,000         10,329         55,000         56,812
CenterPoint Energy Houston Electric,
LLC 144A general ref. mtge. 5 3/4s,
2014                                                --             --        180,000        189,293        145,000        152,486
CenterPoint Energy Resources  Corp.
debs. 8.9s, 2006                                    --             --         90,000        101,725         70,000         79,119
CenterPoint Energy Resources  Corp.
notes 7 3/4s, 2011                                  --             --        240,000        270,532        185,000        208,535
CenterPoint Energy Resources  Corp.
144A notes 7 7/8s, 2013                        245,000        275,241        385,000        432,521        355,000        398,818
CenterPoint Energy, Inc. 144A notes 7
1/4s, 2010                                          --             --        165,000        172,747        130,000        136,104
Cleveland Electric Illuminating  Co.
(The) 1st mtge. Ser. B,   1/2s, 2005                --             --             --             --        150,000        150,884
CMS Energy Corp.
pass-through certificates 7s, 2005             360,000        357,300             --             --             --             --
CMS Energy Corp. sr. notes 8.9s, 2008               --             --             --             --         60,000         62,100
CMS Energy Corp. sr. notes 7 5/8s,
2004                                                --             --        120,000        121,800             --             --
CMS Energy Corp. sr. notes Ser. B, 6
3/4s, 2004                                          --             --             --             --         32,000         32,000
Conectiv, Inc. notes Ser. B, 5.3s,
2005                                                --             --      1,200,000      1,254,625        760,000        794,596
Consolidated Edison Co. of New York
debs. Ser. B, 7.15s, 2009                           --             --        120,000        141,638         80,000         94,425
Consolidated Natural Gas Co. sr. notes
5 3/8s, 2006                                        --             --             --             --        600,000        647,604
Constellation Energy Group, Inc. notes
7.6s, 2032                                          --             --        365,000        427,998        285,000        334,190
Constellation Energy Group, Inc.
 notes 7s, 2012                                     --             --        235,000        267,904        185,000        210,903
Constellation Energy Group, Inc.  sr.
notes 6 1/8s, 2009                                  --             --        215,000        237,858        165,000        182,542
Consumers Energy Co. 1st mtge.,  6
1/4s, 2006                                          --             --        130,000        142,110        110,000        120,247
Consumers Energy Co. 144A  1st mtge. 4
1/4s, 2008                                          --             --        270,000        273,665        210,000        212,851
Dayton Power & Light Co. (The) 144A
1st mtge. 5 1/8s, 2013                              --             --        155,000        156,590        160,000        161,641
Dominion Resources, Inc. notes 5 1/8s,
2009                                                --             --        595,000        622,144        400,000        418,248
DPL, Inc. sr. notes 8 1/4s, 2007                    --             --        125,000        135,988         95,000        103,351
DPL, Inc. sr. notes 6 7/8s, 2011                    --             --        245,000        252,665        195,000        201,101
DTE Energy Co. sr. notes  7.05s, 2011               --             --        285,000        321,202        200,000        225,405
Duke Capital Corp. sr. notes  Ser. A,
6 1/4s, 2005                                        --             --        305,000        319,966        215,000        225,550
Duke Energy Corp. 1st mtge. 5.3s, 2015              --             --        450,000        459,689        370,000        377,966
Duke Energy Field Services,  LLC notes
7 7/8s, 2010                                        --             --        375,000        448,068        290,000        346,506
Dynegy Holdings, Inc. sr. notes 6
7/8s, 2011                                     305,000        255,438        475,000        397,813        435,000        364,313
Edison Mission Energy sr. notes 9
7/8s, 2011                                     350,000        299,250        405,000        346,275        520,000        444,600
El Paso CGP Co. notes  6 3/8s, 2009            290,000        229,100        445,000        351,550        415,000        327,850
El Paso Corp. sr. notes 7 3/8s, 2012           295,000        241,163        415,000        339,263        455,000        371,963
Enterprise Capital Trust II  company
guaranty FRN  Ser. B, 2.36s, 2028                   --             --        170,000        135,642        145,000        115,695
Exelon Corp. sr. notes  6 3/4s, 2011                --             --        430,000        486,511        435,000        492,168
FirstEnergy Corp. notes Ser. A,  5
1/2s, 2006                                          --             --        875,000        909,265        550,000        571,538
Florida Power & Light Co.  1st mtge. 5
5/8s, 2034                                          --             --        115,000        114,335         85,000         84,508
Gemstone Investor, Ltd. 144A company
guaranty 7.71s, 2004                           180,000        177,750        270,000        266,625        255,000        251,813
Georgia Power Co. sr. notes  Ser. G,
6.2s, 2006                                          --             --        410,000        449,064        270,000        295,725
Indianapolis Power & Light 144A 1st
mtge. 6.3s, 2013                                    --             --        195,000        199,988        160,000        164,093
KeySpan Corp. notes  7 5/8s, 2010                   --             --        235,000        284,538        175,000        211,890
Midland Funding II Corp. debs. Ser. A,
11 3/4s, 2005                                  435,310        473,400        201,617        219,259        265,768        289,023
Midwest Generation, LLC pass-through
certificates Ser. A, 8.3s, 2009                245,000        232,750        355,000        337,250        355,000        337,250
Mirant Americas Generation,  Inc. sr.
notes 8.3s, 2011  (In default) (NON)           395,000        310,075        610,000        478,850        570,000        447,450
Monongahela Power Co.  1st mtge. 5s,
2006                                                --             --        400,000        401,000        315,000        315,788
National Fuel Gas Co. notes 5 1/4s,
2013                                                --             --        145,000        147,207        100,000        101,522
National Rural Utilities Cooperative
Finance Corp. coll. trust 6s, 2006                  --             --        585,000        640,015        380,000        415,736
National Rural Utilities Cooperative
Finance Corp. coll. trust 3 7/8s, 2008              --             --        245,000        252,411        195,000        200,899
National Rural Utilities Cooperative
Finance Corp. coll. trust 3s, 2006                  --             --        425,000        433,320        380,000        387,439
Nevada Power Co. 144A  2nd mtge. 9s,
2013                                           115,000        118,738        405,000        418,163        355,000        366,538
NiSource Finance Corp.
company guaranty 7 7/8s, 2010                       --             --        870,000      1,037,208        675,000        804,730
Northeast Utilities notes Ser. A,
8.58s, 2006                                         --             --            385            438            441            501
Northern States Power Co. mtge. Ser.
B, 8s, 2012                                         --             --        575,000        707,632        370,000        455,346
Oncor Electric Delivery Co. sec. notes
6 3/8s, 2012                                        --             --        295,000        329,760        230,000        257,101
Pacific Gas & Electric Co. 144A sr.
notes 7 3/8s, 2005 (In default) (NON)          185,000        189,625        155,000        158,875        180,000        184,500
PacifiCorp Sinking Fund 1st mtge.
5.45s, 2013                                         --             --        225,000        237,911        180,000        190,328
Panhandle Eastern Pipe Line 144A notes
4.8s, 2008                                          --             --        105,000        108,349         80,000         82,552
Peco Energy Co. 1st mtge. 4 3/4s, 2012              --             --        630,000        644,198        400,000        409,015
Pepco Holdings, Inc. notes 5 1/2s,
2007                                                --             --        395,000        413,725        255,000        267,088
PG&E Corp. 144A sec. notes 6 7/8s,
2008                                           160,000        168,000        345,000        362,250        325,000        341,250
Potomac Edison Co. 1st mtge. 8s, 2024               --             --        140,000        147,000        105,000        110,250
Power Receivable Finance, LLC 144A sr.
notes 6.29s, 2012                                   --             --        295,000        294,913        255,000        254,925
PP&L Capital Funding, Inc. company
guaranty Ser. D, 8 3/8s, 2007                       --             --        295,000        340,354        215,000        248,055
Progress Energy, Inc. sr. notes  6
3/4s, 2006                                          --             --        130,000        142,657        100,000        109,736
Progress Energy, Inc. sr. notes 6.05s,
2007                                                --             --        550,000        598,286        390,000        424,239
Public Service Company of New Mexico
sr. notes 4.4s, 2008                                --             --        125,000        127,944        100,000        102,356
Public Service Electric & Gas Co.  1st
mtge. FRN 6 3/8s, 2008                              --             --        760,000        846,488        490,000        545,762
Public Services Co. of Colorado  sr.
notes Ser. A, 6 7/8s, 2009                          --             --        215,000        243,386        205,000        232,066
Rochester Gas & Electric notes 6 3/8s,
2033                                                --             --        115,000        119,856         90,000         93,801
Sempra Energy notes 7.95s, 2010                     --             --        440,000        525,679        290,000        346,470
Sierra Pacific Resources notes 8 3/4s,
2005                                           215,000        200,488        340,000        317,050        320,000        298,400
South Carolina Electric & Gas Co.  1st
mtge. 5.8s, 2032                                    --             --        585,000        592,497        385,000        389,934
Southern California Edison Co. 144A
1st mtge. 8s, 2007                             275,000        307,313        740,000        826,950        665,000        743,138
Tampa Electric Co. notes 6 7/8s, 2012               --             --        340,000        372,191        265,000        290,090
Teco Energy, Inc. notes  7.2s, 2011            480,000        472,800        705,000        694,425        705,000        694,425
Teco Energy, Inc. notes  7s, 2012                   --             --         70,000         67,463         50,000         48,188
Teco Energy, Inc. sr. notes 7 1/2s,
2010                                                --             --         55,000         55,756         40,000         40,550
TransCanada Pipelines, Ltd. notes 4s,
2013 (Canada)                                       --             --        135,000        128,475        105,000         99,925
Western Resources, Inc.  1st mtge. 7
7/8s, 2007                                          --             --        320,000        357,200        250,000        279,063
Western Resources, Inc. sr. notes 9
3/4s, 2007                                     275,000        307,313        420,000        469,350        375,000        419,063
Williams Cos., Inc. (The) notes 9
1/4s, 2004                                      25,000         25,500         35,000         35,700         35,000         35,700
Williams Cos., Inc. (The) notes 8
3/4s, 2032                                      45,000         44,438         65,000         64,188         60,000         59,250
Williams Cos., Inc. (The) notes 6
1/2s, 2006                                     635,000        636,588        960,000        962,400        505,000        506,263
Williams Cos., Inc. (The) sr. notes 8
5/8s, 2010                                     205,000        217,300        320,000        339,200        305,000        323,300
Wisconsin Electric Power notes 4 1/2s,
2013                                                --             --        270,000        269,231        205,000        204,416
York Power Funding 144A notes  12s,
2007 (Cayman Islands)  (In default)
(NON)                                               --             --        548,038        383,626        200,947        140,663
                                                         ------------                  ------------                  ------------
                                                            7,459,320                    31,046,594                    26,245,184
                                                         ------------                  ------------                  ------------
Total Corporate bonds and notes  (cost
$120,155,317, $295,921,133  and
$248,487,366)                                            $116,663,218                  $309,952,047                  $253,170,619
---------------------------------------------------------------------------------------------------------------------------------

                                                      Growth 2.4%                 Balanced 4.2%              Conservative 6.4%

Collateralized mortgage                      Principal                     Principal                     Principal
obligations (a)                                 amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Arc Net Interest Margin Trust Ser.
02-2, Class A,  7 3/4s, 2032                       $--            $--        $80,006        $79,873            $--            $--
Arc Net Interest Margin  Trust 144A
Ser. 02-6, Class A,  7 3/4s, 2032               41,622         41,316        183,139        181,790        105,154        104,379
Ser. 01-6A, Class A,  7 1/4s, 2031                  --             --         42,397         42,245         21,593         21,515
Asset Securitization Corp.
Ser. 97-MD7, Class A1B,  7.41s, 2030         1,572,500      1,754,637        485,500        541,734        303,000        338,095
Ser. 96-D3, Class A1C,  7.4s, 2026             415,000        463,636      2,540,000      2,837,674      1,815,000      2,027,708
Ser. 96-D3, Class A1B,  7.21s, 2026            218,098        218,644             --             --             --             --
Ser. 95-MD4, Class A1,  7.1s, 2029              76,677         82,612        160,365        172,776        108,006        116,364
Ser. 96-MD6, Class A1C,  7.04s, 2029           470,000        515,807        640,000        702,375        400,000        438,984
Ser. 96-MD6, Class A1B,  6.88s, 2029           123,000        123,622      2,495,000      2,507,609      1,610,000      1,618,136
Ser. 97-D5, Class A1C,  6 3/4s, 2043           198,900        222,221      1,224,700      1,368,296        877,900        980,834
Bear Stearns Asset Backed Securities,
Inc. Ser. 03-AC3, Class A, Interest
only (IO),  5s, 2005                           665,000         59,642      3,717,000        333,368      2,900,000        260,094
Bear Stearns Commercial Mortgage
Securitization Corp. Ser. 02-TOP8,
Class X2, IO, 2.337s, 2038                     760,587         81,234      4,764,584        508,878      3,392,466        362,330
Chase Commercial Mortgage Securities
Corp. Ser. 00-1, Class A1, 7.656s,
2032                                           353,095        380,681      2,633,852      2,839,622      1,888,805      2,036,368
Chase Manhattan Bank-First Union
National Ser. 99-1, Class A1, 7.134s,
2031                                           160,457        176,343             --             --             --             --
Commercial Mortgage Acceptance Corp.
Ser. 97-ML1, Class A3,  6.57s, 2007                 --             --        397,000        438,933        251,000        277,512
Ser. 97-ML1, Class A2,  6.53s, 2007            250,000        263,750      1,000,000      1,055,000        600,000        633,000
Ser. 97-ML1, Class IO,  0.936s, 2017         3,556,468        108,639     13,427,835        410,178      8,722,021        266,430
Credit-Based Asset Servicing and
Securities FRB Ser. 02-CB2,  Class A2,
1.67s, 2032                                    288,377        289,368             --             --             --             --
Criimi Mae Commercial Mortgage Trust
144A Ser. 98-C1, Class B, 7s, 2011             280,000        293,124             --             --             --             --
CS First Boston Mortgage Securities Corp.
Ser. 01-26, Class 4AIO, IO, 7 1/2s,
2031                                         1,687,354         19,510             --             --             --             --
Ser. 97-C1, Class A1C,  7.24s, 2029            429,000        480,958      2,632,000      2,950,775      1,886,000      2,114,423
Ser. 97-C2, Class A2,  6.52s, 2035           1,088,711      1,152,457        828,576        877,091        635,884        673,116
Ser. 01-CK3, Class A1,  5.26s, 2006                 --             --        116,612        120,876        130,494        135,266
CS First Boston Mortgage Securities
Corp. 144A Ser. 02-CP3, Class F,
6.295s, 2035                                    18,000         19,266         99,000        105,961         78,000         83,484
Ser. 03-CPN1, Class ASP, IO, 1.81s,
2035                                                --             --     25,613,000      1,857,634     18,375,000      1,332,684
FRB Ser. 02-FL2A, Class A2, 1.47s,
2010                                           500,000        500,273             --             --             --             --
Ser. 01-CK1, Class ACP, IO, 1.026s,
2035                                         4,272,000        179,224     18,391,000        771,560     14,917,000        625,815
Deutsche Mortgage & Asset Receiving
Corp. Ser. 98-C1, Class X, IO, 1.193s,
2023                                         4,761,659        166,738     18,452,809        646,158     13,817,731        483,853
DLJ Commercial Mortgage Corp.
Ser. 00-CKP1, Class A1A, 6.93s, 2009           796,331        876,766      1,754,838      1,932,089      1,358,511      1,495,730
Ser. 98-CF1, Class A1A,  6.14s, 2006           404,961        419,831        483,524        501,278        541,433        561,314
Fannie Mae
Ser. 02-26, Class A2,  7 1/2s, 2048                 --             --        450,745        495,538        320,722        352,594
Ser. 02-T16, Class A3,  7 1/2s, 2042           664,999        732,593      2,647,831      2,916,973      1,546,332      1,703,511
Ser. 02-T18, Class A4,  7 1/2s, 2042            22,770         25,085         98,147        108,123         64,384         70,929
Ser. 02-T19, Class A3,  7 1/2s, 2042            82,608         91,005             --             --             --             --
Ser. 03-W2, Class 1A3,  7 1/2s, 2042         1,515,964      1,670,056        491,102        541,021        269,564        296,964
Ser. 03-W3, Class 1A3,  7 1/2s, 2042           290,159        319,652      1,066,297      1,174,680        635,716        700,332
Ser. 02-14, Class A2,  7 1/2s, 2042              9,042          9,961             --             --             --             --
Ser. 01-T8, Class A1,  7 1/2s, 2041            865,523        953,500      5,781,781      6,369,478      6,855,923      7,552,802
Ser. 01-T7, Class A1,  7 1/2s, 2041              2,915          3,211          5,764          6,350         58,535         64,485
Ser. 01-T10, Class A2,  7 1/2s, 2041                --             --             --             --         10,063         11,086
Ser. 02-T4, Class A3,  7 1/2s, 2041             74,922         82,538        701,273        772,554        499,881        550,693
Ser. 02-T6, Class A2,  7 1/2s, 2041             30,014         33,065      2,131,009      2,347,619        582,463        641,669
Ser. 01-T1, Class A1,  7 1/2s, 2040                 --             --             --             --         17,647         19,441
Ser. 01-T3, Class A1,  7 1/2s, 2040                 --             --             --             --          5,953          6,558
Ser. 99-T2, Class A1,  7 1/2s, 2039              9,680         10,664         90,706         99,926         71,704         78,993
Ser. 02-T1, Class A3,  7 1/2s, 2031                 --             --      1,614,553      1,778,666             --             --
Ser. 00-T6, Class A1,  7 1/2s, 2030                 --             --             --             --          3,948          4,350
Ser. 01-T5, Class A3,  7 1/2s, 2030                 --             --        816,386        899,366             --             --
Ser. 01-T4, Class A1,  7 1/2s, 2028                 --             --        274,031        301,886        194,693        214,483
Ser. 02-W3, Class A5,  7 1/2s, 2028              5,555          6,119      1,883,465      2,074,912      3,011,799      3,317,937
Ser. 02-36, Class QL, IO, 7.03s, 2029          276,782          7,800      1,041,616         29,355        650,759         18,340
Ser. 02-36, Class SJ,  7.03s, 2029              38,792         43,306        145,290        162,197         91,527        102,177
Ser. 02-36, Class QH, IO, 6.93s, 2029           84,050          5,395        314,792         20,205        198,306         12,728
Ser. 03-22, Class IO, 6s, 2033                 829,777        144,174             --             --             --             --
Ser. 332, Class 2, IO, 6s, 2033              1,250,837        233,756      3,979,550        743,698      3,058,408        571,555
Ser. 329, Class 2, IO,  5 1/2s, 2033         5,770,667      1,208,262     30,143,802      6,311,509     23,117,701      4,840,384
Ser. 03-17, Class IT, IO, 5 1/2s, 2027         340,000         68,425             --             --             --             --
Ser. 337, Class 2, IO, 5s, 2033                662,507        158,588             --             --             --             --
Ser. 03-W6, Class 11, IO, 2.305s, 2042       2,189,901         57,536      1,737,169         45,642      4,178,871        109,794
Ser. 03-W12, Class 2, IO, 2.249s, 2043       2,282,350        164,828      7,839,792        566,178      6,449,000        465,737
Ser. 03-W10, Class 3, IO, 2.142s, 2043       1,141,363         75,615      4,686,192        310,460      3,656,135        242,219
Ser. 03-W10, Class 1, IO, 2.111s, 2043       2,325,303        154,051      8,224,471        544,871      6,348,765        420,606
Fannie Mae
Ser. 03-W6, Class 21, IO, 1.941s, 2042       1,969,460         36,322      1,562,928         28,824      3,757,859         69,304
Ser. 03-T2, Class 2, IO, 1.802s, 2042        2,702,538         89,195     26,011,934        858,505     18,495,498        610,430
Ser. 03-W8, Class 12, IO, 1.649s, 2042       5,328,320        272,604     18,906,825        967,297     14,557,602        744,785
Ser. 03-W8, Class 11, IO, 1.169s, 2042       4,286,442         66,861     15,153,291        236,366     11,684,813        182,263
Ser. 03-W6, Class 51, IO, 0.67s, 2042        1,699,870         32,449      7,603,650        145,149      6,021,963        114,956
Ser. 01-T12, Class IO, 0.5723s, 2041         4,783,742         85,210      5,509,431         98,137      3,666,181         65,304
Ser. 01-50, Class B1, IO, 0.484s, 2041       2,704,697         42,814      9,279,387        146,888      6,212,556         98,342
Ser. 03-W2, Class 1, IO, 0.47s, 2042         1,454,747         21,649     51,077,775        760,135     40,894,548        608,589
Ser. 02-T4, Class IO, 0. 447s, 2041         27,968,801        388,941     29,397,141        408,804     18,589,091        258,505
Ser. 02-T1, Class IO, 0. 422s, 2031          4,330,730         58,194      5,377,653         72,262      3,414,673         45,885
Ser. 03-W6, Class 3, IO, 0.366s, 2042        2,574,124         28,330     11,512,833        126,707      9,118,583        100,357
Ser. 03-W6, Class 23, IO, 0.352s, 2042       2,571,338         27,229     11,498,229        121,758      9,106,412         96,431
Ser. 01-79, Class BI, IO, 0.344s, 2045       4,182,449         40,689     28,504,996        277,309     20,268,790        197,184
Ser. 03-34, Class P1, Principal  only
(PO), zero %, 2043                             115,917         86,014             --             --             --             --
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A,  7 1/2s, 2043           1,888,773      2,076,765        611,875        672,776        335,856        369,284
Ser. T-42, Class A5,  7 1/2s, 2042              29,370         32,355             --             --             --             --
Ser. T-56, Class A, IO, 2.106s, 2043         2,370,617         85,935      8,327,129        301,858      6,641,602        240,758
Ser. T-56, Class 3, IO, 0.378s, 2043         2,381,227         32,742      7,908,159        108,737      6,460,586         88,833
Ser. T-56, Class 1, IO, 0.286s, 2043         2,523,728         24,449      8,382,813         81,209      6,847,475         66,335
Ser. T-56, Class 2, IO, 0.056s, 2043         2,659,462          8,311      8,831,228         27,598      7,214,438         22,545
FFCA Secured Lending Corp.
Ser. 99-1A, Class C1,  7.59s, 2025             100,000         82,964             --             --             --             --
Ser. 00-1, Class X, IO, 1.664s, 2020         1,271,855         93,803      4,917,272        362,664      3,142,631        231,779
FFCA Secured Lending Corp. 144A Ser.
00-1, Class A2, 7.77s, 2027                    470,000        523,732      2,035,000      2,267,649      1,345,000      1,498,766
First Union National Bank Commercial
Mortgage 144A Ser. 02-C1, Class IOII,
IO, 1.205s, 2034                               910,000         46,851      5,565,000        286,511      3,980,000        204,908
First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C1, Class A3,  7.38s, 2029             890,000      1,005,213             --             --             --             --
Ser. 97-C1, Class A2,  7.3s, 2029              118,139        120,451        149,793        152,725         98,920        100,856
Freddie Mac FRN Ser. 2412, Class
GS, 18.018s, 2032                              149,200        174,564        649,900        760,383        431,200        504,504
Ser. 2422, Class CI, IO, 6 1/2s, 2028          264,257          4,377        985,625         16,324        621,079         10,287
Ser. 2595, Class WU, IO, 5 1/2s, 2026          547,200        122,094             --             --             --             --
Ser. 2553, Class IJ, IO, 5 1/2s, 2020          171,700         11,375             --             --             --             --
Ser. 2626, Class JS, IO, 5.48s, 2023         1,591,390        146,458             --             --             --             --
Ser. 1208, Class F, PO,  zero %, 2022           30,670         27,760             --             --             --             --
General Growth
Properties-Mall Properties Trust FRB
Ser. 01-C1A, Class D3,  3.37s, 2014            122,990        123,144        439,783        440,333        354,063        354,505
GMAC Commercial Mortgage Securities,
Inc. 144A
Ser. 02-C2, Class X2, IO, 1.7s, 2038           235,000         15,021      1,430,000         91,404      1,020,000         65,197
Ser. 02-C1, Class X2, IO, 1.133s, 2039         700,000         33,647      4,410,000        211,974      3,150,000        151,410
Government National  Mortgage Association
Ser. 97-13, Class PI, IO,  8s, 2027            333,200         48,346             --             --             --             --
Ser. 99-31, Class MP, PO,  zero %,
2029                                           102,807         95,398        485,702        450,698        242,851        225,349
Ser. 98-2, Class EA, PO,  zero %, 2028          83,519         75,713         15,934         14,445             --             --
Granite Mortgages PLC FRB Ser. 03-2,
Class 1C,  2.66s, 2043                       1,150,000      1,150,000             --             --             --             --
GS Mortgage Securities Corp. II Ser.
98-GLII, Class A1, 6.312s, 2031                330,354        354,539      1,180,839      1,267,287        913,745        980,639
IStar Asset Receivables Trust Ser.
02-1A, Class E,  2.355s, 2020                  133,000        133,080        501,000        501,301        314,000        314,188
JP Morgan Chase Commercial Mortgage
Securities  Corp. 144A
Ser. 02-C1, Class X2, IO, 1.711s, 2037         620,000         44,498      3,900,000        279,906      2,785,000        199,882
Ser. 02-C2, Class X2, IO, 1.305s, 2034         808,601         42,894      4,932,458        261,652      3,505,623        185,962
JP Morgan Commercial Mortgage Finance
Corp. Ser. 00-C9, Class A1, 7.59s,
2032                                           202,606        219,524      1,468,543      1,591,167      1,163,237      1,260,368
LB Commercial Conduit  Mortgage Trust
Ser. 96-C2, Class A,  7.468s, 2026             198,891        204,131             --             --             --             --
Ser. 98-C4, Class A1A,  5.87s, 2006            421,632        443,899      2,397,225      2,523,829      1,703,625      1,793,597
LB-UBS Commercial  Mortgage  Trust
Ser. 00-C3, Class A1,  7.95s, 2009             897,680      1,012,091      1,829,885      2,063,108      1,213,866      1,368,576
Ser. 03-C7, Class XCP, IO, 0.669s,
2037                                         1,730,000         48,802             --             --             --             --
LB-UBS Commercial Mortgage Trust 144A
Ser. 02-C4, Class XCP, IO, 1.696s,
2035                                         2,197,112        157,436     13,394,885        959,820      9,547,225        684,113
Ser. 03-C5, Class XCP, IO, 1.358s,
2037                                         1,752,000         85,200      6,116,000        297,422      4,742,000        230,604
Lehman Brothers Floating
Rate Commercial Trust 144A Ser. 03-C4,
Class A,  1.72s, 2015                          118,473        118,473        413,162        413,162        318,582        318,582
Lehman Large Loan Ser. 97-LLI, Class
A1, 6.79s, 2034                                 51,924         53,620             --             --             --             --
Merit Securities Corp. FRB Ser. 11PA,
Class 3A1,  1.74s, 2027                        340,626        329,343        682,886        660,266        561,993        543,377
Merrill Lynch Mortgage Investors, Inc.
Ser. 99-C1, Class A1,  7.37s, 2031             626,552        675,852        482,445        520,406        303,878        327,788
Ser. 95-C3, Class A3,  7.131s, 2025             51,536         53,386        219,445        227,320        147,128        152,408
Ser. 96-C2, Class JS, IO, 2.112s, 2028         680,545         48,729      1,244,897         89,139        474,984         34,011
Merrill Lynch Mortgage Trust 144A Ser.
02-MW1, Class XP, IO, 1.616s, 2034           1,000,159         71,495      6,115,802        437,180      4,369,114        312,321
Morgan Stanley Capital I
Ser. 99-CAM1, Class A2,  6.76s, 2008           384,734        420,125             --             --             --             --
Ser. 98-CF1, Class A1,  6.33s, 2007            255,715        269,669      1,007,818      1,062,815        373,888        394,291
Morgan Stanley Dean Witter Capital I
Ser. 03-TOP9, Class X2, IO, 1.679s,
2036                                         2,310,000        180,102             --             --             --             --
Morgan Stanley Dean Witter Capital I 144A
FRB Ser. 01-XLF, Class D, 2.64s, 2013          101,025        100,916        175,834        175,645        118,289        118,161
FRB Ser. 01-XLF, Class E, 2.59s, 2013          134,466        133,413        141,342        140,235         95,501         94,754
Mortgage Capital Funding, Inc.
Ser. 97-MC2, Class X, IO, 1.545s, 2012       1,664,226         64,836        461,073         17,963             --             --
Ser. 97-MC1, Class A3,  7.288s, 2027           182,000        203,908             --             --             --             --
Nomura Asset Securities Corp.
Ser. 95-MD3, Class A1B,  8.15s, 2020           592,737        635,711        216,396        232,085        145,832        156,405
Ser. 96-MD5, Class A1B,  7.12s, 2039           165,000        181,161      1,007,000      1,105,632        784,000        860,790
Ser. 96-MD5, Class A1C,  7.12s, 2039           235,000        258,573      1,315,000      1,446,911      1,017,566      1,119,640
Prudential Commercial Mortgage Trust
144A Ser. 03-PWR1, Class X2, IO,
1.732s, 2036                                 4,355,000        351,972     17,889,000      1,445,795     12,929,000      1,044,926
Prudential Mortgage Capital Funding,
LLC 144A, IO,  .804s, 2034                   1,330,338         46,642      8,110,660        284,361      5,786,932        202,891
Prudential Securities
Secured Financing Corp. Ser.
99-C2, Class A1, 6.955s, 2013                  404,529        438,077      2,488,995      2,695,412      1,790,141      1,938,601
Residential Asset Mortgage Products,
Inc. Ser. 02-SL1, Class AI3, 7s, 2032          171,000        176,023        639,000        657,771        402,000        413,809
Saco I, Inc. Ser. 01-1A, Class A, IO,
6 3/4s, 2004                                 1,882,842         62,075             --             --             --             --
Salomon Brothers Mortgage Securities
VII Ser. 00-C2, Class A1, 7.298s, 2033          38,419         41,707        141,695        153,823         89,231         96,868
Starwood Asset Receivables Trust 144A
FRB Ser. 03-1A, Class F, 2.22s, 2022            25,000         25,015             --             --             --             --
FRB Ser. 03-1A, Class E, 2.17s, 2022            35,000         35,021             --             --             --             --
FRB Ser. 03-1A, Class A2, 1.47s, 2022          591,000        591,355             --             --             --             --
Strategic Hotel Capital, Inc. Ser.
03-1, Class A,  1.67s, 2013                    763,000        763,000      2,970,000      2,970,000      2,113,000      2,113,000
Strategic Hotel Capital, Inc. 144A
Ser. 03-1, Class I, 3.52s, 2013              1,000,000      1,000,000      1,500,000      1,500,000      1,100,000      1,100,000
Structured Asset Securities Corp.
Ser. 02-HF2, Class A, IO,  6s, 2004                 --             --      4,866,545        195,574             --             --
Ser. 02-HF1, Class A, IO,  6s, 2005            827,273         31,796      3,107,364        119,433      8,135,909        312,706
Ser. 03-12XS, Class A, IO,  5s, 2005         2,231,314         83,233             --             --             --             --
TIAA Commercial Real
Estate Securitization Ser.
01-C1A, Class A1, 5.77s, 2016                   89,487         94,615             --             --             --             --
TIAA Retail Commercial Mortgage Trust
Ser. 99-1, Class A, 7.17s, 2032                862,377        951,606        712,371        786,079        498,973        550,601
Trizechahn Office Properties Trust
144A Ser. 01-TZHA, Class D3, 6.943s,
2013                                            52,000         56,093        143,000        154,256        122,000        131,603
                                                         ------------                  ------------                  ------------
Total Collateralized  mortgage
obligations  (cost $34,215,037,
$91,125,817  and $66,750,455)                             $33,881,089                   $90,137,164                   $66,040,914
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 1.6%                 Balanced 2.5%               Conservative 4.0%

                                             Principal                     Principal                     Principal
Asset-backed securities (a)                     amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
ABSC Nims Trust 144A Ser. 03-HE5,
Class A,  7s, 2033                             $28,951        $28,300            $--            $--            $--            $--
Ace Securities Corp.
FRN Ser. 01-HE1, Class M2, 2.52s, 2031         375,000        372,422        280,000        278,075        195,000        193,659
Ser. 03-FM1, Class A, IO, 5.5s, 2005           254,000         21,971      1,421,000        122,917      1,094,000         94,631
AFC Home Equity Loan Trust Ser. 99-2,
Class 1A,  1.53s, 2029                       1,202,540      1,202,539      2,237,917      2,237,917      1,592,014      1,592,014
Ameriquest Mortgage Securities, Inc.
Ser. 03-2, Class A,  1.53s, 2033               436,411        436,956             --             --             --             --
Ser. 03-3, Class S, IO,  5s, 2005            2,215,319        130,929     13,625,532        805,290      9,771,064        577,485
Ser. 03-6, Class S, IO,  5s, 2005              388,000         21,507             --             --             --             --
Ser. 03-8, Class S, IO,  5s, 2006              993,000         66,332      3,454,000        230,727      2,683,000        179,224
FRB Ser. 03-10, 4.869s, 2012                        --             --        314,000        258,011        268,000        220,213
FRB Ser. 03-8, Class MV6, 4.86s, 2033           33,000         27,715        184,000        154,535        143,000        120,100
FRB Ser. 03-AR1, Class A2, 1.61s, 2033         899,267        898,950             --             --             --             --
FRN Ser. 03-AR3, Class M5, 4.87s, 2033          25,000         23,701        129,000        122,298        100,000         94,805
FRN Ser. 03-1, Class M4,  4.2s, 2033            34,000         28,416             --             --             --             --
Amortizing Residential Collateral Trust
Ser. 01-BC6, Class A, IO,  6s, 2004          1,894,364         35,809      2,598,545         49,120      2,272,364         42,954
Ser. 02-BC1, Class A, IO,  6s, 2005                 --             --      3,056,727        117,889      1,917,818         73,965
Ser. 02-BC3, Class A, IO,  6s, 2005            687,273         32,223      2,583,636        121,133      6,770,909        317,453
Ser. 02-BC3N, Class B2,  7s, 2032                   --             --         82,858         82,074         80,664         79,900
Ser. 02-BC4, Class A, IO,  6s, 2004            642,727         19,890      2,647,273         81,925      1,695,909         52,483
Ser. 02-BC5, Class A, IO,  6s, 2004            606,455         21,742      2,833,091        101,567      1,865,818         66,890
Ser. 02-BC6, Class A, IO,  6s, 2004            636,364         25,926      2,243,182         91,389      1,489,091         60,667
AQ Finance NIM Trust
Ser. 02-1, Class Note,  9 1/2s, 2032                --             --         32,197         32,107         29,702         29,619
Ser. 03-N1, Class Note,  9.37s, 2033           148,605        148,602        534,978        534,965        378,051        378,042
AQ Finance NIM Trust 144A
Ser. 03-N2, Class Note,  9.3s, 2033                 --             --        913,566        913,566        651,316        651,316
Ser. 03-N9A, Class NOTE, 7.385s, 2033               --             --        160,000        160,000        124,000        124,000
Arc Net Interest Margin Trust 144A
Ser. 02-8A, Class A1, 7 3/4s, 2032              81,876         81,201             --             --         40,732         40,396
Arcap REIT, Inc. 144A Ser. 03-1A,
Class E, 6.33s, 2038                                --             --        286,000        295,116        223,000        230,108
Argent Securities, Inc.
Ser. 03-W2, Class A, IO,  1.4s, 2004         2,898,294         24,131             --             --             --             --
FRB Ser. 03-W1, Class MV6, 4.87s, 2033              --             --        205,000        161,868        160,000        126,336
FRB Ser. 03-W2, Class M6, 4.87s, 2033           58,000         46,502             --             --             --             --
FRB Ser. 03-W5, Class MV6, zero %,
2033                                            30,000         24,268        150,000        121,342        125,000        101,118
Asset Backed Funding Certificates
Ser. 02-OPT1, Class A, IO, 4.5s, 2005               --             --             --             --      1,952,000         89,289
FRB Ser. 03-OPT1, Class M6, 4.62s,
2031                                                --             --         58,000         51,375        134,000        118,695
Asset Backed Funding Corp. NIM Trust 144A
Ser. 03-OPT1, Class NOTE, 6.9s, 2033                --             --        234,201        234,201        183,206        183,206
Ser. 03-WF1, Class N1,  8.35s, 2032             71,476         71,476        167,253        167,253        153,673        153,673
Asset Backed Securities Corp. Home Equity
Loan Trust
Ser. 01-HE3, Class A, IO, 3.6s, 2031         2,225,357         32,633      8,366,386        122,685      5,391,586         79,062
Ser. 02-HE1, Class A, IO, 3.6s, 2032         1,203,000         31,774      4,093,000        108,104     11,659,000        307,938
Ser. 03-HE1, Class A2,  1.62s, 2033            812,847        814,429             --             --             --             --
Ser. 03-HE3, Class A, IO,  4s, 2033          1,546,990         80,106             --             --        336,505         17,425
Ser. 03-HE5, Class A, IO,  4s, 2033            472,567         26,470             --             --             --             --
FRB Ser. 02-HE3, Class M4, 4.12s, 2032          56,000         48,297        348,000        300,134        253,000        218,201
FRB Ser. 03-HE3, Class A2, 1.47s, 2033         257,240        256,931             --             --             --             --
FRB Ser. 03-HE5, Class M5, 5.37s, 2033          79,000         68,170        230,000        198,469        183,000        157,912
FRB Ser. 03-HE6, Class M6, 5.12s, 2033              --             --        294,000        256,956        250,000        218,500
FRN Ser. 03-HE1, Class M4, 5.62s, 2033          53,000         46,255             --             --             --             --
Bank One Issuance Trust FRN Ser.
02-C1, Class C1,  2.08s, 2009                  151,000        150,098        568,000        564,605        354,000        351,884
Bayview Financial Acquisition Trust
Ser. 02-CA, Class A,  IO, 7.15s, 2004          250,000          9,453             --             --             --             --
Ser. 03-X, Clas                              5,249,838         77,107     13,736,202        201,750     10,432,304        153,224
Bayview Financial Acquisition Trust
144A Ser. 03-CA, Class A, IO, 4s, 2005       1,000,000         46,325             --             --             --             --
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class A, 1.82s, 2038         207,623        207,623        618,040        618,040        482,843        482,843
FRB Ser. 03-SSRA, Class M, 2.37s, 2038         207,623        207,623        618,040        618,040        482,843        482,843
Bear Stearns Asset Backed Securities, Inc.
Ser. 03-1, Class A, IO,  5s, 2005            1,263,000        111,499      5,153,000        454,913      3,675,000        324,434
Ser. 03-2, Class A, IO,  5s, 2005              484,000         50,215             --             --             --             --
Ser. 03-AC4, Class A, IO,  5s, 2006            719,000         69,990      2,492,000        242,581      1,940,000        188,847
FRB Ser. 03-3, Class A2, 1.709s, 2043          127,000        127,000        441,000        441,000        348,000        348,000
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 03-ABF1, Class A, 1.49s, 2034         500,000        500,000             --             --             --             --
FRN Ser. 03-1, Class A1, 1.62s, 2042           718,819        718,818      2,050,807      2,050,807      1,459,042      1,459,042
Capital One Master Trust 144A FRN Ser.
01-5, Class C,  2.27s, 2009                    255,000        244,479             --             --             --             --
Capital One Multi-Asset Execution
Trust FRB  Ser. 02-C1, Class C1,
3.87s,  2010                                        --             --         65,000         65,850         53,000         53,693
CDC Mortgage Capital Trust Ser.
02-HE2, Class A, IO, 5.25s, 2005               377,410         21,760      1,561,117         90,008        997,365         57,504
CDO Repackaging Trust Series 144A FRB
Ser. 03-2, Class A, 5.18s, 2008                     --             --        690,000        690,000        535,000        535,000
Centex Home Equity
Ser. 03-A, Class A, IO, 4.471s, 2006         2,000,571        139,700     12,312,001        859,747      8,869,200        619,336
Ser. 03-B, Class A, IO, 4.576s, 2006           441,026         23,395             --             --             --             --
Chase Credit Card Master Trust
FRB Ser. 02-2, Class C,  2.02s, 2007           680,000        680,000      1,000,000      1,000,000        790,000        790,000
FRN Ser. 01-1, Class C,  1.85s, 2007                --             --        540,000        537,892        390,000        388,478
Chase Funding Net Interest Margin 144A
Ser. 02-4A, Class Note, 8 1/2s, 2035            48,865         48,928             --             --             --             --
Ser. 03-1A, Class Note, 8 3/4s, 2004            84,951         85,206        330,001        330,991        233,070        233,769
Ser. 03-3A, Class Note, 6 7/8s, 2036            89,258         89,159        313,228        312,884        255,948        255,667
Ser. 03-5A, Class Note, 5 3/4s, 2034           106,000        105,841             --             --        264,000        263,604
CNL Funding Ser. 99-1, Class A2,
7.645s, 2014                                   122,000        132,299        455,000        493,411        286,000        310,144
Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6,  8.31s, 2032                   --             --      1,558,000      1,380,808      1,232,000      1,091,884
Ser. 01-04, Class A4,  7.36s, 2019             330,000        313,469        620,000        588,941        415,000        394,210
Ser. 01-1, Class A, IO,  2.5s, 2032          1,163,250         68,618      4,296,583        253,446      2,722,083        160,570
Ser. 01-1, Class A5,  6.99s, 2032              507,000        475,814      1,979,000      1,857,269      1,441,000      1,352,362
Ser. 01-3, Class A, IO,  2.5s, 2033          2,221,838        147,357      8,634,963        572,689      5,374,613        356,456
Ser. 01-3, Class A3,   5.79s, 2024                  --             --        987,000        974,142        751,000        741,217
Ser. 01-4, Class A, IO,  2.5s, 2033          1,207,368         67,101      4,118,105        228,870      2,734,526        151,976
Ser. 02-1, Class A,  6.681s, 2032              202,500        201,796        754,771        752,149        471,272        469,634
Ser. 02-2, Class A, IO,  8.5s, 2010            210,229         65,915        792,740        248,553        499,295        156,547
Ser. 02-A, Class A, IO,  7.25s, 2032           576,303         26,706      2,145,379         99,419      1,781,588         82,560
Conseco Recreational Enthusiast
Consumer Trust Ser. 01-A, Class AP,
IO,  5s, 2025                                  643,548         26,824      2,383,349         99,343      1,500,165         62,530
Countrywide Asset Backed Certificates
FRB Ser. 03-BC4, Class B, 4.61s, 2032           51,000         46,474        288,000        262,440        224,000        204,120
Credit-Based Asset Servicing and
Securitization Ser. 03-CB3,  Class A,
IO, 3s, 2005                                 2,784,822         77,126             --             --             --             --
Credit-Based Asset Servicing and
Securitization 144A Ser. 03-CB2N,
Class Note, 8.35s, 2033                         61,246         61,247             --             --         75,333         75,333
Encore Credit Corp. FRN Ser. 03-1,
Class B2,  5.12s, 2033                          85,000         75,979        304,000        271,736        234,000        209,165
Fannie Mae Ser. 03-T2, Class S1, IO,
4s, 2004                                     1,620,000         59,454      9,810,000        360,030      6,930,000        254,333
Federal Home Loan Mortgage Acceptance
Corp. Ser. T-25, Class A1, 1.26s, 2030              --             --        400,352        400,290             --             --
Federal Home Loan Mortgage Corp.
Structured Pass-Through
Securities Ser. T-40, Class S, IO,
4.5s, 2004                                     900,000         21,516      3,355,000         80,206      2,115,000         50,562
First Franklin Mortgage Loan Asset Backed
Certificates
Ser. 02-FF3, Class A, IO,  6s, 2004                 --             --             --             --      2,208,000         70,949
Ser. 03-FF3, Class B,  4.12s, 2033              50,000         46,839        277,000        259,486        215,000        201,406
Ser. 03-FF3, Class AIO, IO, 6s, 2005         2,012,000        107,912      7,003,000        375,599      5,438,000        291,661
Ser. 03-FFC, Class S, IO,  6s, 2005            693,000         50,243      3,867,000        280,358      2,981,000        216,123
First Franklin NIM Trust Ser. 02-FF3,
Class Note, 7 3/4s, 2032                        61,253         60,603             --             --         76,267         75,456
First Plus 144A Ser. 98-A, Class A, 8
1/2s, 2023                                      43,505         31,324         93,931         67,630        144,357        103,937
Freddie Mac Ser. T-49, Class S,
0.353s, 2005                                        --             --      2,314,000         80,448      1,518,000         52,774
Goldentree Loan Opportunities II, Ltd.
144A FRN Ser. 2A, Class 4, 4.37s,
2015 (Cayman Islands)                               --             --        105,000        105,000         85,000         85,000
Green Tree Financial Corp.
Ser. 96-2, Class A4,  7.2s, 2027               772,258        794,510             --             --             --             --
Ser. 97-2, Class A7,  7.62s, 2028              418,387        433,721             --             --             --             --
Ser. 99-5, Class A5,  7.86s, 2030              398,000        355,566      1,647,000      1,471,400      1,130,000      1,009,522
Greenpoint Manufactured Housing Ser.
99-5, Class A4, 7.59s, 2028                    320,000        325,158        760,000        772,251        505,000        513,141
GSAMP Trust
Ser. 02-HE2N, Class Note, 8 1/4s, 2032          37,953         37,980         44,025         44,056         29,603         29,624
Ser. 02-WMC, Class Note,  8s, 2032              50,580         50,231         62,851         62,417         41,302         41,017
GSAMP Trust
FRB Ser. 03-FM1, Class B3, 5.62s, 2033          50,000         44,625             --             --             --             --
FRB Ser. 03-HE2, Class B2, 5.11s, 2033          51,000         45,199        284,000        251,695        222,000        196,748
FRN Ser. 03-HE1, Class B2, 5.12s, 2033         105,000         92,400        308,000        271,040        237,000        208,560
GSAMP Trust 144A Ser. 03-HE1N, Class
NOTE, 7 1/4s, 2033                                  --             --        254,000        253,841        198,000        197,876
Home Equity Asset Trust
Ser. 02-1N, Class A, 8s, 2032                    8,533          8,427         90,453         89,322         51,200         50,560
Ser. 02-5, Class B1,  4.87s, 2033              497,000        482,308      1,567,000      1,520,676      1,115,000      1,082,038
FRB Ser. 03-4, Class A2, 1.49s, 2033           484,255        483,607             --             --             --             --
FRB Ser. 03-5, Class B3, 5.62s, 2033            51,000         45,317             --             --             --             --
FRN Ser. 03-4, Class B3, 5.62s, 2033            54,000         47,600        303,000        267,090        235,000        207,149
Home Equity Asset Trust 144A
Ser. 02-5N, Class A, 8s, 2033                   58,901         57,723             --             --             --             --
Ser. 03-3N, Class A, 8s, 2033                   52,648         51,595             --             --             --             --
Ser. 03-4N, Class A, 8s, 2033                   36,000         35,762        204,000        202,654        160,000        158,944
Irwin Home Equity Ser. 03-B, Class A,
IO, 10s, 2005                                  854,000        157,323      5,135,000        945,963      3,764,000        693,399
LNR CDO, Ltd. 144A FRB Ser. 03-1A,
Class EFL, 4.119s, 2036 (Cayman
Islands)                                       105,000        105,000        595,000        595,000        460,000        460,000
Long Beach Asset Holdings Corp.  NIM
Trust 144A Ser. 03-4,  Class N1,
6.535s, 2033                                    70,905         70,883        243,735        243,659        177,262        177,206
Long Beach Mortgage Loan Trust
FRB Ser. 03-4, Class M6, 5.12s, 2033                --             --        265,000        224,960        206,000        174,875
FRN Ser. 03-3, Class M4, 4.82s, 2033            34,000         27,880             --             --             --             --
Marriott Vacation Club Owner Trust
144A FRB Ser. 02-1A, Class A1, 1.82s,
2010                                            79,004         79,004        334,790        334,790        329,314        329,314
Master Asset Backed  Securities Trust
FRB Ser. 03-WMC2, Class M6, 5.194s,
2033                                                --             --        171,000        146,973        134,000        115,172
FRN Ser. 03-OPT2, Class M5, 4.87s,
2033                                            50,000         44,178             --             --             --             --
MBNA Master Credit Card Trust FRN Ser.
96-K, Class A, 1 1/4s, 2006                         --             --      3,112,000      3,112,064      1,214,000      1,214,025
Merit Securities Corp.Ser. 13,  Class
A4, 7.88s, 2033                                242,000        242,000        713,000        713,000      1,064,000      1,064,000
Merrill Lynch Mortgage Investors, Inc.
Ser. 03-WM3N, Class N1,  8s, 2005                   --             --        140,000        138,684        110,000        108,966
FRB Ser. 02-HE1, Class A2, 1.62s, 2032         758,487        762,339             --             --             --             --
Mid-State Trust
Ser. 10, Class B, 7.54s, 2036                  128,864        115,958             --             --             --             --
Ser. 11, Class B, 8.221s, 2038                 148,231        142,326        716,779        688,220        553,919        531,849
Morgan Stanley Capital I
FRB Ser. 03-HE2, Class B3, 5.12s, 2033          55,000         46,442        282,000        238,123        220,000        185,769
FRB Ser. 03-NC10, Class B3, 4.869s,
2013                                                --             --        309,000        257,484        263,000        219,153
FRB Ser. 03-NC8, Class B3, 4.87s, 2033              --             --         62,000         51,154         96,000         79,207
FRN Ser. 03-HE1, Class B3, 4.87s, 2033          59,000         49,157        330,000        274,949        255,000        212,460
FRN Ser. 03-NC6, Class B3, 4.87s, 2033          93,000         77,416        330,000        274,700        254,000        211,436
Morgan Stanley Dean  Witter Capital I
FRN Ser. 01-NC4, Class B1, 3.62s, 2032          31,000         28,144         83,000         75,352         43,000         39,038
FRN Ser. 02-AM2, Class B1, 3.37s, 2032          40,000         36,047        155,000        139,683        120,000        108,142
FRN Ser. 02-HE1, Class B1, 2.92s, 2032          30,000         28,105        269,000        252,005        210,000        196,732
Morgan Stanley Dean Witter Capital I
144A Ser. 01-NC4N, Class Note, 8 1/2s,
2032                                                --             --         25,513         25,540         16,035         16,052
New Century Home Equity  Loan Trust
Ser. 03-2, Class A, IO,  5.5s, 2005          1,079,000         65,711      6,636,000        404,132      4,763,000        290,067
FRN Ser. 03-3, Class M6, 4.87s, 2033            49,000         39,942        276,000        224,977        213,000        173,624
Newcastle CDO, Ltd. 144A FRB Ser. 3A,
Class 4FL, 4.325s, 2038                             --             --        139,000        136,698        109,000        107,195
NNIMS 144A Ser. 03-N1, Class Note,
7.385s, 2033                                   173,293        173,293        282,146        282,146        327,428        327,428
NovaStar Caps Trust Ser. 02-C1,  Class
A, 7.15s, 2031                                  24,069         24,069        103,615        103,615         58,673         58,673
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3,  7.945s, 2022             498,467        457,239             --             --             --             --
Ser. 01-E, Class A, IO,  6s, 2009              291,289         46,388        994,686        158,404        666,986        106,218
Ser. 99-A, Class A3,  6.09s, 2029              965,958        957,272             --             --             --             --
Ocwen Mortgage Loan Asset Backed
Certificates  Ser. 99-OFS1, Class AV,
1.47s, 2029                                  1,129,123      1,128,770      2,057,570      2,056,927      1,494,749      1,494,282
Option One Mortgage Loan Trust
FRB Ser. 03-5, Class M6, 4.62s, 2033            54,000         47,537        304,000        267,615        236,000        207,754
FRB Ser. 03-6, Class M6, 4.62s, 2033                --             --        302,000        259,131        257,000        220,518
FRN Ser. 03-3, Class M6, 4.62s, 2033                --             --        223,000        197,825        164,000        145,486
FRN Ser. 03-4, Class M6, 4.87s, 2033           105,000         93,680        304,000        271,225        234,000        208,772
Option One Mortgage Securities Corp. 144A
Ser. 02-1, Class CTFS,  6 3/4s, 2032                --             --         51,726         51,508         33,852         33,709
Ser. 03-5, Class Note,  6.9s, 2033                  --             --        233,300        233,300        180,649        180,649
Pass-Through Amortizing Credit Card
Trust Ser. 02-1A, Class A3FL, 4.12s,
2012                                           261,788        260,881        269,641        268,708        170,162        169,573
Residential Asset Mortgage Products, Inc.
Ser. 02-RZ1, Class A, IO, 5.5s, 2004           353,333         12,871             --             --             --             --
Ser. 02-RZ3, Class A, IO, 5.75s, 2005               --             --      2,595,185        131,787      1,702,381         86,449
Ser. 03-RS1, Class A, IO,  1s, 2005          5,354,400         47,520     32,359,200        287,188     22,872,600        202,994
Ser. 03-RZ1, Class A, IO, 5.75s, 2005        1,998,848        136,484             --             --      2,773,770        189,397
Residential Asset Securities Corp.
Ser. 01-KS3, Class A, IO,  5s, 2004          1,336,409         27,146      5,015,940        101,886      3,234,060         65,692
Ser. 02-KS4, Class AI, IO,  5s, 2004           541,635         21,248      2,025,771         79,469      1,274,490         49,997
Ser. 02-KS6, Class AIO, IO, 4.5s, 2005         208,871          7,552        907,097         32,797        590,806         21,361
Ser. 03-KS2, Class A, IO, 3.5s, 2005         3,939,474        123,878     20,476,346        643,885     15,624,718        491,324
Residential Funding
Mortgage Securities II Ser.
01-HS2, Class AIO, IO, 7.25s, 2003           1,920,423         22,205             --             --             --             --
SAIL Net Interest Margin  Notes 144A
Ser. 03-6A, Class A, 7s, 2033                       --             --        245,443        243,618        181,908        180,555
Ser. 03-8A, Class A, 7s, 2033                       --             --        254,000        252,721        193,560        192,585
Ser. 03-9A, Class A, 7s, 2033                       --             --        149,405        148,628             --             --
Ser. 03-FF3A, Class A,  6 3/4s, 2033            49,003         48,813        153,871        153,273        116,284        115,832
Sasco Arc Net Interest Margin Notes
Ser. 02-BC10, Class A, 7 3/4s, 2033             99,316         98,413         43,016         42,625             --             --
Sasco Arc Net Interest Margin Notes 144A
Ser. 03-3, Class A,  7 3/4s, 2033               67,203         66,866         88,511         88,067        192,638        191,671
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)                                    --             --         47,174         47,160             --             --
Ser. 03-BC2A, Class A,  7 3/4s, 2033                --             --         45,021         44,890             --             --
Saxon Asset Securities Trust Ser.
02-3, Class AV,  1.52s, 2032                   707,420        708,821             --             --             --             --
Saxon Net Interest Margin Trust 144A
Ser. 03-A, Class A, 6 3/4s, 2033                    --             --        140,000        140,000        110,000        110,000
Structured Asset Investment Loan Trust
Ser. 03-BC1A, Class A,  7 3/4s, 2033           115,837        115,274        689,984        686,631        545,464        542,813
Ser. 03-BC2, Class A, IO,  6s, 2005          3,028,096        195,163     11,785,114        759,559      8,571,289        552,425
Ser. 03-BC2, Class B, 7s, 2033                  51,000         48,443        311,000        295,406        226,000        214,668
Ser. 03-BC3, Class A, IO,  6s, 2004            812,000         35,998             --             --             --             --
Ser. 03-BC4, Class A, IO,  6s, 2004            610,000         26,785      3,409,000        149,687      2,623,000        115,175
Structured Asset Investment Loan Trust
Ser. 03-BC6, Class AIO, IO, 6s, 2005         2,158,000        127,099      7,534,000        443,727      5,842,000        344,074
Ser. 03-BC7, Class B,  4.12s, 2033              50,000         43,156        282,000        243,401        219,000        189,024
Ser. 03-BC9, Class A, IO,  6s, 2005            890,000         60,225      2,841,000        192,247      2,232,000        151,036
FRB Ser. 03-BC6, Class B, 4.12s, 2033           43,000         37,494        240,000        209,269        186,000        162,183
FRN Ser. 03-BC5, Class B, 4.62s, 2033               --             --        295,000        262,873        227,000        202,278
Structured Asset Securities Corp.
Ser. 02-BC10, Class A, IO,  6s, 2004         1,233,818         53,649      2,831,727        123,130      1,908,818         83,000
Ser. 02-BC8, Class A, IO,  6s, 2004                 --             --      4,745,455        190,708      4,663,636        187,419
Ser. 02-BC9, Class A, IO,  6s, 2004          5,603,727        252,539      2,359,636        106,340      1,585,636         71,459
Ser. 03-BC2, Class A, IO,  8s, 2005          1,373,138        104,403      8,448,657        642,374      6,068,036        461,369
FRN Ser. 02-HF2, Class M3, 3.12s, 2032              --             --        315,000        267,922        239,000        203,281
TIAA Commercial Real
Estate Securitization Ser.
02-1A, Class III, FRN, 7.6s, 2037              100,000        109,484        284,000        310,936        178,000        194,882
TIAA Commercial Real
Estate Securitization 144A  Ser.
02-1A, Class IIFX,  6.77s, 2037                200,000        210,470             --             --             --             --
Walt Ser. 03-1, Class C, 3.13s, 2010                --             --        107,000        107,334         91,000         91,284
Walt 144A Ser. 03-1, Class D, 6s, 2010         119,000        119,502        668,000        670,818        568,000        570,396
                                                         ------------                  ------------                  ------------
Total Asset-backed securities  (cost
$23,290,144, $57,211,259 and
$42,764,230)                                              $22,635,622                   $54,639,691                   $40,990,901
---------------------------------------------------------------------------------------------------------------------------------

                                                       Growth 0.3%                Balanced 0.2%               Conservative 0.2%
Convertible
preferred stocks (a)                            Shares          Value         Shares          Value         Shares          Value
---------------------------------------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc. 2.00% cv.
pfd.                                            28,500       $805,125         33,600       $949,200         16,800       $474,600
Ford Motor Company Capital Trust II
$3.25 cum. cv. pfd.                             13,061        564,888         17,024        736,288          7,602        328,787
Hartford Financial Services Group,
Inc. (The) 6.00% cv. pfd.                       13,029        701,937         16,176        871,482          7,588        408,804
Hartford Financial Services Group,
Inc. (The) $3.50 cv. pfd.                        5,000        280,000          6,303        352,968          2,924        163,744
Knology, Inc. 144A Ser. D, zero % cv.
pfd.                                             1,493             15             --             --            664              7
Xerox Corp. 6.25% cv. pfd.                      17,354      1,765,770         21,971      2,235,549         10,247      1,042,632
                                                         ------------                  ------------                  ------------
Total Convertible preferred stocks
(cost $4,076,519, $5,158,389  and
$2,328,642)                                                $4,117,735                    $5,145,487                    $2,418,574
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 0.2%                  Balanced 0.2%              Conservative 0.2%

Convertible bonds                            Principal                     Principal                     Principal
and notes (a)                                   amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
American Tower Corp. cv. notes  5s,
2010                                           $70,000        $63,263            $--            $--        $40,000        $36,150
DaVita, Inc. cv. sub. notes  7s, 2009           85,000         88,719             --             --        124,000        129,425
Freeport-McMoRan Copper & Gold, Inc.
cv. sr. notes  8 1/4s, 2006                    235,000        553,719        566,000      1,333,638        202,000        475,963
Freeport-McMoRan Copper & Gold, Inc.
144A cv. sr. notes  8 1/4s, 2006               179,000        421,769             --             --         40,000         94,250
Millicom International Cellular
SA 144A cv. bonds zero %,
2006 (Luxembourg) (PIK)                         15,000         30,000         18,000         36,000         17,000         34,000
RiteAid Corp. cv. notes  4 3/4s, 2006          375,000        403,594        617,000        664,046        260,000        279,825
Service Corp. International cv.  sub.
notes 6 3/4s, 2008                             979,000      1,007,146      1,266,000      1,302,398        570,000        586,388
                                                         ------------                  ------------                  ------------
Total Convertible bonds and notes
 (cost $1,867,931, $2,354,500  and
$1,175,215)                                                $2,568,210                    $3,336,082                    $1,636,001
---------------------------------------------------------------------------------------------------------------------------------

                                                      Growth --%                    Balanced --%               Conservative --%
Units (a) (cost $445,859,
$-- and $--)                                     Units          Value          Units          Value          Units          Value
---------------------------------------------------------------------------------------------------------------------------------
Korea Telecom Corp. Structured Call
Warrants (issued by UBS AG), Exp.
12/1/03 (South Korea)                           10,276       $408,646             --            $--             --            $--
---------------------------------------------------------------------------------------------------------------------------------

                                                      Growth --%                   Balanced --%                Conservative --%

Preferred stocks (a)                            Shares          Value         Shares          Value         Shares          Value
---------------------------------------------------------------------------------------------------------------------------------
Dobson Communications Corp. 13.00%
pfd. (PIK)                                          42        $44,100             --            $--              1         $1,050
Dobson Communications Corp. 12.25%
pfd. (PIK)                                          14         14,700             --             --             --             --
Metrocall Holdings, Inc. Ser. A,
15.00% cum. pfd.                                    37            407             --             --             16            176
Microcell Telecommunications,  Inc.
$1.35 pfd. (Canada)                              2,064         24,480             --             --          1,032         12,240
NTL Europe, Inc. Ser. A,  $5.00 cum.
pfd.                                                14             49             --             --              9             32
                                                         ------------                  ------------                  ------------
Total Preferred stocks  (cost $54,954,
$-- and $115,847)                                             $83,736                           $--                       $13,498
---------------------------------------------------------------------------------------------------------------------------------

                                                           Growth --%               Balanced --%               Conservative --%

Warrants (a) (NON)                      Exp. date   Warrants          Value    Warrants         Value       Warrants        Value
---------------------------------------------------------------------------------------------------------------------------------
Dayton Superior  Corp. 144A               6/15/09        630           $158         --            $--            330          $83
Diva Systems Corp.  144A                  5/15/06        502              5         --             --            128            1
Microcell  Telecommunications (Canada)     5/1/08      1,270          2,194         --             --            635        1,097
Microcell  Telecommunications (Canada)     5/1/05        762            892         --             --            381          446
ONO Finance PLC  144A (United
Kingdom)                                  2/15/11        290              1         --             --             --           --
Pliant Corp. 144A                          6/1/10         --             --         --             --            160           80
Solutia, Inc. 144A                        7/15/09        190          4,750        150          3,750            290        7,250
Sun Healthcare  Group, Inc.               2/28/05        306              1         --             --             --           --
Travel Centers of America, Inc.  144A      5/1/09        210          2,100         --             --            180        1,800
UbiquiTel, Inc. 144A                      4/15/10         --             --         --             --            590            6
Versatel Telecom NV (Netherlands)         5/15/08         20              1         --             --             10            1
Washington Group International, Inc.
Ser. A                                    1/25/06        864          4,360         --             --            416        2,101
Washington Group International, Inc.
Ser. B                                    1/25/06        986          3,451         --             --            475        1,663
Washington Group International, Inc.
Ser. C                                    1/25/06        533          1,626         --             --            257          784
                                                                  ---------                 ---------                   ---------
Total Warrants  (cost $241,674,
$12,801  and $88,177)                                               $19,539                    $3,750                     $15,312
---------------------------------------------------------------------------------------------------------------------------------

                                                             Growth --%             Balanced --%              Conservative 0.1%

Municipal bonds                                    Principal                 Principal                     Principal
and notes (a)                         Rating (RAT)    amount          Value     amount          Value         amount         Value
---------------------------------------------------------------------------------------------------------------------------------
IL State G.O. Bonds,  5.1s, 6/1/33            Aaa        $--            $--   $800,000       $745,000       $615,000      $572,719
NJ State Tpk. Auth.  Rev.Bonds, Ser.
B,  AMBAC,  4.252s, 1/1/16                    Aaa         --             --    255,000        246,748        200,000       193,528
                                                                 ----------                ----------                    ---------
Total Municipal bonds  and notes
(cost $--, $1,055,000  and $815,000)                                    $--                  $991,748                     $766,247
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 8.0%                 Balanced 16.6%             Conservative 27.7%

Short-term                                   Principal                     Principal                     Principal
investments (a)                                 amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Short-term investments held
as collateral for loaned securities
with yields ranging from 0.70%  to
1.19% and due dates ranging  from
October 1, 2003 to  November 18, 2003 (d)  $44,361,846    $44,341,857    $77,953,766    $77,917,816    $16,057,995    $16,049,868
Short-term investments held in Putnam
commingled cash  account with yields
ranging from 1.03% to 1.12% and  due
dates ranging from  October 1, 2003 to
November 25, 2003 (d)                       50,983,644     50,983,644    259,503,846    259,503,846    260,120,402    260,120,402
U.S. Treasury Bill zero %, November 6,
2003 (SEG)                                  16,000,000     15,982,441     21,135,000     21,112,068      9,535,000      9,525,162
                                                         ------------                  ------------                  ------------
Total Short-term investments  (cost
$111,307,942,  $358,533,730 and
$285,695,432)                                            $111,307,942                  $358,533,730                  $285,695,432
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost
$1,446,571,321, $2,393,109,463
and $1,216,242,980)                                    $1,541,025,162                $2,524,582,287                $1,256,858,294
---------------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets as follows:
      Growth portfolio          $1,395,411,017
      Balanced portfolio         2,160,045,617
      Conservative portfolio     1,032,931,421

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Independent auditors' report.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. ABN
      AMRO Holdings NV was acquired on 5/9/03 with a cost of $444,344, $647,798 and $102,541 for Growth, Balanced and Conservative portfolios, respectively. Quorum Broadcast Holdings, Inc. Class E was acquired on
      5/15/01 with a cost of $113,758 and $55,881 for Growth and Conservative portfolios, respectively. The total market value of restricted securities held by the funds did not exceed 0.1% of each fund's net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts and Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      AMBAC represents AMBAC Indemnity Corporation.

      G.O. Bonds represent General Obligation Bonds.



The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
(FRN) are the current interest rates at September 30, 2003.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at September 30, 2003:
(as a percentage of Market Value)

Growth Portfolio
---------------------------------------------------
Australia                                       0.9%
Bermuda                                         0.8
Brazil                                          0.9
Canada                                          1.5
France                                          1.8
Germany                                         1.0
Hong Kong                                       0.5
India                                           0.6
Italy                                           0.6
Japan                                           3.7
Mexico                                          0.7
Netherlands                                     1.2
Russia                                          0.6
South Africa                                    0.5
South Korea                                     1.8
Switzerland                                     1.7
Taiwan                                          1.3
United Kingdom                                  5.1
United States                                  64.5
Other                                          10.3
                                             ------
Total                                         100.0%

Balanced Portfolio
---------------------------------------------------
Australia                                       0.7%
Bermuda                                         0.7
Canada                                          1.6
France                                          1.4
Germany                                         0.7
Japan                                           2.5
Netherlands                                     1.0
Switzerland                                     1.2
United Kingdom                                  3.8
United States                                  70.2
Other                                          16.2
                                             ------
Total                                         100.0%

Conservative Portfolio
---------------------------------------------------
Bermuda                                         0.5%
Canada                                          1.1
France                                          0.7
Japan                                           0.8
Netherlands                                     0.5
United Kingdom                                  1.7
United States                                  70.5
Other                                          24.2
                                             ------
Total                                         100.0%



Forward currency contracts to buy at September 30, 2003
(aggregate face value $146,022,150)                                               Growth

                                       Market          Aggregate          Delivery         Unrealized
                                       value          face value            date          appreciation
------------------------------------------------------------------------------------------------------
Australian Dollars                  $39,300,411       $37,757,433          12/17/03        $1,542,978
British Pounds                       43,906,192        42,491,189          12/17/03         1,415,003
Canadian Dollars                      6,997,739         6,746,457          12/17/03           251,282
Euro                                  8,314,934         8,291,844          12/17/03            23,090
Japanese Yen                         39,889,557        38,355,660          12/17/03         1,533,897
New Zealand Dollars                     270,683           259,647          12/17/03            11,036
Norwegian Krone                         330,464           307,510          12/17/03            22,954
Swedish Krona                         3,826,931         3,812,922          12/17/03            14,009
Swiss Francs                          1,048,226         1,004,590          12/17/03            43,636
Taiwan Dollars                        7,036,401         6,994,898          12/17/03            41,503
------------------------------------------------------------------------------------------------------
                                                                                           $4,899,388
------------------------------------------------------------------------------------------------------

Forward currency contracts to sell at September 30, 2003
(aggregate face value $181,000,260)                                               Growth

                                       Market          Aggregate          Delivery         Unrealized
                                       value           face value           date          depreciation
------------------------------------------------------------------------------------------------------
Australian Dollars                   $5,293,373        $5,231,926          12/17/03          $(61,447)
British Pounds                       26,172,411        24,782,558          12/17/03        (1,389,853)
Canadian Dollars                     24,861,477        24,042,252          12/17/03          (819,225)
Danish Krone                          1,629,892         1,518,507          12/17/03          (111,385)
Euro                                 77,546,001        72,769,392          12/17/03        (4,776,609)
Hong Kong Dollars                       796,341           789,826          12/17/03            (6,515)
Japanese Yen                         18,939,241        18,394,986          12/17/03          (544,255)
Mexican Peso                          4,084,003         4,076,433          12/17/03            (7,570)
Singapore Dollars                     2,183,563         2,148,262          12/17/03           (35,301)
Swiss Francs                         28,631,995        27,246,118          12/17/03        (1,385,877)
------------------------------------------------------------------------------------------------------
                                                                                          $(9,138,037)
------------------------------------------------------------------------------------------------------

Futures contracts outstanding
at September 30, 2003                                                              Growth

                                                                                            Unrealized
                                       Market           Aggregate          Expiration     appreciation/
                                       value           face value             date       (depreciation)
------------------------------------------------------------------------------------------------------
CBT Interest Rate Swap
10 yr (Long)                         $8,980,000        $8,684,899            Dec-03          $295,101
CBT Interest Rate Swap
10 yr (Short)                         1,347,000         1,298,949            Dec-03           (48,051)
Dow Jones Euro Stoxx
50 (Short)                           20,973,064        22,536,249            Dec-03         1,563,185
Euro Bund 10 yr (Long)               56,850,265        55,195,441            Dec-03         1,654,824
Euro 90 day (Short)                     247,163           247,358            Dec-03               195
Euro 90 day (Short)                     247,088           247,158            Mar-04                70
Euro 90 day (Short)                     246,675           246,608            Jun-04               (67)
Euro 90 day (Short)                     245,938           245,796            Sep-04              (142)
Euro 90 day (Short)                     247,163           244,808            Dec-04            (2,355)
Euro 90 day (Short)                     243,963           243,783            Mar-05              (180)
Euro 90 day (Short)                     242,963           242,808            Jun-05              (155)
Euro 90 day (Short)                     242,138           241,996            Sep-05              (142)
Japanese Government Bond
10 yr Simex (Long)                   60,779,210        60,371,740            Dec-03           407,470
Russell 2000 Index (Short)          128,304,550       132,944,106            Dec-03         4,639,556
S&P 500 Index (Long)                127,990,375       131,130,424            Dec-03        (3,140,049)
S&P 500 Index (Short)                18,142,325        18,586,402            Dec-03           444,077
SPI 200 Index (Short)                11,429,427        11,565,989            Dec-03           136,562
Tokyo Price Index (Long)             29,003,895        29,247,950            Dec-03          (244,055)
U.S. Treasury Bond 20 yr (Long)       6,953,688         6,643,247            Dec-03           310,441
U.S. Treasury Bond 20 yr (Short)        112,156           105,558            Dec-03            (6,598)
U.S. Treasury Note
2 yr (Short)                         12,935,625        12,766,620            Dec-03          (169,005)
U.S. Treasury Note
5 yr (Short)                         16,112,563        15,666,505            Dec-03          (446,058)
U.S. Treasury Note
10 yr (Long)                         14,557,375        14,014,730            Dec-03           542,645
U.S. Treasury Note
10 yr (Short)                       147,980,875       140,890,068            Dec-03        (7,090,807)
------------------------------------------------------------------------------------------------------
                                                                                          $(1,153,538)
------------------------------------------------------------------------------------------------------


TBA sales commitments at September 30, 2003
(proceeds receivable $58,764,909)                                                    Growth

                                                        Principal         Settlement
Agency                                                   amount              date               Value
------------------------------------------------------------------------------------------------------
FNMA, 5s, October 1, 2033                              $8,938,000          10/15/03        $8,938,000
FNMA, 6 1/2s, October 1, 2033                          46,643,000          10/15/03        48,610,775
GNMA, 5s, October 1, 2033                               1,391,000          10/22/03         1,393,608
------------------------------------------------------------------------------------------------------
                                                                                          $58,942,383
------------------------------------------------------------------------------------------------------


Total return swap contracts outstanding
at September 30, 2003                                                              Growth

                                                         Notional       Termination        Unrealized
                                                           amount              date      appreciation
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital Services,
Inc. dated June 13, 2003 to pay quarterly the
notional amount multiplied by the three-month
USD-LIBOR adjusted by a specified spread and
receive (pay) quarterly the notional amount
multiplied by the return of the Merrill Lynch US
High-Yield Cash Pay Index.                             $3,000,131            1/1/05           $61,868

Agreement with Salomon Brothers Holding Co.
dated January 29, 2003 to receive (pay) monthly
the total rate of return of Non US-WGBI in
USD-HED and pay monthly the notional
amount multiplied by the one-month
USD-LIBOR adjusted by a specific spread.               63,656,766           1/31/05           422,509

Agreement with Citigroup Global Markets
dated May 21, 2003 to receive (pay) at maturity
the notional amount multiplied by the total rate
of return of the Lehman Brothers High-Yield
Bond Index and pay the notional amount
multiplied by the six-month USD-LIBOR-BBA
adjusted by a specified spread.                         2,500,041           12/1/03           130,612

Agreement with Deutsche Bank AG dated
September 30, 2003 to receive (pay) at maturity
the notional amount multiplied by the return of
the Lehman Brothers US Corporate High-Yield
Index and pay at maturity the notional amount
multiplied by the eight-month USD-LIBOR
adjusted by a specified spread.                         1,200,046            6/1/04                --
------------------------------------------------------------------------------------------------------
                                                                                             $614,989
------------------------------------------------------------------------------------------------------

Interest rate swap contracts outstanding
at September 30, 2003                                                             Growth

                                                                                            Unrealized
                                                        Notional          Termination     appreciation/
                                                         amount              date        (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Lehman Brothers Special
Financing, Inc. dated May 21, 2003 to pay
semi-annually the notional amount multiplied
by 3.1001% and receive quarterly the notional
amount multiplied by the three-month
USD-LIBOR.                                             $2,227,000           1/15/10           $69,037

Agreement with Merrill Lynch Capital Services,
Inc. dated February 28, 2001 to pay
semi-annually the notional amount multiplied
by 5.815% and receive quarterly the notional
amount multiplied by the three-month
USD-LIBOR-BBA.                                          7,200,000            3/2/11          (900,484)

Agreement with Merrill Lynch Capital Services,
Inc. dated February 28, 2001 to pay
semi-annually the notional amount multiplied
by 5.485% and receive quarterly the notional
amount multiplied by the three-month
USD-LIBOR-BBA.                                          2,500,000            3/2/06          (204,778)

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to receive semi-annually
the notional amount multiplied by the
three-month LIBOR-BBA and pay the notional
amount multiplied by 5.204%.                              553,964            8/1/12           (42,992)

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three-month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%.                     570,000            8/1/22            55,730

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the
three-month LIBOR-BBA and pay semi-annually
the notional amount multiplied by 5.601%.                 283,084           8/12/22            18,983

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the
three-month LIBOR-BBA and pay semi-annually
the notional amount multiplied by 4.94%.                  275,120           8/13/12           (15,802)

Agreement with Deutsche Bank AG dated
July 31, 2002 to receive semi-annually the
notional amount multiplied by the three-month
LIBOR-BBA and pay quarterly the notional
amount multiplied by 5.86%.                               317,679            8/2/32           (32,210)

Agreement with Deutsche Bank AG dated
July 31, 2002 to pay quarterly the notional
amount multiplied by the three-month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.7756%.                    283,084            8/2/22            25,572

Agreement with Goldman Sachs Capital Markets,
LP dated June 10, 2002 to pay quarterly the
notional amount multiplied by the three-month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 3.695%.                   8,267,511           8/15/04           180,232

Agreement with Goldman Sachs Capital Markets,
LP dated June 10, 2002 to pay quarterly the
notional amount multiplied by the three-month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.405%.                   2,448,129           8/15/10          (243,344)

Agreement with Goldman Sachs Capital Markets,
LP dated July 30, 2002 to receive quarterly the
notional amount multiplied by the three-month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.919%.                     639,659            8/1/32           (70,107)

Agreement with Goldman Sachs Capital Markets,
LP dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three-month
USD-LIBOR-BBA and receive semi-annually
the notional amount multiplied by 5.845%.                 570,000            8/1/22            55,119

Agreement with Goldman Sachs Capital Markets,
LP dated August 8, 2002 to receive quarterly
the notional amount multiplied by the
three-month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.689%.                                                317,679           8/12/32           (23,635)

Agreement with Goldman Sachs Capital Markets,
LP dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three-month
USD-LIBOR-BBA and receive semi-annually
the notional amount multiplied by 5.601%.                 283,084           8/12/22            18,684

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied
by 5.152% and receive quarterly the notional
amount multiplied by the three-month
USD-LIBOR-BBA.                                            275,120            8/2/12           (20,166)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied
by 5.7756% and pay quarterly the notional
amount multiplied by the three-month
USD-LIBOR-BBA.                                            283,084            8/2/22            25,336

Agreement with Lehman Brothers Special
Financing, Inc. dated August 1, 2003 to receive
semi-annually the notional amount multiplied
by 3.93% and pay quarterly the notional amount
multiplied by the three-month USD-LIBOR.                4,630,000            8/5/08           155,568
------------------------------------------------------------------------------------------------------
                                                                                            $(949,257)
------------------------------------------------------------------------------------------------------





Forward currency contracts to buy
at September 30, 2003
(aggregate face value $196,264,429)                                              Balanced

                                      Market           Aggregate          Delivery        Unrealized
                                       value          face value            date         appreciation
------------------------------------------------------------------------------------------------------
Australian Dollars                  $70,885,769       $68,008,899          12/17/03        $2,876,870
British Pounds                       26,437,337        26,424,830          12/17/03            12,507
Canadian Dollars                     11,202,219        10,785,218          12/17/03           417,001
Euro                                 11,461,266        11,414,747          12/17/03            46,519
Hong Kong Dollars                     1,627,596         1,614,278          12/17/03            13,318
Japanese Yen                         61,081,112        58,667,651          12/17/03         2,413,461
New Zealand Dollars                     437,212           419,386          12/17/03            17,826
Norwegian Krone                       1,408,077         1,310,272          12/17/03            97,805
Singapore Dollars                     1,246,708         1,226,553          12/17/03            20,155
Swiss Francs                          5,566,000         5,334,294          12/17/03           231,706
Taiwan Dollars                       11,123,914        11,058,301          12/17/03            65,613
------------------------------------------------------------------------------------------------------
                                                                                           $6,212,781
------------------------------------------------------------------------------------------------------


Forward currency contracts to sell
at September 30, 2003
(aggregate face value $240,610,546)                                               Balanced

                                       Market          Aggregate          Delivery          Unrealized
                                        value         face value            date          depreciation
------------------------------------------------------------------------------------------------------
Australian Dollars                  $21,973,806       $21,736,302          12/17/03         $(237,504)
British Pounds                       29,221,290        27,679,949          12/17/03        (1,541,341)
Canadian Dollars                     35,591,541        34,385,448          12/17/03        (1,206,093)
Danish Krone                            875,362           815,541          12/17/03           (59,821)
Euro                                 92,140,078        86,455,379          12/17/03        (5,684,699)
Japanese Yen                         35,910,571        34,999,695          12/17/03          (910,876)
Swedish Krona                           401,999           367,618          12/17/03           (34,381)
Swiss Francs                         35,741,569        34,170,614          12/17/03        (1,570,955)
------------------------------------------------------------------------------------------------------
                                                                                         $(11,245,670)
------------------------------------------------------------------------------------------------------

Futures contracts outstanding
at September 30, 2003                                                             Balanced
                                                                                            Unrealized
                                        Market         Aggregate          Expiration      appreciation/
                                        value         face value             date        (depreciation)
------------------------------------------------------------------------------------------------------
CBT Interest Rate Swap
10 yr (Long)                         $5,275,750        $5,088,153            Dec-03          $187,597
Dow Jones Euro Stoxx
50 (Short)                           32,733,654        35,173,397            Dec-03         2,439,743
Euro Bund 10 yr (Long)               88,761,482        86,177,787            Dec-03         2,583,695
Japanese Government Bond
10 yr Simex (Long)                   94,177,079        93,576,690            Dec-03           600,389
Russell 2000 Index (Short)          332,713,700       344,781,482            Dec-03        12,067,782
S&P 500 Index (Long)                256,229,275       262,506,461            Dec-03        (6,277,186)
S&P 500 Index (Short)                30,817,100        31,571,423            Dec-03           754,323
SPI 200 Index (Short)                15,808,930        15,997,816            Dec-03           188,886
Tokyo Price Index (Long)             45,278,807        45,659,809            Dec-03          (381,002)
U.S. Treasury Bond 20 yr (Long)       6,953,688         6,502,962            Dec-03           450,726
U.S. Treasury Note
2 yr (Short)                         23,284,125        22,979,917            Dec-03          (304,208)
U.S. Treasury Note
5 yr (Short)                         24,736,188        24,075,565            Dec-03          (660,623)
U.S. Treasury Note
10 yr (Long)                        112,217,887       108,429,635            Dec-03         3,788,252
U.S. Treasury Note
10 yr (Short)                       221,570,125       210,902,996            Dec-03       (10,667,129)
------------------------------------------------------------------------------------------------------
                                                                                           $4,771,245
------------------------------------------------------------------------------------------------------


Credit default contracts outstanding
at September 30, 2003
(premiums received $44,967)                                                         Balanced

                                                                           Notional            Market
                                                                            amount              value
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch International effective May 1, 2003, maturing on June 20, 2008, to receive a premium equal to 7.801%
times the notional amount. Upon a credit default event of Liberty
Media Corp. 7.875% due 7/15/09 the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of Liberty Media Corp.
7.875%, 2009.                                                              $150,000           $10,950

Agreement with Merrill Lynch International dated June 26, 2003, maturing on September 20, 2008, to receive a premium equal to
11.09% times the notional amount. Upon a credit default event of The Gap, Inc. 5.75% due 3/15/09, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of The Gap, Inc.
5.75%, 2009.                                                                300,000            24,579
------------------------------------------------------------------------------------------------------
                                                                                              $35,529
------------------------------------------------------------------------------------------------------


TBA sales commitments at September 30, 2003
(proceeds receivable $96,092,948)                                                  Balanced

                                                        Principal        Settlement           Market
Agency                                                   amount              date             value
------------------------------------------------------------------------------------------------------
FNMA, 5s, October 1, 2033                             $73,937,000          10/15/03       $73,937,000
GNMA, 5s, October 1, 2033                              22,713,000          10/22/03        22,755,587
------------------------------------------------------------------------------------------------------
                                                                                          $96,692,587
------------------------------------------------------------------------------------------------------

Total return swap contracts outstanding
at September 30, 2003                                                              Balanced

                                                                                          Unrealized
                                                         Notional       Termination      appreciation/
                                                          amount            date        (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital Services,
Inc. dated June 13, 2003 to pay quarterly the
notional multiplied by the three-month
USD-LIBOR adjusted by a specified spread and
receive (pay) quarterly the notional amount
multiplied by the return of the Merrill Lynch
US High Yield Cash Pay Index.                          $1,599,950            1/1/05           $32,993

Agreement with Salomon Brothers Holding Co.
dated January 29, 2003 to receive (pay) monthly
the total rate of return of Non US-WGBI in
USD-HED and pay monthly the notional
amount multiplied by the one-month
USD-LIBOR adjusted by a specified spread.             103,492,349           1/31/05           686,911

Agreement with Citigroup Global Markets
dated May 21, 2003 to receive (pay) at maturity
the notional amount multiplied by the total rate
of return of the Lehman Brothers High-Yield
Bond Index and pay the notional amount
multiplied by the six-month USD-LIBOR-BBA
adjusted by a specified spread.                         8,000,256           12/1/03           417,964

Agreement with UBS AG dated
September 2, 2003 to receive (pay) at
maturity the notional amount multiplied by
the price return of the S&P 500 Index,
capped at 9%.                                           4,995,809           10/2/03           (55,798)

Agreement with UBS AG dated
September 2, 2003 to (pay) receive at
maturity the notional amount multiplied by
the price return of the S&P 500 Index.                  4,999,308           10/2/03            59,297

Agreement with Deutsche Bank AG dated
September 30, 2003 to receive (pay) at
maturity the notional amount multiplied by the
return of the Lehman Brothers US Corporate
High-Yield Index and pay at maturity the
notional amount multiplied by the eight-month
USD-LIBOR adjusted by a specified spread.              7,500,290             6/1/04                --
------------------------------------------------------------------------------------------------------
                                                                                           $1,141,367
------------------------------------------------------------------------------------------------------

Interest rate swap contracts outstanding
at September 30, 2003                                                            Balanced

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to receive semi-annually
the notional amount multiplied by the
three-month LIBOR-BBA and pay the notional
amount multiplied by 5.204%.                           $2,444,243            8/1/12         $(189,694)

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three-month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%.                   2,515,000            8/1/22           245,897

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the
three-month LIBOR-BBA and pay semi-annually
the notional amount multiplied by 5.601%.               1,251,434           8/12/22            83,919

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the
three-month LIBOR-BBA and pay semi-annually
the notional amount multiplied by 4.94%.                1,216,226           8/13/12           (69,858)

Agreement with Deutsche Bank AG dated
July 31, 2002 to receive semi-annually the
notional amount multiplied by the three-month
LIBOR-BBA and pay quarterly the notional
amount multiplied by 5.86%.                             1,404,369            8/2/32          (142,392)

Agreement with Deutsche Bank AG dated
July 31, 2002 to pay quarterly the notional
amount multiplied by the three-month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.7756%.                  1,251,434            8/2/22           113,048

Agreement with Goldman Sachs Capital Markets,
LP dated June 10, 2002 to pay quarterly the
notional amount multiplied by the three-month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 3.695%.                  30,773,514           8/15/04           670,863

Agreement with Goldman Sachs Capital Markets,
LP dated June 10, 2002 to pay quarterly the
notional amount multiplied by the three-month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.405%.                   9,013,565           8/15/10          (895,948)

Agreement with Goldman Sachs Capital Markets,
LP dated July 30, 2002 to receive quarterly the
notional amount multiplied by the three-month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.919%.                   2,822,353            8/1/32          (309,330)

Agreement with Goldman Sachs Capital Markets,
LP dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three-month
USD-LIBOR-BBA and receive semi-annually
the notional amount multiplied by 5.845%.               2,515,000            8/1/22           243,201

Agreement with Goldman Sachs Capital Markets,
LP dated August 8, 2002 to receive quarterly
the notional amount multiplied by the
three-month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.689%.                                              1,404,369           8/12/32          (104,485)

Agreement with Goldman Sachs Capital Markets,
LP dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three-month
USD-LIBOR-BBA and receive semi-annually
the notional amount multiplied by 5.601%.               1,251,434           8/12/22            82,595

Agreement with Bank of America, N.A. dated
September 30, 2003 to pay semi-annually the
notional amount multiplied by 1.77% and receive
quarterly the notional amount multiplied by the
three-month LIBOR.                                      5,086,034           10/2/05                --

Agreement with Bank of America, N.A. dated
September 30, 2003 to receive semi-annually
the notional amount multiplied by 4.3675% and
pay quarterly the notional amount multiplied by
the three-month LIBOR.                                  4,656,229           10/2/13                --

Agreement with Bank of America, N.A. dated
September 30, 2003 to pay semi-annually the
notional amount multiplied by 1.775% and
receive quarterly the notional amount multiplied
by the three-month LIBOR.                               2,328,114           10/2/05                --

Agreement with Bank of America, N.A. dated
September 30, 2003 to receive semi-annually
the notional amount multiplied by 4.36% and
pay quarterly the notional amount multiplied by
the three-month LIBOR.                                  2,127,538           10/2/13                --

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied
by 5.152% and receive quarterly the notional
amount multiplied by the three-month
USD-LIBOR-BBA.                                          1,216,226            8/2/12           (89,149)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied
by 5.7756% and pay quarterly the notional
amount multiplied by the three-month
USD-LIBOR-BBA.                                          1,251,434            8/2/22           112,003

Agreement with Lehman Brothers Special
Financing, Inc. dated August 1, 2003 to receive
semi-annually the notional amount multiplied
by 3.93% and pay quarterly the notional amount
multiplied by the three-month USD-LIBOR.               26,040,000            8/5/08           874,944

Agreement with Lehman Brothers Special
Financing, Inc. dated September 12, 2003 to
receive semi-annually the notional amount
multiplied by 4.6475% and pay quarterly the
notional amount multiplied by the three-month
USD-LIBOR.                                             11,581,250           9/16/13           281,424
------------------------------------------------------------------------------------------------------
                                                                                             $907,038
------------------------------------------------------------------------------------------------------




Forward currency contracts to buy
at September 30, 2003
(aggregate face value $68,965,269)                                              Conservative

                                       Market          Aggregate          Delivery         Unrealized
                                       value          face value            date          appreciation
------------------------------------------------------------------------------------------------------
Australian Dollars                  $20,396,279       $19,577,051          12/17/03          $819,228
British Pounds                       15,314,810        14,551,317          12/17/03           763,493
Canadian Dollars                      2,702,093         2,601,509          12/17/03           100,584
Danish Krone                            735,103           684,868          12/17/03            50,235
Euro                                  2,550,665         2,458,968          12/17/03            91,697
Hong Kong Dollars                       385,652           382,497          12/17/03             3,155
Japanese Yen                         16,176,528        15,431,407          12/17/03           745,121
New Zealand Dollars                     610,214           585,335          12/17/03            24,879
Norwegian Krone                       1,432,389         1,332,895          12/17/03            99,494
Swedish Krona                         4,077,987         3,933,051          12/17/03           144,936
Swiss Franc                           4,674,361         4,512,966          12/17/03           161,395
Singapore Dollar                        378,773           372,650          12/17/03             6,123
Taiwan Dollar                         2,555,830         2,540,755          12/17/03            15,075
------------------------------------------------------------------------------------------------------
                                                                                           $3,025,415
------------------------------------------------------------------------------------------------------

Forward currency contracts to sell
at September 30, 2003
(aggregate face value $32,039,461)                                               Conservative

                                       Market          Aggregate          Delivery        Unrealized
                                       value           face value           date         depreciation
------------------------------------------------------------------------------------------------------
Canadian Dollars                     $6,684,864        $6,477,108          12/17/03         $(207,756)
Euro                                 20,231,099        19,208,079          12/17/03        (1,023,020)
Japanese Yen                          2,641,180         2,601,011          12/17/03           (40,169)
Norwegian Krone                       1,278,888         1,199,248          12/17/03           (79,640)
Swedish Krona                            78,892            72,145          12/17/03            (6,747)
Swiss Franc                           2,590,583         2,481,870          12/17/03          (108,713)
------------------------------------------------------------------------------------------------------
                                                                                          $(1,466,045)
------------------------------------------------------------------------------------------------------

Futures contracts outstanding
at September 30, 2003                                                          Conservative
                                                                                            Unrealized
                                        Market         Aggregate          Expiration      appreciation/
                                        value         face value              date       (depreciation)
------------------------------------------------------------------------------------------------------
CBT Interest Rate Swap
10 yr (Long)                         $5,724,750        $5,605,346            Dec-03          $119,404
Euro Bund 10 yr (Long)               41,028,721        39,834,445            Dec-03         1,194,276
Dow Jones Euro Stoxx
50 (Short)                           15,120,764        16,247,763            Dec-03         1,126,999
Japanese Government Bond
10 yr Simex (Long)                   43,220,772        42,947,433            Dec-03           273,339
Russell 2000 Index (Short)           40,979,400        42,466,341            Dec-03         1,486,941
S&P 500 Index (Short)                49,456,475        50,583,880            Dec-03         1,127,405
S&P 500 Index (Long)                  1,242,625         1,277,021            Dec-03           (34,396)
Tokyo Price Index (Long)             20,911,899        21,087,864            Dec-03          (175,965)
U.S. Treasury Bond 20 yr (Long)      21,646,156        20,784,508            Dec-03           861,648
U.S. Treasury Note
2 yr (Short)                         14,444,781        14,256,060            Dec-03          (188,721)
U.S. Treasury Note
5 yr (Short)                          6,921,594         6,802,085            Dec-03          (119,509)
U.S. Treasury Note
10 yr (Short)                       102,245,500        97,321,054            Dec-03        (4,924,446)
U.S. Treasury Note
10 yr (Long)                         69,348,125        66,540,349            Dec-03         2,807,776
------------------------------------------------------------------------------------------------------
                                                                                           $3,554,751
------------------------------------------------------------------------------------------------------


Credit default contracts outstanding
at September 30, 2003
(premiums received $35,419)                                                      Conservative

                                                                           Notional            Market
                                                                            amount             value
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch International effective May 1, 2003, maturing on June 20, 2008, to receive a premium equal to 7.801%
times the notional amount. Upon a credit default event of Liberty
Media Corp 7.875% due 7/15/09 the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of Liberty Media Corp
7.875%, 2009.                                                              $120,000            $8,760

Agreement with Merrill Lynch International effective June 26, 2003, maturing on September 20, 2008, to receive a premium equal to
11.09% times the notional amount. Upon a credit default event of
The Gap, Inc. 5.75% due 3/15/09 the fund makes a payment of the proportional notional amount times the difference between the
par value and the then-market value of The Gap, Inc. 5.75%, 2009.           235,000            19,254
------------------------------------------------------------------------------------------------------
                                                                                              $28,014
------------------------------------------------------------------------------------------------------


TBA sales commitments at September 30, 2003
(proceeds receivable $91,082,002)                                                Conservative

                                                        Principal        Settlement            Market
Agency                                                     amount              date             value
------------------------------------------------------------------------------------------------------
FNMA, 5s, October 1, 2033                             $68,056,000          10/15/03       $68,056,000
GNMA, 5s, October 1, 2033                              23,378,000          10/22/03        23,421,834
------------------------------------------------------------------------------------------------------
                                                                                          $91,477,834
------------------------------------------------------------------------------------------------------

Total return swap contracts outstanding
at September 30, 2003                                                            Conservative

                                                         Notional       Termination        Unrealized
                                                           amount              date      appreciation
------------------------------------------------------------------------------------------------------
Agreement with Lehman Brothers Special
Financing, Inc. dated June 30, 2003 to receive
(pay) quarterly the notional amount multiplied
by the return of the Lehman U.S. High Yield
Index and pay quarterly the notional amount
multiplied by the three month USD LIBOR
adjusted by a specified spread.                       $10,000,307            4/1/04          $250,834

Agreement with Merrill Lynch Capital Services,
Inc. dated June 13, 2003 to pay quarterly the
notional amount multiplied by the three-month
USD-LIBOR adjusted by a specified spread and
receive (pay) quarterly the notional amount
multiplied by the return of the Merrill Lynch US
High-Yield Cash Pay Index.                              4,699,965            1/1/05            96,922

Agreement with Salomon Brothers Holding Co.
dated January 29, 2003 to receive (pay) monthly
the total rate of return of Non US-WGBI in
USD-HED and pay monthly the notional
amount multiplied by the one-month
USD-LIBOR adjusted by a specified spread.             $92,882,815           1/31/05          $616,491

Agreement with Goldman Sachs Capital Markets,
LP dated July 31, 2002 to pay monthly the
notional amount multiplied by the one month
USD-LIBOR-BBA and receive (pay) monthly
the notional amount multiplied by the Lehman
Brothers High Yield Index.                              7,488,943            2/1/04           217,367
------------------------------------------------------------------------------------------------------
                                                                                           $1,181,614
------------------------------------------------------------------------------------------------------

Interest rate swap contracts outstanding
at September 30, 2003                                                          Conservative
                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                          amount            date       (depreciation)
------------------------------------------------------------------------------------------------------

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to receive semi-annually
the notional amount multiplied by the
three-month LIBOR-BBA and pay the notional
amount multiplied by 5.204%.                            1,603,579            8/1/12          (124,452)

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three-month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%                    1,650,000            8/1/22           161,324

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the
three-month LIBOR-BBA and pay semi-annually
the notional amount multiplied by 5.601%.                 824,399           8/12/22            55,282

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the
three-month LIBOR-BBA and pay semi-annually
the notional amount multiplied by 4.94%.                  801,206           8/13/12           (46,020)

Agreement with Deutsche Bank AG dated
July 31, 2002 to receive semi-annually the
notional amount multiplied by the three-month
LIBOR-BBA and pay quarterly the notional
amount multiplied by 5.86%.                               925,147            8/2/32           (93,803)

Agreement with Deutsche Bank AG dated
July 31, 2002 to pay quarterly the notional
amount multiplied by the three-month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.7756%.                    824,399            8/2/22            74,472

Agreement with Goldman Sachs Capital Markets,
LP dated June 10, 2002 to pay quarterly the
notional amount multiplied by the three-month
USD LIBOR-BBA and receive semi-annually
the notional amount multiplied by 3.695%.              19,290,859           8/15/04           420,541

Agreement with Goldman Sachs Capital Markets,
LP dated June 10, 2002 to pay quarterly the
notional amount multiplied by the three-month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.405%.                   5,675,208           8/15/10          (564,116)

Agreement with Goldman Sachs Capital Markets,
LP dated July 30, 2002 to receive quarterly the
notional amount multiplied by the three-month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.919%.                   1,851,643            8/1/32          (202,940)

Agreement with Goldman Sachs Capital Markets,
LP dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three-month
USD-LIBOR-BBA and receive semi-annually
the notional amount multiplied by 5.845%.               1,650,000            8/1/22           159,555

Agreement with Goldman Sachs Capital Markets,
LP dated August 8, 2002 to receive quarterly the
notional amount multiplied by the three-month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.689%.                     925,147           8/12/32           (68,831)

Agreement with Goldman Sachs Capital Markets,
LP dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three-month
USD-LIBOR-BBA and receive semi-annually
the notional amount multiplied by 5.601%.                 824,399           8/12/22            54,410

Agreement with Bank of America, N.A. dated
September 30, 2003 to pay semi-annually the
notional amount multiplied by 1.77% and receive
quarterly the notional amount multiplied by the
three month LIBOR.                                      6,330,766           10/2/05                --

Agreement with Bank of America, N.A. dated
September 30, 2003 to receive semi-annually
the notional amount multiplied by 4.3675% and
pay quarterly the notional amount multiplied by
the three month LIBOR.                                  5,795,771           10/2/13                --

Agreement with Bank of America, N.A. dated
September 30, 2003 to pay semi-annually the
notional amount multiplied by 1.775% and
receive quarterly the notional amount multiplied
by the three month LIBOR.                               2,897,886           10/2/05                --

Agreement with Bank of America, N.A. dated
September 30, 2003 to receive semi-annually
the notional amount multiplied by 4.36% and
pay quarterly the notional amount multiplied
by the three month LIBOR.                               2,648,222           10/2/13                --

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied
by 5.152% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            801,206            8/2/12           (58,728)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied
by 5.7756% and pay quarterly the notional
amount multiplied by the three-month
USD-LIBOR-BBA.                                            824,399            8/2/22            73,784

Agreement with Lehman Brothers Special
Financing, Inc. dated August 1, 2003 to receive
semi-annually the notional amount multiplied
by 3.93% and pay quarterly the notional amount
multiplied by the three-month USD-LIBOR.               20,250,000            8/5/08           680,400

Agreement with Lehman Brothers Special
Financing, Inc. dated September 12, 2003 to
pay semi-annually the notional amount
multiplied by 4.6475% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR.                                              5,100,000           9/16/13          (123,930)
------------------------------------------------------------------------------------------------------
                                                                                             $396,948
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
September 30, 2003
Putnam Asset Allocation: Growth Portfolio

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $42,804,599
of securities on loan (identified cost $1,446,571,321)
(Note 1)                                                       $1,541,025,162
-------------------------------------------------------------------------------
Cash                                                                  333,320
-------------------------------------------------------------------------------
Foreign currency (cost $10,224,923) (Note 1)                       10,493,416
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           5,997,020
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,474,774
-------------------------------------------------------------------------------
Receivable for securities sold                                     68,462,826
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         1,219,250
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              244,784
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             4,982,861
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           1,328,061
-------------------------------------------------------------------------------
Total assets                                                    1,636,561,474

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                  103,010,933
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         19,470,139
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,182,872
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            809,003
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 96,205
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,544
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                681,513
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                9,221,510
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                673,439
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            1,553,518
-------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$58,764,909) (Note 1)                                              58,942,383
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 44,341,857
-------------------------------------------------------------------------------
Other accrued expenses                                                165,541
-------------------------------------------------------------------------------
Total liabilities                                                 241,150,457
-------------------------------------------------------------------------------
Net assets                                                     $1,395,411,017

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,838,395,695
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       26,387,708
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (558,308,025)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  88,935,639
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,395,411,017

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($629,577,543 divided by 68,252,428 shares)                             $9.22
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.22)*                  $9.78
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($236,650,363 divided by 26,123,403 shares)**                           $9.06
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($76,075,300 divided by 8,517,560 shares)**                             $8.93
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($32,489,869 divided by 3,580,371 shares)                               $9.07
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.07)*                  $9.40
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,193 divided by 129 shares)                            $9.21
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($420,616,749 divided by 45,220,847 shares)               $9.30
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2003

Putnam Asset Allocation: Growth Portfolio

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,271,714)                      $19,224,311
-------------------------------------------------------------------------------
Interest                                                           18,035,204
-------------------------------------------------------------------------------
Securities lending                                                    215,131
-------------------------------------------------------------------------------
Total investment income                                            37,474,646

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    8,312,756
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      5,339,062
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             42,914
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       21,674
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,497,930
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,142,744
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 698,630
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 238,481
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       4
-------------------------------------------------------------------------------
Other                                                                 886,649
-------------------------------------------------------------------------------
Total expenses                                                     19,180,844
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (863,874)
-------------------------------------------------------------------------------
Net expenses                                                       18,316,970
-------------------------------------------------------------------------------
Net investment income                                              19,157,676
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                  (93,216,684)
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                       10,637,608
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                   (30,857,794)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)         7,978,116
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  417,554
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                 (5,597,316)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, written options and TBA sales
commitments during the year                                       369,192,310
-------------------------------------------------------------------------------
Net gain on investments                                           258,553,794
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $277,711,470
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

Putnam Asset Allocation: Growth Portfolio

                                                             Year ended
                                                            September 30
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $19,157,676      $27,760,468
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                           (105,041,200)    (164,134,953)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               363,594,994      (27,942,207)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        277,711,470     (164,316,692)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
    Class A                                      (16,848,556)     (22,475,843)
-------------------------------------------------------------------------------
    Class B                                       (4,227,207)      (6,894,287)
-------------------------------------------------------------------------------
    Class C                                       (1,395,648)      (2,305,813)
-------------------------------------------------------------------------------
    Class M                                         (754,955)      (1,316,159)
-------------------------------------------------------------------------------
    Class Y                                      (13,371,921)     (16,667,668)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (142,854,353)     (68,305,231)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           98,258,830     (282,281,693)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,297,152,187    1,579,433,880
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $26,387,708 and
$27,183,448, respectively)                    $1,395,411,017   $1,297,152,187
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $7.69           $8.94          $14.47          $14.35          $11.76
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .13             .17             .26             .28             .14
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.64           (1.12)          (2.97)           1.56            2.82
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.77            (.95)          (2.71)           1.84            2.96
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.24)           (.30)           (.19)           (.16)           (.10)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (2.63)          (1.56)           (.27)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.24)           (.30)          (2.82)          (1.72)           (.37)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $9.22           $7.69           $8.94          $14.47          $14.35
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     23.41          (11.29)         (22.41)          12.77           25.55
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $629,578        $573,390        $671,127        $817,887        $664,640
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.35            1.30            1.25            1.18            1.21
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.54            1.80            2.35            1.87            1.00
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    126.07           82.18           98.60          155.18          105.11
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $7.54           $8.76          $14.21          $14.12          $11.59
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .06             .10             .17             .16             .03
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.62           (1.11)          (2.92)           1.55            2.78
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.68           (1.01)          (2.75)           1.71            2.81
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.16)           (.21)           (.07)           (.06)           (.01)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (2.63)          (1.56)           (.27)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.16)           (.21)          (2.70)          (1.62)           (.28)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $9.06           $7.54           $8.76          $14.21          $14.12
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     22.57          (11.99)         (23.04)          11.98           24.52
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $236,650        $205,744        $297,887        $469,645        $470,073
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.10            2.05            2.00            1.93            1.96
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .78            1.05            1.60            1.07             .25
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    126.07           82.18           98.60          155.18          105.11
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $7.44           $8.64          $14.08          $14.00          $11.50
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .06             .09             .17             .17             .03
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.59           (1.07)          (2.89)           1.53            2.75
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.65            (.98)          (2.72)           1.70            2.78
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.16)           (.22)           (.09)           (.06)           (.01)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (2.63)          (1.56)           (.27)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.16)           (.22)          (2.72)          (1.62)           (.28)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.93           $7.44           $8.64          $14.08          $14.00
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     22.47          (11.88)         (23.08)          12.01           24.47
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $76,075         $67,431         $95,848        $135,439        $103,209
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.10            2.05            2.00            1.93            1.96
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .78            1.05            1.60            1.13             .25
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    126.07           82.18           98.60          155.18          105.11
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS M
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $7.56           $8.78          $14.25          $14.15          $11.60
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .08             .12             .20             .20             .07
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.61           (1.10)          (2.93)           1.55            2.80
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.69            (.98)          (2.73)           1.75            2.87
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.18)           (.24)           (.11)           (.09)           (.05)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (2.63)          (1.56)           (.27)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.18)           (.24)          (2.74)          (1.65)           (.32)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $9.07           $7.56           $8.78          $14.25          $14.15
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     22.70          (11.65)         (22.84)          12.25           25.05
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $32,490         $34,056         $48,911         $67,225         $59,604
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.85            1.80            1.75            1.68            1.71
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.02            1.30            1.85            1.35             .50
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    126.07           82.18           98.60          155.18          105.11
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS R
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  For the period
                                                                                                                 January 21, 2003+
Per-share                                                                                                        to September 30
operating performance                                                                                                       2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                        $8.08
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                                    .07
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                         1.06
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                       1.13
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                              $9.21
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                     13.99*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                                $1
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                                   1.11*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                    .89*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                    126.07
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $7.76           $9.01          $14.58          $14.44          $11.84
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .15             .19             .29             .32             .17
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.65           (1.12)          (3.01)           1.58            2.83
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.80            (.93)          (2.72)           1.90            3.00
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.26)           (.32)           (.22)           (.20)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (2.63)          (1.56)           (.27)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.26)           (.32)          (2.85)          (1.76)           (.40)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $9.30           $7.76           $9.01          $14.58          $14.44
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     23.70          (10.97)         (22.30)          13.14           25.76
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $420,617        $416,532        $465,661        $488,376        $386,363
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.10            1.05            1.00             .93             .96
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.79            2.05            2.61            2.13            1.24
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    126.07           82.18           98.60          155.18          105.11
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
September 30, 2003

Putnam Asset Allocation: Balanced Portfolio

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $74,994,780
of securities on loan (identified cost $2,393,109,463)
(Note 1)                                                       $2,524,582,287
-------------------------------------------------------------------------------
Cash                                                                1,686,666
-------------------------------------------------------------------------------
Foreign currency (cost $8,109,354) (Note 1)                         8,498,092
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          11,182,767
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,269,543
-------------------------------------------------------------------------------
Receivable for securities sold                                    110,429,192
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         3,905,059
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                            2,114,910
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             6,373,381
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           1,308,119
-------------------------------------------------------------------------------
Total assets                                                    2,672,350,016

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                  269,307,803
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         48,576,952
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        3,202,224
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,014,449
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                116,274
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,613
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,086,698
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)               11,406,270
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                912,109
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $44,967) (Note 1)                                             35,529
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            1,856,654
-------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$96,092,948) (Note 1)                                              96,692,587
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 77,917,816
-------------------------------------------------------------------------------
Other accrued expenses                                                177,421
-------------------------------------------------------------------------------
Total liabilities                                                 512,304,399
-------------------------------------------------------------------------------
Net assets                                                      2,160,045,617

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                 2,619,357,313
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       17,950,003
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (610,389,017)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 133,127,318
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,160,045,617

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,156,735,995 divided by 124,898,042 shares)                          $9.26
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.26)*                  $9.82
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($310,615,732 divided by 33,754,115 shares)**                           $9.20
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($87,992,489 divided by 9,640,237 shares)**                             $9.13
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($39,901,568 divided by 4,317,139 shares)                               $9.24
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.24)*                  $9.58
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,100 divided by 119 shares)                            $9.25
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($564,798,733 divided by 60,924,656 shares)               $9.27
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended September 30, 2003

Putnam Asset Allocation: Balanced Portfolio

Investment income:
-------------------------------------------------------------------------------
Interest                                                          $36,892,822
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $969,755)                         22,132,305
-------------------------------------------------------------------------------
Securities lending                                                    358,712
-------------------------------------------------------------------------------
Total investment income                                            59,383,839

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   12,441,931
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      6,656,289
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             53,237
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       25,088
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,776,779
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,822,986
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 857,537
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 299,620
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       4
-------------------------------------------------------------------------------
Other                                                               1,108,760
-------------------------------------------------------------------------------
Total expenses                                                     27,042,231
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (880,880)
-------------------------------------------------------------------------------
Net expenses                                                       26,161,351
-------------------------------------------------------------------------------
Net investment income                                              33,222,488
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                  (75,963,639)
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        7,093,076
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                   (70,905,629)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)        20,001,354
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  639,966
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                741,191
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                 (6,575,011)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts, written
options and TBA sales commitments during the year                 432,982,603
-------------------------------------------------------------------------------
Net gain on investments                                           308,013,911
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $341,236,399
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

Putnam Asset Allocation: Balanced Portfolio

                                                             Year ended
                                                             September 30
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $33,222,488      $47,703,687
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                           (118,393,681)    (177,065,950)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               426,407,592      (95,011,994)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        341,236,399     (224,374,257)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
    Class A                                      (29,060,156)     (39,473,269)
-------------------------------------------------------------------------------
    Class B                                       (5,371,669)      (8,703,486)
-------------------------------------------------------------------------------
    Class C                                       (1,680,124)      (2,903,130)
-------------------------------------------------------------------------------
    Class M                                         (879,743)      (1,422,177)
-------------------------------------------------------------------------------
    Class R                                              (11)              --
-------------------------------------------------------------------------------
    Class Y                                      (18,119,767)     (24,697,455)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (239,347,318)     (34,422,804)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           46,777,611     (335,996,578)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              2,113,268,006    2,449,264,584
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $17,950,003 and
$9,168,060, respectively)                     $2,160,045,617   $2,113,268,006
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.10           $9.20          $12.99          $12.28          $10.66
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .14             .18             .26             .31             .23
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.25            (.98)          (2.23)           1.59            1.78
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.39            (.80)          (1.97)           1.90            2.01
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.23)           (.30)           (.38)           (.26)           (.21)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (1.44)           (.93)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.23)           (.30)          (1.82)          (1.19)           (.39)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $9.26           $8.10           $9.20          $12.99          $12.28
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     17.40           (9.20)         (17.11)          15.88           19.09
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $1,156,736      $1,073,716      $1,237,229      $1,377,302        $873,219
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.20            1.15            1.11            1.09            1.14
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.62            1.96            2.39            2.37            1.89
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    145.04          108.47          131.05          182.86          119.70
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.05           $9.14          $12.92          $12.22          $10.61
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .08             .11             .18             .20             .14
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.23            (.98)          (2.23)           1.59            1.78
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.31            (.87)          (2.05)           1.79            1.92
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.16)           (.22)           (.29)           (.16)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (1.44)           (.93)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.16)           (.22)          (1.73)          (1.09)           (.31)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $9.20           $8.05           $9.14          $12.92          $12.22
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     16.52           (9.86)         (17.78)          15.01           18.22
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $310,616        $268,219        $381,633        $535,663        $553,738
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.95            1.90            1.86            1.84            1.89
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .87            1.21            1.64            1.56            1.13
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    145.04          108.47          131.05          182.86          119.70
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $7.99           $9.08          $12.83          $12.15          $10.56
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .07             .11             .17             .20             .13
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.23            (.97)          (2.19)           1.57            1.77
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.30            (.86)          (2.02)           1.77            1.90
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.16)           (.23)           (.29)           (.16)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (1.44)           (.93)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.16)           (.23)          (1.73)          (1.09)           (.31)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $9.13           $7.99           $9.08          $12.83          $12.15
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     16.52           (9.90)         (17.65)          14.97           18.14
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $87,992         $87,252        $119,926        $142,761        $120,660
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.95            1.90            1.86            1.84            1.89
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .87            1.21            1.64            1.58            1.12
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    145.04          108.47          131.05          182.86          119.70
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS M
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.08           $9.18          $12.97          $12.26          $10.65
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .09             .14             .20             .24             .17
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.25            (.99)          (2.23)           1.59            1.78
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.34            (.85)          (2.03)           1.83            1.95
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.18)           (.25)           (.32)           (.19)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (1.44)           (.93)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.18)           (.25)          (1.76)          (1.12)           (.34)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $9.24           $8.08           $9.18          $12.97          $12.26
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     16.85           (9.68)         (17.57)          15.33           18.45
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $39,902         $42,753         $55,313         $70,757         $66,854
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.70            1.65            1.61            1.59            1.64
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.11            1.46            1.89            1.84            1.38
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    145.04          108.47          131.05          182.86          119.70
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS R
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  For the period
                                                                                                                 January 21, 2003+
Per-share                                                                                                        to September 30
operating performance                                                                                                       2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                        $8.50
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                                    .08
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                          .76
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                        .84
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                           (.09)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                         (.09)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                              $9.25
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                     10.00*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                                $1
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                                   1.00*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                    .95*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                    145.04
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.11           $9.21          $13.00          $12.29          $10.67
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .16             .21             .29             .33             .26
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.25            (.99)          (2.24)           1.60            1.78
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.41            (.78)          (1.95)           1.93            2.04
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.25)           (.32)           (.40)           (.29)           (.24)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (1.44)           (.93)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.25)           (.32)          (1.84)          (1.22)           (.42)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $9.27           $8.11           $9.21          $13.00          $12.29
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     17.67           (8.96)         (16.89)          16.15           19.37
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $564,799        $641,329        $655,163        $583,691        $410,335
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                    .95             .90             .86             .84             .89
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.87            2.21            2.64            2.58            2.10
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    145.04          108.47          131.05          182.86          119.70
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
September 30, 2003

Putnam Asset Allocation: Conservative Portfolio

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $15,506,944
of securities on loan (identified cost $1,216,242,980)
(Note 1)                                                       $1,256,858,294
-------------------------------------------------------------------------------
Cash                                                                1,705,531
-------------------------------------------------------------------------------
Foreign currency (cost $5,931,963) (Note 1)                         6,206,806
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           7,727,801
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,319,705
-------------------------------------------------------------------------------
Receivable for securities sold                                     93,329,355
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         2,861,382
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                            1,762,150
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             3,035,896
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             264,627
-------------------------------------------------------------------------------
Total assets                                                    1,376,071,547

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                  224,032,190
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          5,468,437
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,652,947
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            653,868
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 47,547
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,479
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                564,353
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                1,476,526
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                334,668
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $35,419) (Note 1)                                             28,014
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            1,282,820
-------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$91,082,002) (Note 1)                                              91,477,834
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 16,049,868
-------------------------------------------------------------------------------
Other accrued expenses                                                 69,575
-------------------------------------------------------------------------------
Total liabilities                                                 343,140,126
-------------------------------------------------------------------------------
Net assets                                                      1,032,931,421

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                 1,132,274,507
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        9,038,274
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (155,592,690)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  47,211,330
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,032,931,421

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($680,678,335 divided by 78,672,426 shares)                             $8.65
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.65)*                  $9.18
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($127,585,666 divided by 14,836,790 shares)**                           $8.60
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($38,867,694 divided by 4,530,226 shares)**                             $8.58
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($16,114,434 divided by 1,875,417 shares)                               $8.59
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.59)*                  $8.90
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,099 divided by 127 shares)                            $8.65
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($169,684,193 divided by 19,633,297 shares)               $8.64
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended September 30, 2003

Putnam Asset Allocation: Conservative Portfolio

Investment income:
-------------------------------------------------------------------------------
Interest                                                          $33,674,095
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $150,536)                          4,113,441
-------------------------------------------------------------------------------
Securities lending                                                     77,544
-------------------------------------------------------------------------------
Total investment income                                            37,865,080

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,285,779
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      4,111,441
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             28,748
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       14,707
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,538,836
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,150,246
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 371,140
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 128,724
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       4
-------------------------------------------------------------------------------
Other                                                                 529,002
-------------------------------------------------------------------------------
Total expenses                                                     14,158,627
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (177,174)
-------------------------------------------------------------------------------
Net expenses                                                       13,981,453
-------------------------------------------------------------------------------
Net investment income                                              23,883,627
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                      494,115
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)         8,955,220
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        8,989,428
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                   (19,706,307)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  222,349
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)               (459,848)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                  1,424,743
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, credit default
contracts and TBA sales commitments during the year               110,299,105
-------------------------------------------------------------------------------
Net gain on investments                                           110,218,805
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $134,102,432
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

Putnam Asset Allocation: Conservative Portfolio

                                                             Year ended
                                                            September 30
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $23,883,627      $38,953,413
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                             (1,505,043)     (56,540,761)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               111,723,848      (12,092,943)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        134,102,432      (29,680,291)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
    Class A                                      (31,284,307)     (36,751,108)
-------------------------------------------------------------------------------
    Class B                                       (5,121,651)      (7,008,945)
-------------------------------------------------------------------------------
    Class C                                       (1,672,009)      (2,321,297)
-------------------------------------------------------------------------------
    Class M                                         (862,867)      (1,191,704)
-------------------------------------------------------------------------------
    Class R                                              (18)              --
-------------------------------------------------------------------------------
    Class Y                                      (10,081,293)     (13,899,862)
-------------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                          35,274,268       19,272,299
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          120,354,555      (71,580,908)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                912,576,866      984,157,774
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $9,038,274 and
$14,086,588, respectively)                    $1,032,931,421     $912,576,866
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $7.94           $8.71          $10.45          $10.40           $9.81
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .21             .34             .49             .46             .34
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .93            (.57)           (.95)            .37             .73
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.14            (.23)           (.46)            .83            1.07
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.43)           (.54)           (.62)           (.40)           (.40)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.66)           (.38)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.43)           (.54)          (1.28)           (.78)           (.48)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.65           $7.94           $8.71          $10.45          $10.40
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     14.88           (2.97)          (4.84)           8.18           11.05
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $680,678        $558,847        $578,416        $406,224        $373,313
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.39            1.33            1.29            1.25            1.31
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   2.55            3.99            5.13            4.37            3.25
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    200.28          144.07          180.29          276.48          165.48
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $7.89           $8.68          $10.42          $10.37           $9.78
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .15             .28             .41             .37             .26
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .93            (.59)           (.94)            .38             .73
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.08            (.31)           (.53)            .75             .99
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.37)           (.48)           (.55)           (.32)           (.32)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.66)           (.38)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.37)           (.48)          (1.21)           (.70)           (.40)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.60           $7.89           $8.68          $10.42          $10.37
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     14.14           (3.94)          (5.60)           7.40           10.29
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $127,586        $109,186        $129,598        $153,985        $187,112
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.14            2.08            2.04            2.00            2.06
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.80            3.26            4.41            3.57            2.50
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    200.28          144.07          180.29          276.48          165.48
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $7.88           $8.66          $10.39          $10.34           $9.75
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .15             .28             .41             .36             .26
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .92            (.58)           (.93)            .39             .74
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.07            (.30)           (.52)            .75            1.00
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.37)           (.48)           (.55)           (.32)           (.33)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.66)           (.38)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.37)           (.48)          (1.21)           (.70)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.58           $7.88           $8.66          $10.39          $10.34
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     13.99           (3.84)          (5.51)           7.39           10.34
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $38,868         $36,330         $41,854         $41,846         $58,831
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.14            2.08            2.04            2.00            2.06
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.81            3.26            4.41            3.51            2.50
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    200.28          144.07          180.29          276.48          165.48
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS M
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $7.90           $8.68          $10.42          $10.37           $9.78
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .16             .30             .44             .40             .29
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .92            (.58)           (.95)            .38             .73
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.08            (.28)           (.51)            .78            1.02
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.39)           (.50)           (.57)           (.35)           (.35)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.66)           (.38)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.39)           (.50)          (1.23)           (.73)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.59           $7.90           $8.68          $10.42          $10.37
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     14.10           (3.59)          (5.34)           7.66           10.56
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $16,114         $19,109         $21,265         $24,869         $29,373
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.89            1.83            1.79            1.75            1.81
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   2.09            3.50            4.66            3.82            2.77
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    200.28          144.07          180.29          276.48          165.48
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS R
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  For the period
                                                                                                                 January 21, 2003+
Per-share                                                                                                        to September 30
operating performance                                                                                                       2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                        $8.01
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                                    .13
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                          .66
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                        .79
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                           (.15)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                         (.15)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                              $8.65
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                      9.91*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                                $1
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                                   1.13*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                   1.60*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                    200.28
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $7.94           $8.73          $10.47          $10.42           $9.82
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .23             .37             .51             .51             .36
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .92            (.59)           (.95)            .35             .75
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.15            (.22)           (.44)            .86            1.11
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.45)           (.57)           (.64)           (.43)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.66)           (.38)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.45)           (.57)          (1.30)           (.81)           (.51)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.64           $7.94           $8.73          $10.47          $10.42
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     15.08           (2.93)          (4.59)           8.43           11.42
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $169,684        $189,105        $213,026        $202,510        $110,831
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.14            1.08            1.04            1.00            1.06
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   2.83            4.25            5.41            4.84            3.50
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    200.28          144.07          180.29          276.48          165.48
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
September 30, 2003

Note 1
Significant accounting policies

Putnam Asset Allocation Funds (the "trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which consists of a series of investment portfolios (the "funds"), each of which is represented by a separate series of shares of beneficial interest. The trust currently offers three funds: Growth Portfolio, Balanced Portfolio and Conservative Portfolio, whose objectives are to seek capital appreciation, total return and total return consistent with preservation of capital, respectively.

The funds each offer class A, class B, class C, class M, class R and class Y shares. Effective January 21, 2003 the funds began offering class R shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the funds are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the funds, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Each fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the funds' manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized /accreted on a yield-to-maturity basis.

E) Foreign currency translations The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts Each fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The funds' portfolios.

G) Futures and options contracts Each fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. Each fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to each fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The funds' portfolios.

H) Total return swap contracts Each fund may enter into total return swap contracts, which are arrangements to exchange a market-linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. Each fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The funds' portfolios.

I) Interest rate swap contracts Each fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the funds' exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. Each fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The funds' portfolios.

J) Credit default contracts Each fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The funds' portfolios.

K) TBA purchase commitments Each fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although each fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The funds' portfolios.

M) Security lending Each fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the funds' agents; the funds will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2003, the value of securities loaned amounted to $42,804,599, $74,994,780 and $15,506,944 for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively. The funds received cash collateral of $44,341,857, $77,917,816 and $16,049,868 for Growth Portfolio, Balanced
Portfolio and Conservative Portfolio, respectively, which is pooled with collateral of other Putnam funds into 37 (for Growth Portfolio and Balanced Portfolio) and 36 (for Conservative Portfolio) issuers of high-grade short-term investments.

N) Line of credit During the period, each fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the funds maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the funds had no borrowings against the line of credit. Effective August 6, 2003, the funds no longer participated in a committed line of credit.

O) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2003, the funds had capital loss carryovers of $430,037,084, $468,216,921 and $144,248,814 for the Growth Portfolio,
Balanced Portfolio and Conservative Portfolio, respectively, available to the extent allowed by tax law to offset future net capital gain, if any. The amount of each of the carryovers and the expiration dates are as follows:

Growth Portfolio

Loss Carryover                Expiration
--------------                ------------------------
  $15,214,852                 September 30, 2009
  217,530,767                 September 30, 2010
  197,291,465                 September 30, 2011

Balanced Portfolio

Loss Carryover                Expiration
--------------                ------------------------
 $243,416,756                 September 30, 2010
  224,800,165                 September 30, 2011

Conservative Portfolio

Loss Carryover                Expiration
--------------                ------------------------
  $3,097,156                 September 30, 2009
  54,171,035                 September 30, 2010
  86,980,623                 September 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the funds have elected to defer to their fiscal year ending September 30, 2004 $101,429,067, $106,846,778 and $5,616,370
for the Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively, of losses recognized during the period November 1, 2002 to September 30, 2003.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. On each of the funds, these differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities, realized and unrealized gains and losses on passive foreign investment companies and income on swap contracts. Reclassifications are made to the funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2003, reclassifications were as follows:

Undistributed Net Investment Income
-------------------------------------------------------------
Growth Portfolio                                  $16,644,871
-------------------------------------------------------------
Balanced Portfolio                                 30,670,925
-------------------------------------------------------------
Conservative Portfolio                             20,090,204
-------------------------------------------------------------

Accumulated Net Realized Gains and Losses
-------------------------------------------------------------
Growth Portfolio                                 $(16,639,763)
-------------------------------------------------------------
Balanced Portfolio                                (31,434,505)
-------------------------------------------------------------
Conservative Portfolio                            (20,076,579)
-------------------------------------------------------------

Paid-in Capital
-------------------------------------------------------------
Growth Portfolio                                      $(5,108)
-------------------------------------------------------------
Balanced Portfolio                                    763,580
-------------------------------------------------------------
Conservative Portfolio                                (13,625)
-------------------------------------------------------------

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Growth Portfolio
--------------------------------------------------------------
Unrealized appreciation                           $135,639,022
Unrealized depreciation                            (73,336,061)
                                                 ------------
Net unrealized appreciation                         62,302,961
Undistributed ordinary income                       23,362,490
Capital loss carryforward                         (430,037,084)
Post October loss                                 (101,429,067)
Cost for federal income tax purposes            $1,478,722,201

Balanced Portfolio
--------------------------------------------------------------
Unrealized appreciation                           $180,370,649
Unrealized depreciation                            (84,842,247)
                                                 ------------
Net unrealized appreciation                         95,528,402
Undistributed ordinary income                       13,734,495
Capital loss carryforward                         (468,216,921)
Post October loss                                 (106,846,778)
Cost for federal income tax purposes            $2,429,053,885

Conservative Portfolio
--------------------------------------------------------------
Unrealized appreciation                            $60,913,376
Unrealized depreciation                            (25,270,211)
                                                 ------------
Net unrealized appreciation                         35,643,165
Undistributed ordinary income                       11,697,185
Capital loss carryforward                         (144,248,814)
Post October loss                                   (5,616,370)
Cost for federal income tax purposes            $1,221,215,129

Q) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of each fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds' assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The funds have entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the funds' expenses. The funds also reduced expenses through brokerage service arrangements.

For the year ended September 30, 2003, the funds' expenses were reduced by $863,874, $880,880 and $177,174 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under these arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $1,979, $2,161 and $1,823 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) have been allocated to the funds, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The funds have adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The funds have adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the funds who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

Each fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by each fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2003, Putnam Retail Management, acting as underwriter received the following:

                                Class A                Class M
                                    Net                    Net
                            Commissions            Commissions
--------------------------------------------------------------
Growth Portfolio               $129,923                 $5,053
--------------------------------------------------------------
Balanced Portfolio              176,714                  3,816
--------------------------------------------------------------
Conservative Portfolio          111,424                  4,033
--------------------------------------------------------------

                                Class B                Class C
                             Contingent             Contingent
                               deferred               deferred
                           sales charge           sales charge
--------------------------------------------------------------
Growth Portfolio               $393,276                 $7,970
--------------------------------------------------------------
Balanced Portfolio              564,254                  3,862
--------------------------------------------------------------
Conservative Portfolio          269,051                  6,049
--------------------------------------------------------------

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2003, Putnam Retail Management, acting as underwriter received the following:

                                Class A                Class M
                               Deferred               Deferred
                           sales charge           sales charge
--------------------------------------------------------------
Growth Portfolio                  $1,793                   $--
--------------------------------------------------------------
Balanced Portfolio                 3,235                    --
--------------------------------------------------------------
Conservative Portfolio             2,418                    --
--------------------------------------------------------------

Note 3
Purchases and sales of securities

During the year ended September 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

                                     U.S. Government Obligations
----------------------------------------------------------------
                                     Purchases             Sales
----------------------------------------------------------------
Growth Portfolio                  $129,922,942      $141,335,746
----------------------------------------------------------------
Balanced Portfolio                 248,163,371       261,866,088
----------------------------------------------------------------
Conservative Portfolio             179,985,583       185,959,182
----------------------------------------------------------------

                                                Other Securities
----------------------------------------------------------------
                                     Purchases             Sales
----------------------------------------------------------------
Growth Portfolio                $1,401,831,946    $1,469,760,080
----------------------------------------------------------------
Balanced Portfolio               2,387,546,531     2,528,339,504
----------------------------------------------------------------
Conservative Portfolio           1,274,265,936     1,255,148,154
----------------------------------------------------------------

Written option transactions during the year are summarized
as follows:
                                      Contract          Premiums
Growth Portfolio                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                          384          $430,368
----------------------------------------------------------------
Options opened                         166,386           117,676
Options exercised                     (132,105)          (58,619)
Options expired                        (34,222)          (15,058)
Options closed                            (443)         (474,367)
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------

                                      Contract          Premiums
Balanced Portfolio                     Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                          607          $680,170
----------------------------------------------------------------
Options opened                         324,255           176,092
Options exercised                     (280,601)         (106,948)
Options expired                        (43,587)          (19,178)
Options closed                            (674)         (730,136)
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------

                                      Contract          Premiums
Conservative Portfolio                 Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                          252          $282,429
----------------------------------------------------------------
Options opened                          42,933            46,929
Options exercised                      (22,794)          (18,690)
Options expired                        (20,113)           (8,850)
Options closed                            (278)         (301,818)
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------

Note 4
Capital shares

At September 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A
----------------------------------------------------------------
Growth Portfolio                        Shares            Amount
----------------------------------------------------------------
Shares sold                         19,814,079      $167,068,030
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,072,597        16,601,496
----------------------------------------------------------------
Shares repurchased                 (28,181,054)     (236,992,452)
----------------------------------------------------------------
Net decrease                        (6,294,378)     $(53,322,926)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class A
----------------------------------------------------------------
Growth Portfolio                        Shares            Amount
----------------------------------------------------------------
Shares sold                         22,731,158      $212,036,133
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,332,789        22,114,989
----------------------------------------------------------------
Shares repurchased                 (25,604,867)     (235,794,498)
----------------------------------------------------------------
Net decrease                          (540,920)      $(1,643,376)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B
----------------------------------------------------------------
Growth Portfolio                        Shares            Amount
----------------------------------------------------------------
Shares sold                          5,259,323       $43,680,566
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       511,395         4,050,251
----------------------------------------------------------------
Shares repurchased                  (6,923,498)      (55,720,110)
----------------------------------------------------------------
Net decrease                        (1,152,780)      $(7,989,293)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class B
----------------------------------------------------------------
Growth Portfolio                        Shares            Amount
----------------------------------------------------------------
Shares sold                          5,388,339       $49,274,023
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       688,511         6,547,251
----------------------------------------------------------------
Shares repurchased                 (12,820,165)     (116,803,993)
----------------------------------------------------------------
Net decrease                        (6,743,315)     $(60,982,719)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C
----------------------------------------------------------------
Growth Portfolio                        Shares            Amount
----------------------------------------------------------------
Shares sold                          1,467,650       $12,030,076
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       166,832         1,302,957
----------------------------------------------------------------
Shares repurchased                  (2,181,258)      (17,365,919)
----------------------------------------------------------------
Net decrease                          (546,776)      $(4,032,886)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class C
----------------------------------------------------------------
Growth Portfolio                        Shares            Amount
----------------------------------------------------------------
Shares sold                          1,792,700       $16,236,704
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       235,350         2,172,277
----------------------------------------------------------------
Shares repurchased                  (4,053,667)      (36,042,887)
----------------------------------------------------------------
Net decrease                        (2,025,617)     $(17,633,906)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M
----------------------------------------------------------------
Growth Portfolio                        Shares            Amount
----------------------------------------------------------------
Shares sold                            826,696        $6,819,645
----------------------------------------------------------------
Shares issued in
connections with
reinvestment
of distributions                        94,091           744,263
----------------------------------------------------------------
Shares repurchased                  (1,847,151)      (14,786,161)
----------------------------------------------------------------
Net decrease                          (926,364)      $(7,222,253)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class M
----------------------------------------------------------------
Growth Portfolio                        Shares            Amount
----------------------------------------------------------------
Shares sold                            961,765        $8,826,897
----------------------------------------------------------------
Shares issued in
connections with
reinvestment
of distributions                       138,720         1,297,028
----------------------------------------------------------------
Shares repurchased                  (2,164,241)      (19,666,697)
----------------------------------------------------------------
Net decrease                        (1,063,756)      $(9,542,772)
----------------------------------------------------------------

                                    Period from January 21, 2003
                                     (commencement of operations)
                                           to September 30, 2003
----------------------------------------------------------------
Class R
----------------------------------------------------------------
Growth Portfolio                        Shares            Amount
----------------------------------------------------------------
Shares sold                                129            $1,054
----------------------------------------------------------------
Shares issued in
connections with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               129            $1,054
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class Y
----------------------------------------------------------------
Growth Portfolio                        Shares            Amount
----------------------------------------------------------------
Shares sold                          9,812,734       $82,930,307
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,659,047        13,371,921
----------------------------------------------------------------
Shares repurchased                 (19,942,002)     (166,590,277)
----------------------------------------------------------------
Net decrease                        (8,470,221)     $(70,288,049)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class Y
----------------------------------------------------------------
Growth Portfolio                        Shares            Amount
----------------------------------------------------------------
Shares sold                         14,867,666      $139,899,823
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,745,306        16,667,668
----------------------------------------------------------------
Shares repurchased                 (14,583,608)     (135,069,949)
----------------------------------------------------------------
Net increase                         2,029,364       $21,497,542
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A
----------------------------------------------------------------
Balanced Portfolio                      Shares            Amount
----------------------------------------------------------------
Shares sold                         32,292,377      $279,089,501
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,316,152        28,317,320
----------------------------------------------------------------
Shares repurchased                 (43,291,881)     (373,422,918)
----------------------------------------------------------------
Net decrease                        (7,683,352)     $(66,016,097)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class A
----------------------------------------------------------------
Balanced Portfolio                      Shares            Amount
----------------------------------------------------------------
Shares sold                         47,980,085      $453,125,614
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     4,053,697        38,683,833
----------------------------------------------------------------
Shares repurchased                 (53,917,039)     (506,029,165)
----------------------------------------------------------------
Net decrease                        (1,883,257)     $(14,219,718)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B
----------------------------------------------------------------
Balanced Portfolio                      Shares            Amount
----------------------------------------------------------------
Shares sold                          8,467,772       $73,089,528
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       599,108         5,059,031
----------------------------------------------------------------
Shares repurchased                  (8,634,921)      (73,208,797)
----------------------------------------------------------------
Net increase                           431,959        $4,939,762
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class B
----------------------------------------------------------------
Balanced Portfolio                      Shares            Amount
----------------------------------------------------------------
Shares sold                          7,062,449       $65,789,464
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       853,347         8,144,781
----------------------------------------------------------------
Shares repurchased                 (16,329,702)     (150,932,362)
----------------------------------------------------------------
Net decrease                        (8,413,906)     $(76,998,117)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C
----------------------------------------------------------------
Balanced Portfolio                      Shares            Amount
----------------------------------------------------------------
Shares sold                          1,661,454       $14,332,567
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       182,017         1,522,822
----------------------------------------------------------------
Shares repurchased                  (3,129,549)      (26,412,137)
----------------------------------------------------------------
Net decrease                        (1,286,078)     $(10,556,748)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class C
----------------------------------------------------------------
Balanced Portfolio                      Shares            Amount
----------------------------------------------------------------
Shares sold                          2,120,404       $19,841,487
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       277,978         2,633,116
----------------------------------------------------------------
Shares repurchased                  (4,685,495)      (42,220,781)
----------------------------------------------------------------
Net decrease                        (2,287,113)     $(19,746,178)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M
----------------------------------------------------------------
Balanced Portfolio                      Shares            Amount
----------------------------------------------------------------
Shares sold                            936,874        $8,128,191
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       101,064           858,508
----------------------------------------------------------------
Shares repurchased                  (2,010,260)      (17,094,101)
----------------------------------------------------------------
Net decrease                          (972,322)      $(8,107,402)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class M
----------------------------------------------------------------
Balanced Portfolio                      Shares            Amount
----------------------------------------------------------------
Shares sold                          1,010,947        $9,509,057
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       145,295         1,388,789
----------------------------------------------------------------
Shares repurchased                  (1,890,043)      (17,805,602)
----------------------------------------------------------------
Net decrease                          (733,801)      $(6,907,756)
----------------------------------------------------------------

                                    Period from January 21, 2003
                                     (commencement of operations)
                                           to September 30, 2003
----------------------------------------------------------------
Class R
----------------------------------------------------------------
Balanced Portfolio                      Shares            Amount
----------------------------------------------------------------
Shares sold                                117            $1,000
----------------------------------------------------------------
Shares issued in
connections with
reinvestment
of distributions                             2                11
----------------------------------------------------------------
Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               119            $1,011
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class Y
----------------------------------------------------------------
Balanced Portfolio                      Shares            Amount
----------------------------------------------------------------
Shares sold                         12,361,005      $106,869,192
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,118,199        18,119,767
----------------------------------------------------------------
Shares repurchased                 (32,672,996)     (284,596,803)
----------------------------------------------------------------
Net decrease                       (18,193,792)    $(159,607,844)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class Y
----------------------------------------------------------------
Balanced Portfolio                      Shares            Amount
----------------------------------------------------------------
Shares sold                         28,562,458      $272,970,182
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,590,411        24,697,455
----------------------------------------------------------------
Shares repurchased                 (23,173,909)     (214,218,672)
----------------------------------------------------------------
Net increase                         7,978,960       $83,448,965
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A
----------------------------------------------------------------
Conservative Portfolio                  Shares            Amount
----------------------------------------------------------------
Shares sold                         23,086,411      $189,361,338
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,837,151        30,849,483
----------------------------------------------------------------
Shares repurchased                 (18,670,656)     (153,257,359)
----------------------------------------------------------------
Net increase                         8,252,906       $66,953,462
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class A
----------------------------------------------------------------
Conservative Portfolio                  Shares            Amount
----------------------------------------------------------------
Shares sold                         22,119,435      $188,844,121
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     4,206,521        36,176,867
----------------------------------------------------------------
Shares repurchased                 (22,325,836)     (190,199,625)
----------------------------------------------------------------
Net increase                         4,000,120       $34,821,363
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B
----------------------------------------------------------------
Conservative Portfolio                  Shares            Amount
----------------------------------------------------------------
Shares sold                          5,779,799       $47,004,314
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       583,711         4,651,612
----------------------------------------------------------------
Shares repurchased                  (5,362,457)      (43,335,818)
----------------------------------------------------------------
Net increase                         1,001,053        $8,320,108
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class B
----------------------------------------------------------------
Conservative Portfolio                  Shares            Amount
----------------------------------------------------------------
Shares sold                          3,911,982       $32,995,951
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       737,978         6,328,944
----------------------------------------------------------------
Shares repurchased                  (5,747,889)      (48,619,888)
----------------------------------------------------------------
Net decrease                        (1,097,929)      $(9,294,993)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C
----------------------------------------------------------------
Conservative Portfolio                  Shares            Amount
----------------------------------------------------------------
Shares sold                          1,240,432       $10,116,205
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       190,537         1,514,696
----------------------------------------------------------------
Shares repurchased                  (1,511,316)      (12,273,575)
----------------------------------------------------------------
Net decrease                           (80,347)        $(642,674)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class C
----------------------------------------------------------------
Conservative Portfolio                  Shares            Amount
----------------------------------------------------------------
Shares sold                          1,454,893       $12,399,040
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       246,210         2,107,000
----------------------------------------------------------------
Shares repurchased                  (1,922,342)      (16,324,318)
----------------------------------------------------------------
Net decrease                          (221,239)      $(1,818,278)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M
----------------------------------------------------------------
Conservative Portfolio                  Shares            Amount
----------------------------------------------------------------
Shares sold                            808,099        $6,528,632
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       104,812           828,055
----------------------------------------------------------------
Shares repurchased                  (1,457,587)      (11,746,768)
----------------------------------------------------------------
Net decrease                          (544,676)      $(4,390,081)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class M
----------------------------------------------------------------
Conservative Portfolio                  Shares            Amount
----------------------------------------------------------------
Shares sold                            876,705        $7,490,254
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       150,509         1,168,707
----------------------------------------------------------------
Shares repurchased                  (1,057,736)       (8,965,606)
----------------------------------------------------------------
Net decrease                           (30,522)        $(306,645)
----------------------------------------------------------------

                                    Period from January 21, 2003
                                     (commencement of operations)
                                           to September 30, 2003
----------------------------------------------------------------
Class R
----------------------------------------------------------------
Conservative Portfolio                  Shares            Amount
----------------------------------------------------------------
Shares sold                                125            $1,000
----------------------------------------------------------------
Shares issued in
connections with
reinvestment
of distributions                             2                18
----------------------------------------------------------------
Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               127            $1,018
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class Y
----------------------------------------------------------------
Conservative Portfolio                  Shares            Amount
----------------------------------------------------------------
Shares sold                          6,166,355       $50,461,151
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,255,920        10,081,293
----------------------------------------------------------------
Shares repurchased                 (11,607,645)      (95,510,009)
----------------------------------------------------------------
Net decrease                        (4,185,370)     $(34,967,565)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class Y
----------------------------------------------------------------
Conservative Portfolio                  Shares            Amount
----------------------------------------------------------------
Shares sold                          7,256,752       $62,038,462
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,614,292        13,899,862
----------------------------------------------------------------
Shares repurchased                  (9,459,552)      (80,067,472)
----------------------------------------------------------------
Net decrease                          (588,508)      $(4,129,148)
----------------------------------------------------------------

At September 30, 2003 Putnam, LLC owned class R shares of the funds as follows:

                            Number     % of class R
                               of         shares
                             shares     outstanding        Value
----------------------------------------------------------------
Growth Portfolio               129          100.0         $1,193
----------------------------------------------------------------
Balanced Portfolio             119          100.0          1,100
----------------------------------------------------------------
Conservative Portfolio         127          100.0          1,099
----------------------------------------------------------------


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by certain investment professionals. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings that it willfully violated provisions of the securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings initiated by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. The SEC's and Commonwealth's allegations also serve as the general basis for numerous lawsuits, including purported class action lawsuits, filed against Putnam Management and certain related parties, including certain open-end Putnam funds. Putnam Management has agreed to bear any reasonable legal costs incurred by the Putnam funds in connection with defending these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending actions will have a material adverse financial impact on the fund is remote, and that the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's trading policies and controls. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

-------------------------------------------------------------------------
Federal tax information
(Unaudited)

The funds have designated 29.19%, 27.08% and 6.52% of the distributions from net investment income for the Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively, as qualifying for the dividends received deduction for corporations.

For tax year ended September 30, 2003, the funds hereby designate 52.37%, 32.76% and 8.44% or the maximum amount allowable, for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively, of net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice President and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.


Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).


Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of September 30, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds


The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Auditors
PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Asset Allocation Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.



[LOGO OMITTED]

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109


---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


AN060-203401  250/259/264  11/03

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Asset Allocation Fund, Growth Portfolio
Supplement to Annual Report dated 9/30/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 9/30/03

                                                     NAV
1 year                                             23.70%
5 years                                            21.74
Annual average                                      4.01
Life of fund (since class A inception, 2/8/94)    105.30
Annual average                                      7.74

Share value:                                         NAV

9/30/02                                            $7.76
9/30/03                                            $9.30

----------------------------------------------------------------------------
Distributions:   No.    Income    Capital gains    Total
                  1     $0.259        --          $0.259
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Asset Allocation Fund, Balanced Portfolio
Supplement to Annual Report dated 9/30/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 9/30/03

                                                      NAV

1 year                                              17.67%
5 years                                             23.46
Annual average                                       4.30
Life of fund (since class A inception, 2/7/94)     101.74
Annual average                                       7.55

Share value:                                          NAV

9/30/02                                             $8.11
9/30/03                                             $9.27

----------------------------------------------------------------------------
Distributions:   No.    Income    Capital gains     Total
                  4     $0.250         --          $0.250
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Asset Allocation Fund, Conservative Portfolio
Supplement to Annual Report dated 9/30/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 9/30/03

                                                    NAV

1 year                                            15.08%
5 years                                           28.77
Annual average                                     5.19
Life of fund (since class A inception, 2/7/94)    90.44
Annual average                                     6.91

Share value:                                        NAV

9/30/02                                           $7.94
9/30/03                                           $8.64

----------------------------------------------------------------------------
Distributions:   No.    Income    Capital gains   Total
                 12     $0.453         --        $0.453
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.




Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 25, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: November 25, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: November 25, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 25, 2003